UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21364

                          SCHRODER GLOBAL SERIES TRUST
               (Exact name of registrant as specified in charter)
                                    ________

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                                Michael Beattie
                              C/O SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-800-464-3108

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2017

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

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                               SCHRODER MUTUAL FUNDS

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OCTOBER 31, 2017               ANNUAL REPORT


                               DOMESTIC EQUITY
                               Schroder North American Equity Fund

                               INTERNATIONAL EQUITY
                               Schroder Emerging Markets Small Cap Fund

                               FIXED INCOME
                               Schroder Short Duration Bond Fund
                               Schroder Total Return Fixed Income Fund
                               Schroder Long Duration Investment-Grade Bond Fund




SCHRODERS


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SCHRODER MUTUAL FUNDS
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TABLE OF CONTENTS

Management Discussion and Analysis............................................ 1
Schedules of Investments
     North American Equity Fund ............................................  16
     Emerging Markets Small Cap Fund .......................................  21
     Short Duration Bond Fund ..............................................  24
     Total Return Fixed Income Fund ........................................  28
     Long Duration Investment-Grade Bond Fund ..............................  36
Statements of Assets and Liabilities .......................................  40
Statements of Operations ...................................................  42
Statements of Changes in Net Assets ........................................  44
Financial Highlights .......................................................  48
Notes to Financial Statements ..............................................  52
Report of Independent Registered Public Accounting Firm ....................  69
Information Regarding Review and Approval of Investment Advisory Contracts .  70
Disclosure of Fund Expenses ................................................  73
Trustees and Officers ......................................................  75
Notice to Shareholders .....................................................  78
Shareholder Voting Results .................................................  80



PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's
Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

FORM N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec. gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


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SCHRODER MUTUAL FUNDS
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IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND
PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2017. The views expressed in the Management Discussion and Analysis sections (the "MD&As") are those of the respective Fund's portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. ("SIMNA"). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting SIMNA at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.








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                                                                               1

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SCHRODER NORTH AMERICAN EQUITY FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of December 1, 2017)

PERFORMANCE

For the twelve-month period ended October 31, 2017, the Schroder North American Equity Fund (the "Fund") gained 21.96% (Investor Shares), compared to the S&P 500 Index (the "Index"), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, which rose 23.63% during the same period.

MARKET BACKGROUND

The early part of the reporting period was dominated by the U.S. presidential election in November 2016 and the unexpected victory for Donald Trump. After a brief initial shock, investors embraced the potential for tax cuts, stimulus measures and lighter regulation under President Trump and a Republican-controlled Congress. The Federal Reserve (the "Fed") increased interest rates, in line with expectations, as macroeconomic data remained supportive.

In style terms, value did well in late 2016 on the back of increasing investor confidence. The OPEC oil production deal in November was positive for investor sentiment. Together with a subsequent agreement between non-OPEC producers to cut supply in December, this helped deliver a boost to oil prices.

However, as 2017 got under way, the strong performance of value in late 2016 began to unwind and growth was resurgent. The failure of the Trump administration to pass revisions to healthcare legislation cast doubts on the administration's ability to implement other policies. The Fed increased interest rates again in March and June 2017 although inflation remained softer than expected. Investors' preference for a narrow cohort of growth stocks drove the market's performance.

The latter part of the period under review was characterized by similar themes, with the strong performance of growth and momentum stocks once again dominating. This eased slightly towards the end of the period with a rotation into commodity-focused industries.

PORTFOLIO REVIEW

Against this backdrop, the Fund posted strong positive returns, but lagged the benchmark Index. The market environment proved difficult for our diversified, valuation-aware approach. The principal detractors from relative performance were the information technology and consumer discretionary sectors, where our preference for better-quality and more attractively-valued names (for example, IBM) was not rewarded.

The Fund's holdings in healthcare, currently one of our favored sectors due to a combination of valuation and business quality, weighed on returns as the sector suffered during the period, most notably our position in MEDNAX. Positive influences included our long-standing underweight to the real estate sector, which we view as expensive. The underweight to utilities was also positive; anticipation of tightening monetary policy made these "yield proxies" less attractive to investors. Our positioning in the energy sector also added value.

OUTLOOK

The positioning of the Fund continues to reflect our goal of finding the best trade-off between valuation and business quality. The Fund's most significant overweight positions remain in healthcare and information technology.

Within healthcare, we see a broad range of attractive opportunities throughout pharmaceuticals and healthcare providers. In technology, our preferred areas remain high quality "boring" companies with strong balance sheets and rising dividends and overlooked software developers.

Within telecoms, our exposure has taken a particular focus on integrated providers. We have also taken further advantage of weaker prices to selectively add to positions in consumer staples leading to our now overweight position in the sector.

We maintain our long-standing underweights in real estate and utilities. We have recently continued to increase our underweight exposure to the consumer discretionary sector, most notably in media and auto makers.

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                                                                               2

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SCHRODER NORTH AMERICAN EQUITY FUND
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                 COMPARISON OF CHANGE IN THE VALUE OF A $10,000
         INVESTMENT IN THE SCHRODER NORTH AMERICAN EQUITY FUND INVESTOR
               SHARES VS. THE STANDARD & POOR'S (S&P) 500 INDEX.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

-------------------------------------------------------------------------------------------------------------------------------
                                         10/31/07    10/31/08    10/31/09    10/31/10    10/31/11     10/31/12     10/31/13
-------------------------------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND,
  INVESTOR SHARES                        $10,000      $6,519      $7,210      $8,340      $8,982       $10,204      $12,934
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                            $10,000      $6,390      $7,017      $8,176      $8,837       $10,181      $12,948
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                         10/31/14     10/31/15     10/31/16     10/31/17
-------------------------------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND,
  INVESTOR SHARES                        $14,971      $15,535      $16,187      $19,742
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX                            $15,183      $15,973      $16,693      $20,638
-------------------------------------------------------------------------------------------------------------------------------





The S&P 500 INDEX is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

                                           ONE YEAR ENDED     FIVE YEARS ENDED        TEN YEARS ENDED
                                          OCTOBER 31, 2017   OCTOBER 31, 2017 (A)   OCTOBER 31, 2017 (A)
SCHRODER NORTH AMERICAN EQUITY FUND
  Investor Shares                              21.96%              14.11%                 7.04%
--------------------------------------------------------------------------------------------------------
  S&P 500 Index                                23.63%              15.18%                 7.51%
--------------------------------------------------------------------------------------------------------

(a)  Average annual total returns.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

------------------------------------------------     ----------------------------------------------------
                TOP 5 HOLDINGS                                       SECTOR ALLOCATION
------------------------------------------------     ----------------------------------------------------
SECURITY                         % OF NET ASSETS     SECTOR                              % OF NET ASSETS

Apple                                  4.3%          Information Technology                  25.4%
------------------------------------------------     ----------------------------------------------------
Microsoft                              3.2           Financials                              16.0
------------------------------------------------     ----------------------------------------------------
Johnson & Johnson                      2.0           Healthcare                              14.7
------------------------------------------------     ----------------------------------------------------
JPMorgan Chase                         1.9           Consumer Discretionary                  11.0
------------------------------------------------     ----------------------------------------------------
Amazon.com                             1.7           Industrials                             10.7
------------------------------------------------     ----------------------------------------------------
                                                     Consumer Staples                         8.4
                                                     ----------------------------------------------------
                                                     Energy                                   5.5
                                                     ----------------------------------------------------
                                                     Telecommunication Services               2.5
                                                     ----------------------------------------------------
                                                     Materials                                1.8
                                                     ----------------------------------------------------
                                                     Utilities                                1.1
                                                     ----------------------------------------------------
                                                     Real Estate                              0.9
                                                     ----------------------------------------------------
                                                     Other Assets less Liabilities            2.0
                                                     ----------------------------------------------------

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                                                                               3

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SCHRODER EMERGING MARKETS SMALL CAP FUND
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MANAGEMENT DISCUSSION AND ANALYSIS (As of December 1, 2017)

PERFORMANCE

For the twelve-month period ended October 31, 2017, the Schroder Emerging Markets Small Cap Fund (the "Fund") gained 18.09% (R6 Shares) and 18.12% (Investor Shares), compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (the "Index") (a broad-based basket of emerging market stocks covering 1,829 securities across 24 markets), which rose 20.71%.

MARKET BACKDROP

Global equities registered strong gains over the twelve-month period as global growth accelerated. The election of Donald Trump as U.S. President in November 2016 led financial markets to price in a reflation trade. This was in anticipation that the new administration's plan for U.S. fiscal stimulus would lead to stronger U.S. growth. However, expectations for the scale and timing of fiscal expansion were subsequently reduced Combined with an easing in trade policy concerns and a decreasing risk of more aggressive monetary policy tightening, the U.S. dollar reversed part of its strong post-election gains. The U.S. Federal Reserve (the "Fed") continued to gradually normalize its monetary policy, raising its headline rate by a total of 75 basis points over the period to 1.25% . It also announced plans for quantitative tightening (QT) in September 2017. Other major global central banks maintained accommodative monetary policy, albeit the European Central Bank announced a reduction in the scale of its quantitative easing program at the end of the period. U.S. dollar weakness and a synchronous pickup in global growth were supportive of emerging markets equities. The Index delivered a robust return of 20.71% (in USD terms) but underperformed the MSCI World Index, which increased by 22.77% (in USD terms).

Emerging European equities were among the best performing markets. A pick-up in global growth combined with the election of centrist leaders in France, the Netherlands and Germany all proved supportive Taiwan also benefited from faster global growth, with technology stocks, in particular semiconductor manufacturers, underpinning gains.

China outperformed as macroeconomic data stabilized and concern over U. S. protectionist measures eased. GDP growth modestly increased and was 6.8% year-on-year in the third quarter of 2017, showing minimal impact from the authorities' moves to selectively tighten credit and tackle financial sector risks. Measures to tighten short-term interest rates, coupled with U.S. dollar weakness, also served to ease pressure on the capital account. In India, despite some deceleration in GDP growth, owing to the impact of demonetization and the Goods and Services Tax (GST), the country posted a strong gain. Inflation remained within the target range and the central bank lowered interest rates by a total of 75 basis points over the period. Strong performance from the ruling Bharatiya Janata Party in state elections also supported sentiment and the outlook for reforms.

A recovery in commodity prices, supported in part by stronger growth in China, was beneficial for a number of Latin American markets; notably Brazil and Chile. In Brazil, macroeconomic data recovered from depressed levels and the economy exited recession in the first quarter of 2017. Inflation maintained a downward path and the central bank materially reduced its headline interest rate from 14% to 7.5%. In Chile, the market was also boosted by opinion polls that indicated a lead for centre-right candidate, Sebastian Pinera, ahead of a presidential election in November 2017.

In contrast, South Korea recorded a strong gain but modestly underperformed. Increased tensions with North Korea, notably over deployment of its missile defense program, weighed on trade with China Concern over the new government's policies also acted as a headwind to the market. Those markets most sensitive to global liquidity tightening underperformed. This was in part given declines at the end of the period when the Fed confirmed plans for QT and the dollar appreciated. Turkey, South Africa, Indonesia and Malaysia all lagged. Mexico posted a negative return amid concern over U.S. trade policy under the Trump administration, in particular the future of NAFTA, and due to domestic politics. This led to some volatility in the peso.


--------------------------------------------------------------------------------

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SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund lagged the Index over the reporting period.

Stock selection in Taiwan and India were the key headwinds. In Taiwan, Apple component suppliers, which we do not generally favor due to their single product/single customer focus, rallied sharply ahead of the company's latest product release. Meanwhile, several of our positions in exporters were negatively impacted by Taiwanese dollar strength. This included bicycle manufacturer MERIDA. In India, a number of our more defensive holdings underperformed the strong market return. This included APOLLO HOSPITALS and PFIZER. In contrast, stock selection in China was positive, in particular the overweight to hotel operator CHINA LODGING GROUP.

OUTLOOK

The strategic case for an investment in emerging market smaller companies continues to be compelling, in large part due to their rich opportunity set and their generally under researched nature relative to larger capitalization companies. The outlook is supported by an improving economic and earnings profile. Valuations are reasonably attractive and we continue to find compelling investment opportunities in well managed smaller companies given the breadth of the universe.


























--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

                COMPARISON OF CHANGE IN THE VALUE OF A $250,000
      INVESTMENT IN THE SCHRODER EMERGING MARKETS SMALL CAP FUND -- R6 AND INVESTOR SHARES VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING
                            MARKETS SMALL CAP INDEX.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

-----------------------------------------------------------------------------------------------------------------
                                                              8/26/15       10/31/15     10/31/16    10/31/17
-----------------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND, R6 SHARES           $250,000      $263,000     $301,750    $356,346
-----------------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND, INVESTOR SHARES     $250,000      $263,000     $301,500    $356,122
-----------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS SMALL CAP INDEX                         $250,000      $273,669     $286,755    $346,148
-----------------------------------------------------------------------------------------------------------------

The MSCI EMERGING MARKETS SMALL CAP INDEX includes small cap representation across 24 emerging market countries. With 1,829 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. The small cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments.

PERFORMANCE INFORMATION

                                                       ONE YEAR ENDED          ANNUALIZED
                                                      OCTOBER 31, 2017    SINCE INCEPTION (A)
SCHRODER EMERGING MARKETS SMALL CAP FUND
  R6 Shares                                                18.09%               17.65%
-----------------------------------------------------------------------------------------------
  Investor Shares                                          18.12%               17.62%
-----------------------------------------------------------------------------------------------
  MSCI Emerging Markets Small Cap Index                    20.71%               16.07%
-----------------------------------------------------------------------------------------------

(a)  From commencement of fund operations on August 26, 2015.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

--------------------------------------------------    -----------------------------------------------------
                  TOP 5 HOLDINGS                                      GEOGRAPHIC ALLOCATION
--------------------------------------------------    -----------------------------------------------------
SECURITY                           % OF NET ASSETS                                          % OF NET ASSETS
Mando                                    2.7%        Asia/Far East                               64.5%
--------------------------------------------------   ------------------------------------------------------
TCS Group Holding GDR                    2.6         Europe                                      11.8
--------------------------------------------------   ------------------------------------------------------
Chroma ATE                               2.4         Latin America                               11.1
--------------------------------------------------   ------------------------------------------------------
Aramex PJSC                              2.2         Middle East                                  6.8
--------------------------------------------------   ------------------------------------------------------
Arvind                                   2.2         Africa                                       1.0
--------------------------------------------------   ------------------------------------------------------
                                                     Other Assets less Liabilities                4.8
                                                     ------------------------------------------------------


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                                                                               6

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 1, 2017)

PERFORMANCE

For the twelve-month period ended October 31, 2017, the Schroder Short Duration Bond Fund (the "Fund") gained 0.77% (R6 Shares) and 0.77% (Investor Shares), compared to the Intercontinental Exchange (ICE) BofAML 1-3 Year Treasury Index (the "Index"), a widely used short-term bond proxy, which rose 0.24% during the same period.

MARKET BACKDROP

A positive global growth backdrop combined with the expectation of the new U. S. administration's favorable policy agenda drove risk assets and sentiment higher towards the end of 2016 and in the early part of 2017. However, investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March. The failure to execute on the first major initiative called into question President Trump's ability to deliver on his wide range of pro-growth economic promises. However, despite the slight reprieve in March, it did not take long for the markets to find support as economic data continued to be strong. U.S. GDP grew at a respectable 2.1%, personal consumption expenditure (PCE), the U.S. Federal Reserve's (the "Fed") preferred inflation measure, rose to 2.1% in February, non-farm payrolls increased by 235,000, ahead of consensus estimate of 200,000, and the U.S. consumer confidence index reached a 16-year high for March. In monetary policy, the Fed took another step towards the normalization of interest rates by raising its target range for the Fed Funds rate by 25 basis points (bps) to 0.75% to 1%. This was only the third rate hike since December 2015, but the second in three months and marked a notable departure from the glacial pace of previous rate hikes. The move had been fully anticipated by markets, with Fed Funds futures priced above a 90% probability of a rate hike, following strong signals from Fed speakers in the weeks prior to the announcement. After two years of one hike each, the Fed appeared to be testing market sentiment moving away from an exceptionally accommodative monetary policy.

Financial markets continued to operate in an orderly fashion in the second quarter of 2017, reaching new highs despite a greater level of uncertainty and risk. Positive economic data, particularly the synchronized upswing in global growth, subdued inflation and positive sentiment provided a healthy backdrop for bonds over the quarter. Investors faced an avalanche of political noise; not only in the U.S. with Trump's twitter feed and healthcare legislation, but also in Europe with the French and UK snap election. Despite the uncertainty from the geopolitical environment, investors took the political noise in stride and maintained a positive disposition to risk markets. The VIX Index, often referred to as the "fear gauge," touched 25-year lows, which was particularly surprising given that the Fed hiked rates for the second time in 2017 and signaled another move in the second half of the year as well as a tapering of the Fed's balance sheet. Fed tightening has generally been associated with increased, rather than decreased, volatility; for example, the VIX Index spiked after the first move in Fed Funds in December 2015 and again during the taper tantrum of 2013, when the Fed signaled an end to quantitative easing.

Markets continued to deliver strong returns in the third quarter with the focus on improving economic fundamentals as opposed to political headwinds. The economic data pointed towards a healthy global economy with rising global growth, improving corporate profitability, and strong employment numbers across the world. U.S. manufacturing activity hit a 13-year high and consumer confidence, in the U.S. and Europe, reached the highest levels in 10 years. Markets were able to filter out the relentless barrage of political noise in Washington, the rising tensions in North Korea, German political elections and recent violence in Catalonia The Fed announced that it would start the process of quantitative tightening in October, as expected, and more surprisingly suggested that the rate hiking cycle is not on hold. At the meeting in September, the European Central Bank (the "ECB") decided to keep interest rates unchanged and provided no details on the future of its quantitative easing program. However, in October, Mario Draghi announced that the ECB will continue to purchase EUR 60 billion a month through year end, but that the monthly purchases will be reduced to EUR 30 billion starting in January 2018. The policy shift suggested an acknowledgement of the solid growth that is apparent in the region, but also keeps the door open for a further extension.


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                                                                               7

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund beat the Index for the twelve-month period. Sector selection was the main factor benchmark with a positive impact from the Fund's allocations to financials and industrials. The corporate sector was able to shrug off most of the noise out of Washington and was boosted by strong corporate earnings, with financials in particular benefitting from liability-driven demand and higher interest rates, while industrials were supported by commodity price stability in the second half of the period. The corporate allocation is focused on shorter maturity bonds with less sensitivity to spread risk, as measured by duration times spread, than the corporate component of the Index. Throughout the period we have reduced the Fund's overall corporate exposure by selling longer-dated credits to reduce market value exposure and spread risk. The allocation to asset-backed securities ("ABS") and tax-exempt municipals were also positive contributors with ABS providing a carry advantage versus Treasuries and municipals performing particularly well for most of 2017. Issue selection is not a factor against the Index since it is an all-Treasury benchmark. Duration was also not a material factor.

OUTLOOK

Our view on risk assets remains a cautious one. While both economic and corporate fundamentals look healthy, markets have been driven by central bank liquidity for the past several years, which has resulted in significant financial asset performance as investor demand for bonds is met with lower available supply. Risk assets, in particular, have benefitted as investors have moved further out on the risk spectrum in search of yield. Central banks now seem to have embarked on a globally coordinated policy course that will ultimately lead to higher interest rates. They have adopted the view that global growth is robust enough and financial conditions are easy enough for them to move away from their ultra-accommodative stances. Inflation has recently turned upwards in most developed economies. This is supporting the view that central bankers are close to achieving their mandates. For a while, our belief has been that the markets will need to learn how to operate without extreme central bank liquidity and that asset prices will need to adjust accordingly. If decreasing supply and increasing demand has driven asset prices higher, it stands to reason that increasing supply and decreasing demand will have the opposite impact. Given that valuations in investment grade credit are now roughly at this cycle's tightest levels from 2014, we prefer holding liquidity to allow the Fund to take advantage of opportunities as they arise.

It is our expectation that the Fed will raise rates once more this year and taper its reinvestment program. The front-end of the U.S. Treasury market is assigning a very high probability to one more rate hike this year and has nearly two hikes discounted between today and June 2019. It is our expectation that yields will continue to rise moderately over the course of the year as central banks' confidence in the improved global growth backdrop increases. The market reaction will likely stem from the areas that are benefitting the most from central bank policy. We believe that European markets remain vulnerable, as expensive valuations have been supported by continued quantitative easing. While record low interest rates abroad have driven foreign investors into higher-yielding U.S. credit, rising yields overseas and increased costs of hedging dollar-exposure should make the U.S. market less compelling to non-domestic investors. This is a marked change in the technical backdrop, as non-domestic investors now own over 40% of the U.S. credit market. The credit market in aggregate has also tripled in size since the financial crisis. Our sector preference remains in financials, which should benefit from less regulatory burdens and higher interest rates. However, we have reduced lower-rated bank exposure and rotated into shorter maturity financials as credit curves have flattened.

Going forward, we expect markets to be characterized by increasing volatility as central banks step away from the markets. Although the growth outlook remains healthy, the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the low level of overall risk in the Fund. The Fund has significant dry powder to take advantage of increased volatility which may result as central banks pass the baton and take a step away from markets.



--------------------------------------------------------------------------------
                                                                               8

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT
               IN THE SCHRODER SHORT DURATION BOND FUND --R6 AND
          INVESTOR SHARES VS. THE ICE BOFAML 1-3 YEAR TREASURY INDEX.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

-----------------------------------------------------------------------------------------------------------------
                                                          8/26/15        10/31/15     10/31/16       10/31/17
-----------------------------------------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND, R6 SHARES              $250,000      $250,623      $255,557       $257,520
-----------------------------------------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND, INVESTOR SHARES        $250,000      $250,558      $255,233       $257,193
-----------------------------------------------------------------------------------------------------------------
ICE BOFAML 1-3 YEAR TREASURY INDEX                        $250,000      $250,233      $252,522       $253,137
-----------------------------------------------------------------------------------------------------------------

ICE BOFAML 1-3 YEAR TREASURY INDEX is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

PERFORMANCE INFORMATION
                                                       ONE YEAR ENDED          ANNUALIZED
                                                      OCTOBER 31, 2017     SINCE INCEPTION (A)
 SCHRODER SHORT DURATION BOND FUND
   R6 Shares                                                 0.77%               1.37%
-----------------------------------------------------------------------------------------------
   Investor Shares                                           0.77%               1.31%
-----------------------------------------------------------------------------------------------
   ICE BofAML 1-3 Year Treasury Index                        0.24%               0.57%
-----------------------------------------------------------------------------------------------

(a)  From commencement of fund operations on August 26, 2015.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

---------------------------------------------------------------    --------------------------------------------------------
                         TOP 5 HOLDINGS                                             SECTOR ALLOCATION
---------------------------------------------------------------    --------------------------------------------------------
SECURITY                                        % OF NET ASSETS    SECTOR                                   % OF NET ASSETS

United States Treasury Note 1.125%, 02/28/19          5.9%         Corporate Obligations                         77.6%
---------------------------------------------------------------    --------------------------------------------------------
AT&T 2.450%, 06/30/20                                 2.5          U.S. Treasury Obligations                     11.3
---------------------------------------------------------------    --------------------------------------------------------
Standard Chartered 2.400%, 09/08/19                   2.3          Asset-Backed Securities                        3.3
---------------------------------------------------------------    --------------------------------------------------------
Reynolds American 2.300%, 06/12/18                    2.3          Collateralized Mortgage Obligations            2.8
---------------------------------------------------------------    --------------------------------------------------------
Microsoft 2.000%, 11/03/20                            2.3          Tax-Exempt Municipal Bonds                     2.1
---------------------------------------------------------------    --------------------------------------------------------
                                                                   Other Assets less Liabilities                  2.9
                                                                   --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 1, 2017)

PERFORMANCE

For the twelve-month period ended October 31, 2017, the Schroder Total Return Fixed Income Fund (the "Fund") gained 1.65% (Investor Shares), compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), a broad-based basket of debt securities, which rose 0.90% during the same period.

MARKET BACKGROUND

A positive global growth backdrop combined with the expectation of the new U.S. administration's favorable policy agenda drove risk assets and sentiment higher in the early part of 2017. However, investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March. The failure to execute on the first major initiative called into question President Trump's ability to deliver on his wide range of pro-growth economic promises. However, despite the slight reprieve in March, it did not take long for the markets to find support as economic data continued to be strong. U.S. GDP grew at a respectable 2.1%, personal consumption expenditure (PCE), U.S. Federal Reserve's (the "Fed") preferred inflation measure, rose to 2.1% in February, nonfarm payrolls increased by 235,000, ahead of consensus estimate of 200,000, and the U.S. consumer confidence index reached a 16-year high for March. In monetary policy, the Fed took another step towards the normalization of interest rates by raising its target range for the Fed Funds rate by 25 basis points (bps) to 0.75% to 1%. This was only the third rate hike since December 2015, but the second in three months and marked a notable departure from the glacial pace of previous rate hikes. The move had been fully anticipated by markets, with Fed Funds futures priced above a 90% probability of a rate hike, following strong signals from Fed speakers in the weeks prior to the announcement. After two years of one hike each, the Fed appeared to be testing market sentiment on moving away from an exceptionally accommodative monetary policy.

Financial markets continued to operate in an orderly fashion in the second quarter of 2017, reaching new highs despite a greater level of uncertainty and risk. Positive economic data, particularly the synchronized upswing in global growth, subdued inflation and positive sentiment provided a healthy backdrop for bonds over the quarter. Investors faced an avalanche of political noise; not only in the U.S. with Trump's twitter feed and healthcare legislation, but also in Europe with the French and UK snap election. Despite the uncertainty from the geopolitical environment, investors took the political noise in stride and maintained a positive disposition to risk markets. The VIX Index, often referred to as the "fear gauge," touched 25-year lows, which was particularly surprising given that the Fed hiked rates for the second time in 2017 and signalled another move in the second half of the year as well as a tapering of the Fed's balance sheet. Fed tightening has generally been associated with increased, rather than decreased, volatility; for example, the VIX index spiked after the first move in Fed Funds in December 2015 and again during the taper tantrum of 2013, when the Fed signalled an end to quantitative easing.

Markets delivered strong returns in the third quarter with the focus on improving economic fundamentals as opposed to political headwinds. The economic data pointed towards a healthy global economy with rising global growth, improving corporate profitability, and strong employment numbers across the world. U.S. manufacturing activity hit a 13-year high and consumer confidence, in the U.S. and Europe, reached the highest levels in 10 years. Markets were able to filter out the relentless barrage of political noise in Washington, the rising tensions in North Korea, German political elections and recent violence in Catalonia. The Fed announced that it would start the process of quantitative tightening in October, as expected, and more surprisingly suggested that the rate hiking cycle is not on hold. At the meeting in September, the European Central Bank (the "ECB") decided to keep interest rates unchanged and provided no details on the future of its quantitative easing program. However, in October, Mario Draghi announced that the ECB will continue to purchase EUR 60 billion a month through year end, but that the monthly purchases will be reduced to EUR 30 billion starting in January 2018. The policy shift suggested an acknowledgement of the solid growth that is apparent in the region, but also keeps the door open for a further extension.

PORTFOLIO REVIEW

The Fund beat the Index for the twelve-month period ended October 31, 2017.

The Fund's overweight to, and security selection within, investment-grade corporates was a primary contributor to returns, with both financials and industrials contributing. The sector was able to shrug off most of the noise out of Washington and was boosted by strong corporate earnings, with financials in particular benefitting from liability-driven demand and higher interest rates, while industrials were supported by commodity price stability


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

in the second half of the period. The Fund is positioned with a market value overweight in corporates; however, the allocation is focused on shorter maturity bonds with less sensitivity to spread risk, as measured by duration times spread, than the corporate component of the Index. Throughout the period we have reduced the overall corporate exposure by selling longer-dated credits to reduce market value exposure and spread risk. Corporate spreads are now at their most expensive levels since the global financial crisis and we will continue to reduce corporate spread risk if valuations continue to richen. Emerging markets were also a contributor, as a persistently weak U.S. Dollar throughout most of 2017 boosted local currency denominated assets. In addition, the space enjoyed strong inflows as investors sought higher real yields than those available in developed markets.

The Fund's interest rate strategies overall added to excess returns. In September, the Fund entered into a long Canada and short GILTs trade. The Canadian markets had moved quickly to price in further tightening from the Bank of Canada while the UK market had been reticent to price in hawkish communication from the Monetary Policy Committee in England. The spread between the interest rate differential compressed throughout September and October and, as a result, we closed out the Fund's position at the end of the period. Our tactical Fed Futures trade in late February was also a contributor, as we correctly estimated that the market was underpricing the probability of a March rate hike; we covered the Fund's position in the beginning of March as the odds of a rate hike dramatically increased from 30% to 80%. The Fund's short positioning in European bonds was a detractor for the period as German and Italian yields fell as near-term political fears faded and the ECB retained its dovish policy preference. The allocation in TIPs (Treasury Inflation Protected Securities) contributed to returns despite giving up some performance in the second half of 2017 as the markets questioned the ability of the Trump administration to pass pro-growth policies, CPI inflation prints came in above consensus expectations and pro-reflation conditions came back into the market.

OUTLOOK

Our view on risk assets remains a cautious one. While both economic and corporate fundamentals look healthy, markets have been driven by central bank liquidity for the past several years, which has resulted in significant financial asset performance as investor demand for bonds is met with lower available supply. Risk assets, in particular, have benefitted as investors have moved further out on the risk spectrum in search of yield. Central banks now seem to have embarked on a globally coordinated policy course that will ultimately lead to higher interest rates. They have adopted the view that global growth is robust enough and financial conditions are easy enough for them to move away from their ultra-accommodative stances. Inflation has recently turned upwards in most developed economies This is supporting the view that central bankers are close to achieving their mandates. For a while, our belief has been that the markets will need to learn how to operate without extreme central bank liquidity and that asset prices will need to adjust accordingly. If decreasing supply and increasing demand has driven asset prices higher, it stands to reason that increasing supply and decreasing demand will have the opposite impact. Given that valuations in investment grade credit are now roughly at this cycle's tightest levels from 2014, we prefer holding liquidity to allow the Fund to take advantage of opportunities as they arise.

It is our expectation that the Fed will raise rates once more this year and taper its reinvestment program. The front-end of the U.S. Treasury market is assigning a very high probability to one more rate hike this year and has nearly two hikes discounted between today and June 2019. It is our expectation that yields will continue to rise moderately over the course of the year as central banks' confidence in the improved global growth backdrop increases. The market reaction will likely stem from the areas that are benefitting the most from central bank policy. We believe that European markets remain vulnerable, as expensive valuations have been supported by continued quantitative easing. While record low interest rates abroad have driven foreign investors into higher-yielding U.S. credit, rising yields overseas and increased costs of hedging dollar-exposure should make the U.S. market less compelling to non-domestic investors. This is a marked change in the technical backdrop, as non-domestic investors now own over 40% of the U.S. credit market. The credit market in aggregate has also tripled in size since the financial crisis. Our sector preference remains in financials, which should benefit from less regulatory burdens and higher interest rates. However, we have reduced lower-rated bank exposure and rotated into shorter maturity financials as credit curves have flattened. While U.S. high yield is less impacted by foreign demand, valuations are expensive and we maintain exposure only to idiosyncratic issuers with positive momentum.

Going forward we expect markets to be characterized by increasing volatility as central banks step away from the markets. Although the growth outlook remains healthy, the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the reduced level of overall risk in the Fund. The Fund has significant dry powder to take advantage of increased volatility which may result as central banks pass the baton and take a step away from markets.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
       IN THE SCHRODER TOTAL RETURN FIXED INCOME FUND INVESTOR SHARES VS.
               THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX.

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                                 10/31/07     10/31/08    10/31/09   10/31/10    10/31/11    10/31/12    10/31/13
------------------------------------------------------------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND,
  INVESTOR SHARES                                $10,000      $10,193     $11,700     $12,764     $13,352     $14,392     $14,215
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX     $10,000      $10,030     $11,414      $12,328    $12,945     $13,625     $13,477
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    10/31/14    10/31/15    10/31/16    10/31/17
------------------------------------------------------------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND,
  INVESTOR SHARES                                    $14,921     $14,965     $15,529     $15,786
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX         $14,035     $14,309     $14,935     $15,070
------------------------------------------------------------------------------------------------------------------------------------



The BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least one year remaining to maturity. The Index is not managed.

PERFORMANCE INFORMATION
                                                ONE YEAR ENDED       FIVE YEARS ENDED       TEN YEARS ENDED
                                                OCTOBER 31, 2017   OCTOBER 31, 2017 (A)   OCTOBER 31, 2017 (A)
 SCHRODER TOTAL RETURN FIXED INCOME FUND
   Investor Shares                                    1.65%               1.87%                  4.67%
--------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Aggregate Bond Index       0.90%               2.04%                  4.19%
--------------------------------------------------------------------------------------------------------------

(a)  Average annual total return.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

------------------------------------------------------------    -----------------------------------------------------------
                         TOP 5 HOLDINGS                                             SECTOR ALLOCATION
------------------------------------------------------------    -----------------------------------------------------------
SECURITY                                     % OF NET ASSETS    SECTOR                                      % OF NET ASSETS
FNMA 4.000%, 03/01/47                              3.1%         Corporate Obligations                            43.6%
------------------------------------------------------------    -----------------------------------------------------------
FHLMC 4.000%, 04/01/47                             3.1          U.S. Treasury Obligations                        19.8
------------------------------------------------------------    -----------------------------------------------------------
United States Treasury Note 1.625%, 05/15/26       1.6          Asset-Backed Securities                          13.4
------------------------------------------------------------    -----------------------------------------------------------
Sparebank 1 Boligkreditt 1.750%, 11/15/19          1.5          U.S. Government Mortgage-Backed Obligations       8.9
------------------------------------------------------------    -----------------------------------------------------------
United States Treasury Note 2.250%, 11/15/25       1.4          Collateralized Mortgage Obligations               6.7
------------------------------------------------------------    -----------------------------------------------------------
                                                                Sovereign Governments                             4.2
                                                                -----------------------------------------------------------
                                                                Tax-Exempt Municipal Bonds                        1.9
                                                                -----------------------------------------------------------
                                                                Commercial Mortgage-Backed Obligations            0.7
                                                                -----------------------------------------------------------
                                                                Exchange Traded Purchased Option                  0.0
                                                                -----------------------------------------------------------
                                                                Other Assets less Liabilities                     0.8
                                                                -----------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 1, 2017)

PERFORMANCE

For the twelve-month period ended October 31, 2017, the Schroder Long Duration Investment-Grade Bond Fund (the "Fund") gained 1.79% (Investor Shares), compared to the Bloomberg Barclays U.S. Long Government/Credit Bond Index (the "Index"), a broad-based basket of debt securities, which rose 2.52% during the same period.

MARKET BACKGROUND

A positive global growth backdrop combined with the expectation of the new U.S. administration's favorable policy agenda drove risk assets and sentiment higher towards the end of 2016 and in the early part of 2017. However, investors took pause when the bill to repeal and replace the Affordable Care Act was pulled from the House floor in March. The failure to execute on the first major initiative called into question President Trump's ability to deliver on his wide range of pro-growth economic promises. However, despite the slight reprieve in March, it did not take long for the markets to find support as economic data continued to be strong. U.S. GDP grew at a respectable 2.1%, personal consumption expenditure (PCE), the U.S. Federal Reserve's (the "Fed") preferred inflation measure, rose to 2.1% in February, non-farm payrolls increased by 235,000, ahead of consensus estimate of 200,000, and the U.S. consumer confidence index reached a 16-year high for March. In monetary policy, the Fed took another step towards the normalization of interest rates by raising its target range for the Fed Funds rate by 25 basis points (bps) to 0.75% to 1%. This was only the third rate hike since December 2015, but the second in three months and marked a notable departure from the glacial pace of previous rate hikes. The move had been fully anticipated by markets, with Fed Funds futures priced above a 90% probability of a rate hike, following strong signals from Fed speakers in the weeks prior to the announcement. After two years of one hike each, the Fed appeared to be testing market sentiment moving away from an exceptionally accommodative monetary policy.

Financial markets continued to operate in an orderly fashion in the second quarter of 2017, reaching new highs despite a greater level of uncertainty and risk. Positive economic data, particularly the synchronized upswing in global growth, subdued inflation and positive sentiment provided a healthy backdrop for bonds over the quarter. Investors faced an avalanche of political noise; not only in the U.S. with Trump's twitter feed and healthcare legislation, but also in Europe with the French and UK snap election. Despite the uncertainty from the geopolitical environment, investors took the political noise in stride and maintained a positive disposition to risk markets. The VIX Index, often referred to as the "fear gauge," touched 25-year lows, which was particularly surprising given that the Fed hiked rates for the second time in 2017 and signaled another move in the second half of the year as well as a tapering of the Fed's balance sheet. Fed tightening has generally been associated with increased, rather than decreased, volatility; for example, the VIX Index spiked after the first move in Fed Funds in December 2015 and again during the taper tantrum of 2013, when the Fed signaled an end to quantitative easing.

Markets continued to deliver strong returns in the third quarter with the focus on improving economic fundamentals as opposed to political headwinds. The economic data pointed towards a healthy global economy with rising global growth, improving corporate profitability, and strong employment numbers across the world. U.S. manufacturing activity hit a 13-year high and consumer confidence, in the U.S. and Europe, reached the highest levels in 10 years. Markets were able to filter out the relentless barrage of political noise in Washington, the rising tensions in North Korea, German political elections and recent violence in Catalonia The Fed announced that it would start the process of quantitative tightening in October, as expected, and more surprisingly suggested that the rate hiking cycle is not on hold. At the meeting in September, the European Central Bank (ECB) decided to keep interest rates unchanged and provided no details on the future of its quantitative easing program. However, in October, Mario Draghi announced that the ECB will continue to purchase EUR 60 billion a month through year end, but that the monthly purchases will be reduced to EUR 30 billion starting in January 2018. The policy shift suggested an acknowledgement of the solid growth that is apparent in the region, but also keeps the door open for a further extension.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Fund underperformed the Index for the twelve-month period. Sector selection was the main factor with a negative impact as overweight Treasuries and the modest underweight to industrials detracted from excess returns. The overweight to financials had a large positive impact, but not enough to offset the underperformance from Treasuries and industrials. The corporate sector was able to shrug off most of the noise out of Washington and was boosted by strong corporate earnings, with financials in particular benefitting from liability-driven demand and higher interest rates, while industrials were supported by commodity price stability in the second half of the period. The Fund is positioned with a market value neutral in corporates; however, the allocation is focused on shorter maturity bonds with less sensitivity to spread risk, as measured by duration times spread, than the corporate component of the Index. Throughout the period, we have reduced the Fund's overall corporate exposure by selling longer-dated credits to reduce market value exposure and spread risk. Issue selection was positive due mostly to select industrials beating the broader credit indices, with select taxable municipals also having a positive impact. Yield curve and duration were not material factors.

OUTLOOK

Our view on risk assets remains a cautious one. While both economic and corporate fundamentals look healthy, markets have been driven by central bank liquidity for the past several years, which has resulted in significant financial asset performance as investor demand for bonds is met with lower available supply. Risk assets, in particular, have benefitted as investors have moved further out on the risk spectrum in search of yield. Central banks now seem to have embarked on a globally coordinated policy course that will ultimately lead to higher interest rates. They have adopted the view that global growth is robust enough and financial conditions are easy enough for them to move away from their ultra-accommodative stances. Inflation has recently turned upwards in most developed economies. This is supporting the view that central bankers are close to achieving their mandates. For a while, our belief has been that the markets will need to learn how to operate without extreme central bank liquidity and that asset prices will need to adjust accordingly. If decreasing supply and increasing demand has driven asset prices higher, it stands to reason that increasing supply and decreasing demand will have the opposite impact. Given that valuations in investment grade credit are now roughly at this cycle's tightest levels from 2014, we prefer holding liquidity to allow the Fund to take advantage of opportunities as they arise.

It is our expectation that the Fed will raise rates once more this year and taper its reinvestment program. The front-end of the U.S. Treasury market is assigning a very high probability to one more rate hike this year and has nearly two hikes discounted between today and June 2019. It is our expectation that yields will continue to rise moderately over the course of the year as central banks' confidence in the improved global growth backdrop increases. The market reaction will likely stem from the areas that are benefitting the most from central bank policy. We believe that European markets remain vulnerable, as expensive valuations have been supported by continued quantitative easing. While record low interest rates abroad have driven foreign investors into higher-yielding U.S. credit, rising yields overseas and increased costs of hedging dollar-exposure should make the U.S. market less compelling to non-domestic investors. This is a marked change in the technical backdrop, as non-domestic investors now own over 40% of the U.S. credit market. The credit market in aggregate has also tripled in size since the financial crisis. Our sector preference remains in financials, which should benefit from less regulatory burdens and higher interest rates. However, we have reduced lower-rated bank exposure and rotated into shorter maturity financials as credit curves have flattened.

Going forward, we expect markets to be characterized by increasing volatility as central banks step away from the markets. Although the growth outlook remains healthy, the valuation backdrop in many sectors is far less compelling than it was twelve months ago. This is reflected in the low level of overall risk in the Fund. The Fund has significant dry powder to take advantage of increased volatility, which may result as central banks pass the baton and take a step away from markets.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT
            IN THE SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
                   INVESTOR SHARES VS. THE BLOOMBERG BARCLAYS
                     U.S. LONG GOVERNMENT/CREDIT BOND INDEX

                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]


------------------------------------------------------------------------------------------------------------------------------------
                                                             10/03/11     07/31/12     07/31/13     10/31/13     10/31/14
------------------------------------------------------------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND,
  INVESTOR SHARES                                            $250,000      $255,307    $299,515     $281,984     $325,712
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG BARCLAYS U.S. LONG GOVERNMENT/CREDIT BOND INDEX    $250,000      $244,010    $276,044     $255,160     $288,386
------------------------------------------------------------------------------------------------------------------------------------


                                                              10/31/15     10/31/16     10/31/17
------------------------------------------------------------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND,
  INVESTOR SHARES                                             $328,788     $361,019     $367,481
------------------------------------------------------------------------------------------------------------------------------------
BLOOMBERG BARCLAYS U.S. LONG GOVERNMENT/CREDIT BOND INDEX     $292,090     $324,075     $332,250
------------------------------------------------------------------------------------------------------------------------------------


The BLOOMBERG BARCLAYS U.S. LONG GOVERNMENT/CREDIT BOND INDEX is a bond market index covering the U.S. investment-grade fixed corporate and government bond market. The index consists of publicly issued corporate, U.S. government and specified foreign debentures and secured notes. All securities must have at least ten years to maturity and be rated investment-grade by at least two of the following ratings agencies: Moody's, S&P and Fitch, and be dollar-denominated, fixed rate and nonconvertible.

PERFORMANCE INFORMATION
                                                              ONE YEAR ENDED     FIVE YEARS ENDED          ANNUALIZED
                                                             OCTOBER 31, 2017   OCTOBER 31, 2017 (A)   SINCE INCEPTION (B)
 SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
   Investor Shares                                                 1.79%              4.17%                  6.55%
--------------------------------------------------------------------------------------------------------------------------
   Bloomberg Barclays U.S. Long Government/Credit Bond Index       2.52%              3.78%                  4.79%
--------------------------------------------------------------------------------------------------------------------------

(a)  Average annual total returns.
(b)  From commencement of fund operations on October 3, 2011.

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

-----------------------------------------------------------       --------------------------------------------------------
                         TOP 5 HOLDINGS                                             SECTOR ALLOCATION
-----------------------------------------------------------       --------------------------------------------------------
SECURITY                                    % OF NET ASSETS       SECTOR                                  % OF NET ASSETS
United States Treasury Bond 4.375%, 05/15/40      19.4%           Corporate Obligations                         50.2%
-----------------------------------------------------------       --------------------------------------------------------
United States Treasury Bond 4.625%, 02/15/40       8.4            U.S. Treasury Obligations                     48.0
-----------------------------------------------------------       --------------------------------------------------------
United States Treasury Bond 2.750%, 08/15/47       6.3            Taxable Municipal Bond                         0.6
-----------------------------------------------------------       --------------------------------------------------------
United States Treasury Bond 3.000%, 05/15/47       4.5            Tax-Exempt Municipal Bond                      0.2
-----------------------------------------------------------       --------------------------------------------------------
United States Treasury Note 2.250%, 08/15/27       3.4            Other Assets less Liabilities                  1.0
-----------------------------------------------------------       --------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2017

  SHARES                                                              VALUE $
----------                                                          ----------
           COMMON STOCK -- 98.0%
           BERMUDA -- 0.8%
    41,700 Assured Guaranty                                          1,547,070
    12,811 Everest Re Group                                          3,041,972
     3,220 RenaissanceRe Holdings                                      445,519
    52,200 Validus Holdings                                          2,718,576
                                                                    ----------
                                                                     7,753,137
           CANADA -- 1.6%
   391,300 Athabasca Oil (1)                                           351,839
   108,500 Baytex Energy Trust (1)                                     298,562
    68,400 BCE                                                       3,158,351
   154,200 Birchcliff Energy                                           627,509
   102,800 Bonavista Energy                                            218,333
   103,300 Cameco                                                      839,147
    39,700 Centerra Gold                                               269,570
    43,900 CGI Group Class A (1)                                     2,332,645
    34,400 CI Financial                                                764,741
    87,300 Crescent Point Energy                                       717,970
   134,800 Crew Energy (1)                                             456,613
   118,800 Eldorado Gold                                               149,179
    20,300 Enbridge Income Fund Holdings                               473,158
    23,300 Genworth MI Canada                                          724,050
    24,300 Goldcorp                                                    317,383
    37,300 Husky Energy (1)                                            483,417
   125,200 MEG Energy (1)                                              556,078
    24,700 Nevsun Resources                                             58,203
   133,800 Spartan Energy (1)                                          708,359
    27,300 Sun Life Financial                                        1,063,348
   200,600 Surge Energy                                                335,862
    17,700 Teck Resources Class B                                      361,656
    43,900 Tourmaline Oil (1)                                          803,410
                                                                    ----------
                                                                    16,069,383
           ISRAEL -- 0.1%
    11,300 Check Point Software Technologies (1)                     1,330,123
                                                                    ----------
           PANAMA -- 0.0%
     4,200 Copa Holdings Class A                                       517,398
                                                                    ----------
           UNITED KINGDOM -- 0.2%
   151,500 Noble (1)                                                   630,240
    93,400 Rowan Class A (1)                                         1,338,422
                                                                    ----------
                                                                     1,968,662
           UNITED STATES -- 95.3%
           CONSUMER DISCRETIONARY -- 10.9%
    16,106 Amazon.com (1)                                           17,801,640
    13,500 AMC Networks Class A (1)                                    686,880
    40,300 American Eagle Outfitters                                   524,706
    51,100 Bed Bath & Beyond                                         1,016,890
    23,800 Best Buy                                                  1,332,324
    14,000 Big Lots                                                    718,340
    12,300 Brinker International                                       377,856


  SHARES                                                              VALUE $
----------                                                          ----------
    57,500 Buckle                                                      945,875
    12,000 Carter's                                                  1,160,760
    14,100 Cato Class A                                                181,326
     4,700 Charter Communications Class A (1)                        1,570,599
   137,700 Comcast Class A                                           4,961,331
     3,200 Cooper-Standard Holdings (1)                                356,736
     5,000 Cracker Barrel Old Country Store                            780,650
    16,300 Darden Restaurants                                        1,341,001
    32,900 Delphi Automotive                                         3,269,602
    17,100 Foot Locker                                                 514,368
    28,800 Ford Motor                                                  353,376
    26,100 GameStop Class A                                            487,809
    73,100 Gannett                                                     635,970
    33,500 Gap                                                         870,665
    28,200 Garmin                                                    1,596,402
   149,500 Gentex                                                    2,901,795
    14,800 Hasbro                                                    1,370,332
    28,800 Hillenbrand                                               1,139,040
    51,093 Home Depot                                                8,470,197
    18,700 John Wiley & Sons Class A                                 1,021,955
    25,200 Kohl's                                                    1,052,352
    27,000 L Brands                                                  1,162,080
     8,900 Lear                                                      1,562,751
    17,800 Lowe's                                                    1,423,110
    44,681 McDonald's                                                7,457,706
    20,800 Meredith                                                  1,102,400
    21,700 Michael Kors Holdings (1)                                 1,059,177
     1,800 Netflix (1)                                                 353,574
    14,400 New Media Investment Group                                  229,968
    29,100 Nike Class B                                              1,600,209
    54,000 Omnicom Group                                             3,628,260
    16,800 PetMed Express                                              594,048
     2,288 Priceline Group (1)                                       4,374,564
     8,600 Ralph Lauren Class A                                        769,098
    54,000 Regal Entertainment Group Class A                           882,900
    21,800 Ross Stores                                               1,384,082
     5,700 Sherwin-Williams                                          2,252,355
   188,100 Sirius XM Holdings                                        1,023,264
    33,500 Starbucks                                                 1,837,140
    14,400 Steven Madden (1)                                           561,600
    25,400 Tapestry                                                  1,040,130
    39,000 Target                                                    2,302,560
     4,600 Tenneco                                                     267,306
    39,600 TJX                                                       2,764,080
    24,100 Tupperware Brands                                         1,415,875
    46,100 Urban Outfitters (1)                                      1,130,372
    33,500 VF                                                        2,333,275
    53,400 Viacom Class B                                            1,283,202
    67,272 Walt Disney                                               6,579,874
    35,200 Williams-Sonoma                                           1,816,320
                                                                   -----------
                                                                   111,632,057


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      16

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

  SHARES                                                             VALUE $
---------                                                          ----------

           CONSUMER STAPLES -- 8.5%
   107,300 Altria Group                                              6,890,806
    16,100 Archer-Daniels-Midland                                      658,007
    61,900 Campbell Soup                                             2,932,203
   208,116 Coca-Cola                                                 9,569,174
    35,782 Colgate-Palmolive                                         2,520,842
    22,317 CVS Health                                                1,529,384
    23,300 Dr. Pepper Snapple Group                                  1,995,878
    12,200 Energizer Holdings                                          524,478
   100,200 General Mills                                             5,202,384
    18,800 Ingredion                                                 2,356,580
    29,800 JM Smucker                                                3,160,290
    47,900 Kellogg                                                   2,995,187
    43,600 Kimberly-Clark                                            4,905,436
     8,300 Medifast                                                    517,920
    14,700 Monster Beverage (1)                                        851,571
    25,900 Nu Skin Enterprises Class A                               1,647,499
    59,524 PepsiCo                                                   6,561,330
    98,091 Philip Morris International                              10,264,242
   132,711 Procter & Gamble                                         11,458,268
     6,400 Sanderson Farms                                             957,248
    16,200 Universal                                                   929,070
    21,200 USANA Health Sciences (1)                                 1,392,840
    37,341 Walgreens Boots Alliance                                  2,474,588
    46,423 Wal-Mart Stores                                           4,053,192
                                                                    ----------
                                                                    86,348,417
           ENERGY -- 4.7%
    36,300 Antero Resources (1)                                        704,220
    54,300 Approach Resources (1)                                      126,519
    86,300 Bill Barrett (1)                                            425,459
    18,200 Bristow Group                                               171,808
    25,200 CARBO Ceramics (1)                                          208,656
    99,063 Chevron                                                  11,480,411
    34,700 ConocoPhillips                                            1,774,905
    52,400 Diamond Offshore Drilling (1)                               876,652
    97,100 Ensco Class A                                               523,369
   212,590 ExxonMobil                                               17,719,377
    84,600 Gulfport Energy (1)                                       1,159,020
     5,600 Halliburton                                                 239,344
    42,700 Hornbeck Offshore Services (1)                              159,271
     9,400 International Seaways (1)                                   189,316
   200,000 Marathon Oil                                              2,844,000
    16,400 Marathon Petroleum                                          979,736
    19,600 Murphy Oil                                                  524,300
     3,000 National Oilwell Varco                                      102,570
     7,679 Phillips 66                                                 699,403
    49,572 Schlumberger                                              3,172,608
    35,200 Smart Sand (1)                                              253,088
   101,000 Transocean (1)                                            1,060,500
    32,300 Valero Energy                                             2,548,147
    75,600 Whiting Petroleum (1)                                       454,356
                                                                    ----------
                                                                    48,397,035


  SHARES                                                              VALUE $
----------                                                          ----------

           FINANCIALS -- 14.9%
     8,600 Affiliated Managers Group                                 1,603,900
    55,500 Aflac                                                     4,655,895
     3,000 Alliance Data Systems                                       671,190
    60,127 American Express                                          5,743,331
    10,800 American Financial Group                                  1,139,292
     1,400 American National Insurance                                 170,422
    18,200 Ameriprise Financial                                      2,849,028
    25,300 Artisan Partners Asset Management Class A                   870,320
   498,750 Bank of America                                          13,660,763
    70,200 Berkshire Hathaway Class B (1)                           13,123,188
     2,736 Brighthouse Financial (1)                                   170,125
    41,700 Capital One Financial                                     3,843,906
    20,700 Chubb                                                     3,121,974
   178,242 Citigroup                                                13,100,787
     8,800 CNA Financial                                               476,344
     2,700 Credit Acceptance (1)                                       774,171
    67,418 Discover Financial Services                               4,485,319
     4,900 Equifax                                                     531,797
    62,544 Essent Group (1)                                          2,665,625
    27,500 Evercore Class A                                          2,202,750
     3,900 FactSet Research Systems                                    740,493
     8,944 FBL Financial Group Class A                                 691,818
    27,600 Federated Investors Class B                                 857,532
    29,500 First American Financial                                  1,605,390
    45,300 Franklin Resources                                        1,908,489
    33,304 Goldman Sachs Group                                       8,075,554
    46,000 H&R Block                                                 1,138,040
     8,300 HCI Group                                                   310,918
   195,363 JPMorgan Chase                                           19,655,471
    98,100 KeyCorp                                                   1,790,325
     9,000 MetLife                                                     482,220
   128,400 Morgan Stanley                                            6,420,000
     1,200 National Western Life Group Class A                         429,096
    31,900 Paychex                                                   2,034,901
    11,500 PNC Financial Services Group                              1,573,085
    44,900 Principal Financial Group                                 2,956,665
     8,500 Public Storage REIT                                       1,761,625
    11,900 Regions Financial                                           184,212
    75,400 Synchrony Financial                                       2,459,548
    11,200 T. Rowe Price Group                                       1,040,480
    20,500 TD Ameritrade Holding                                     1,024,795
    13,151 U.S. Bancorp                                                715,151
    27,203 Universal Insurance Holdings                                648,792
    25,200 Voya Financial                                            1,012,032
    93,500 Waddell & Reed Financial Class A                          1,747,515
   275,772 Wells Fargo                                              15,481,840
                                                                   -----------
                                                                   152,606,114


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      17

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

  SHARES                                                              VALUE $
----------                                                          ----------

           HEALTHCARE -- 14.7%
    12,300 Abbott Laboratories                                         667,029
    91,381 AbbVie                                                    8,247,135
    20,116 Aetna                                                     3,420,324
     1,700 Align Technology (1)                                        406,266
    58,217 Amgen                                                    10,200,783
     7,100 Anthem                                                    1,485,391
    14,862 Biogen (1)                                                4,631,891
     3,381 Bioverativ (1)                                              191,027
    37,671 Bristol-Myers Squibb                                      2,322,794
    22,000 Celgene (1)                                               2,221,340
     3,714 Centene (1)                                                 347,890
    19,600 Cerner (1)                                                1,323,392
     1,700 CIGNA                                                       335,274
    30,000 DaVita (1)                                                1,822,200
    13,200 Edwards Lifesciences (1)                                  1,349,436
    54,361 Eli Lilly                                                 4,454,340
    85,224 Express Scripts Holding (1)                               5,223,379
   115,704 Gilead Sciences                                           8,673,172
     3,500 HCA Healthcare (1)                                          264,775
     2,700 Idexx Laboratories (1)                                      448,659
     6,300 Intuitive Surgical (1)                                    2,364,768
    19,800 Jazz Pharmaceuticals (1)                                  2,802,294
   144,684 Johnson & Johnson                                        20,170,396
     9,350 Laboratory Corp. of America Holdings (1)                  1,437,189
     6,400 Magellan Health (1)                                         545,920
    19,500 McKesson                                                  2,688,660
    70,300 MEDNAX (1)                                                3,078,437
    98,569 Medtronic                                                 7,936,776
   171,107 Merck                                                     9,426,285
     1,500 Mettler-Toledo International (1)                          1,023,945
    12,500 Molina Healthcare (1)                                       847,875
    83,300 Mylan (1)                                                 2,974,643
   393,647 Pfizer                                                   13,801,264
    18,021 Quest Diagnostics                                         1,690,009
    14,199 Stryker                                                   2,198,999
    10,500 Taro Pharmaceutical Industries (1)                        1,180,410
     2,600 Thermo Fisher Scientific                                    503,958
    27,900 United Therapeutics (1)                                   3,308,661
    48,300 UnitedHealth Group                                       10,153,626
     9,508 Waters (1)                                                1,864,043
     3,100 WellCare Health Plans (1)                                   612,994
    23,100 Zoetis Class A                                            1,474,242
                                                                   -----------
                                                                   150,121,891
           INDUSTRIALS -- 10.6%
    24,335 3M                                                        5,601,674
    15,800 Alaska Air Group                                          1,043,274
    19,700 AMETEK                                                    1,329,553
    23,100 Applied Materials                                         1,303,533
     6,200 Argan                                                       426,250
    10,300 Barnes Group                                                670,427


  SHARES                                                              VALUE $
----------                                                          ----------

    34,400 Boeing                                                    8,874,512
    23,700 Carlisle                                                  2,602,971
    68,700 CSX                                                       3,464,541
    20,200 Cummins                                                   3,572,976
    16,500 Curtiss-Wright                                            1,951,125
    26,400 Danaher                                                   2,435,928
    20,500 Delta Air Lines                                           1,025,615
    32,800 Deluxe                                                    2,284,520
     2,300 Dover                                                       219,627
    20,094 Dun & Bradstreet                                          2,347,582
    77,600 Eaton                                                     6,209,552
    15,450 Fortive                                                   1,116,417
     5,600 General Dynamics                                          1,136,688
   261,289 General Electric                                          5,267,586
    11,000 Graco                                                     1,449,690
    13,600 Greenbrier                                                  709,920
     5,375 HEICO                                                       487,405
    41,191 Honeywell International                                   5,938,094
    11,600 Hubbell Class B                                           1,459,512
    13,800 Huntington Ingalls Industries                             3,213,054
    13,700 IDEX                                                      1,756,477
     8,800 Illinois Tool Works                                       1,377,376
    10,800 JetBlue Airways (1)                                         206,820
     6,600 Kansas City Southern                                        687,852
    25,100 Kla-Tencor                                                2,733,139
    26,000 Lam Research                                              5,422,820
    14,800 Lockheed Martin                                           4,560,768
     9,400 Nordson                                                   1,190,886
     6,600 Northrop Grumman                                          1,950,498
    12,200 Parker Hannifin                                           2,227,842
    85,200 Pitney Bowes                                              1,170,648
     6,400 Raytheon                                                  1,153,280
     4,200 Roper Technologies                                        1,084,314
    22,000 Snap-on                                                   3,471,160
    21,900 Southwest Airlines                                        1,179,534
    42,500 Stericycle (1)                                            3,011,125
    14,400 Toro                                                        905,040
    38,300 Union Pacific                                             4,434,757
    22,595 United Technologies                                       2,705,977
     6,300 Verisk Analytics Class A (1)                                535,815
     2,200 WW Grainger                                                 434,940
                                                                   -----------
                                                                   108,343,094

           INFORMATION TECHNOLOGY -- 25.0%
    28,752 Accenture Class A                                         4,093,135
    27,100 Activision Blizzard                                       1,774,779
    24,800 Adobe Systems (1)                                         4,343,968
    13,649 Alphabet Class A (1)                                     14,099,963
    13,994 Alphabet Class C (1)                                     14,226,860
   258,773 Apple                                                    43,742,988
     2,700 Automatic Data Processing                                   313,902
    11,100 Broadcom                                                  2,929,401

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      18

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

  SHARES                                                              VALUE $
----------                                                          ----------

    93,600 CA                                                        3,030,768
   294,685 Cisco Systems                                            10,063,493
     9,200 Citrix Systems (1)                                          760,012
    50,100 Cognizant Technology Solutions Class A                    3,791,067
     1,460 DXC Technology                                              133,619
   104,200 eBay (1)                                                  3,922,088
    11,100 F5 Networks (1)                                           1,346,097
    96,500 Facebook Class A (1)                                     17,375,790
   142,900 Hewlett Packard Enterprise                                1,989,168
   122,300 HP                                                        2,635,565
   337,774 Intel                                                    15,365,339
     8,200 InterDigital                                                601,470
    66,794 International Business Machines                          10,290,284
     6,300 Intuit                                                      951,426
    17,500 j2 Global                                                 1,297,450
    45,900 Mastercard Class A                                        6,828,543
   390,450 Microsoft                                                32,477,631
   101,100 NetApp                                                    4,490,862
    28,100 NVIDIA                                                    5,811,361
   194,681 Oracle                                                    9,909,263
    29,100 PayPal Holdings (1)                                       2,111,496
    84,177 QUALCOMM                                                  4,293,869
     3,600 salesforce.com (1)                                          368,424
    34,400 Seagate Technology                                        1,271,768
    28,500 Skyworks Solutions                                        3,245,010
     5,200 Symantec                                                    169,000
    43,322 Texas Instruments                                         4,188,804
    11,400 Total System Services                                       821,370
    90,100 Visa Class A                                              9,909,198
    10,400 VMware Class A (1)                                        1,244,776
    57,000 Western Digital                                           5,088,390
   138,600 Western Union                                             2,752,596
    44,700 Xerox                                                     1,354,857
                                                                   -----------
                                                                   255,415,850
           MATERIALS -- 1.8%
    21,600 Bemis                                                       972,432
    10,200 Celanese Class A                                          1,063,962
     1,900 Chase                                                       225,625
    41,500 DowDuPont                                                 3,000,865
     6,900 Eagle Materials                                             728,433
     2,200 Eastman Chemical                                            199,782
    10,800 FMC                                                       1,002,888
    45,200 LyondellBasell Industries Class A                         4,679,556
   101,400 Mosaic                                                    2,265,276
    13,900 Packaging Corp. of America                                1,616,153
    16,800 Rayonier Advanced Materials                                 241,416
    11,400 Schweitzer-Mauduit International                            481,422
    23,100 Sonoco Products                                           1,196,349
     3,400 Terra Nitrogen LP                                           260,780
                                                                   -----------
                                                                    17,934,939


  SHARES                                                              VALUE $
----------                                                          ----------

           REAL ESTATE -- 0.9%
       800 American Tower Class A REIT                                 114,936
    26,054 Chesapeake Lodging Trust REIT                               726,907
     2,900 CoreSite Realty REIT                                        321,175
     7,900 Getty Realty REIT                                           224,439
    18,800 Hospitality Properties Trust REIT                           537,304
    51,900 Kimco Realty REIT                                           942,504
    17,700 LaSalle Hotel Properties REIT                               499,317
    13,600 LTC Properties REIT                                         632,536
     9,600 National Health Investors REIT                              731,424
    29,000 Park Hotels & Resorts REIT                                  834,910
    21,900 Pebblebrook Hotel Trust REIT                                780,954
    34,640 Quality Care Properties REIT (1)                            548,351
    26,900 RLJ Lodging Trust REIT                                      582,654
    47,000 Summit Hotel Properties REIT                                743,070
     9,600 Welltower REIT                                              642,816
    16,400 Xenia Hotels & Resorts REIT                                 356,864
                                                                --------------
                                                                     9,220,161
           TELECOMMUNICATION SERVICES -- 2.2%
   355,627 AT&T                                                     11,966,849
   222,330 Verizon Communications                                   10,642,937
                                                                --------------
                                                                    22,609,786
           UTILITIES -- 1.1%
     2,900 Ameren                                                      179,771
    50,271 Emerson Electric                                          3,240,469
     1,900 Entergy                                                     163,894
    27,500 Exelon                                                    1,105,775
    31,200 NextEra Energy                                            4,838,184
    32,200 UGI                                                       1,541,092
                                                                --------------
                                                                    11,069,185
                                                                --------------
           Total United States                                     973,698,529
                                                                --------------
           TOTAL COMMON STOCK
            (Cost $684,679,825)                                  1,001,337,232
                                                                --------------
           TOTAL INVESTMENTS IN
            SECURITIES -- 98.0%
            (Cost $684,679,825)                                  1,001,337,232
                                                                --------------
           OTHER ASSETS LESS
            LIABILITIES -- 2.0%                                     20,130,826
                                                                --------------
           NET ASSETS -- 100%                                   $1,021,468,058
                                                                ==============

(1)  Denotes non-income producing security.


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      19

--------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2017

The open futures contracts held by the Fund at October 31, 2017, are as follows:

                                                                                UNREALIZED
                         NUMBER OF    EXPIRATION    NOTIONAL                   APPRECIATION
TYPE OF CONTRACT      CONTRACTS LONG     DATE        AMOUNT         VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------
S&P 500 Index E-MINI       68          Dec-2017   $8,376,907     $8,747,180      $370,273
                                                  ==========     ==========      ========

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2017, is as follows:

                                                                             UNREALIZED
                             SETTLEMENT     CURRENCY TO      CURRENCY TO     APPRECIATION
 COUNTERPARTY                   DATE          DELIVER          RECEIVE      (DEPRECIATION)
------------------------------------------------------------------------------------------
 Royal Bank of Canada         11/22/17    CAD 14,879,235   USD 11,886,699       $351,204
                                                                                ========

CAD -- Canadian Dollar
LP -- Limited Partnership
REIT -- Real Estate Investment Trust
S&P -- Standard & Poor's
USD -- United States Dollar

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)              LEVEL 1          LEVEL 2        LEVEL 3         TOTAL
                                        --------------     ---------     ---------    --------------
  Common Stock (2)                      $1,001,337,232     $      --     $      --    $1,001,337,232
                                        --------------     ---------     ---------    --------------
Total Investments in Securities         $1,001,337,232     $      --     $      --    $1,001,337,232
                                        ==============     =========     =========    ==============

OTHER FINANCIAL INSTRUMENTS                LEVEL 1          LEVEL 2        LEVEL 3         TOTAL
                                        --------------     ---------     ---------    --------------
  Futures -- Unrealized Appreciation    $      370,273     $      --     $      --    $      370,273
  Forwards -- Unrealized Appreciation               --       351,204            --           351,204
                                        --------------     ---------     ---------    --------------
Total Other Financial Instruments       $      370,273     $ 351,204     $      --    $     721,4770
                                        ==============     =========     =========    ==============

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the end of the reporting period.

(2) All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.





--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      20

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2017

  SHARES                                                              VALUE $
----------                                                          ----------
           COMMON STOCK -- 91.5%
           BRAZIL -- 3.7%
     4,800 Energisa SA - Units                                          36,125
     4,500 Odontoprev                                                   21,597
     9,200 QGEP Participacoes                                           23,624
                                                                      --------
                                                                        81,346
           CHINA -- 12.3%
     7,500 Anhui Gujing Distillery Class B                              42,214

   120,000 China Dongxiang Group                                        22,304
       335 China Lodging Group ADR (1)                                  44,852
    15,000 China Shineway Pharmaceutical Group                          14,055
     9,000 Haitian International Holdings                               26,937

     1,093 Hollysys Automation Technologies                             24,538
    29,000 Li Ning (1)                                                  25,315
    19,000 Nexteer Automotive Group                                     37,165
     5,700 Suofeiya Home Collection Class A                             33,457
                                                                      --------
                                                                       270,837
           EGYPT -- 1.2%
    11,338 Credit Agricole Egypt                                        27,052
                                                                      --------

           GEORGIA -- 1.2%
     1,123 TBC Bank Group                                               25,535
                                                                      --------

           GREECE -- 1.3%
     1,784 JUMBO                                                        28,678
                                                                      --------
           HONG KONG -- 1.7%
     2,600 ASM Pacific Technology                                       37,827
                                                                      --------
           INDIA -- 11.2%
     1,630 Apollo Hospitals Enterprise                                  26,136
     7,807 Arvind                                                       48,339
    10,673 City Union Bank                                              26,620
     1,914 Container of India                                           40,849
        40 Eicher Motors                                                19,906
     6,317 Gateway Distriparks                                          25,811
     1,248 Indraprastha Gas                                             30,542
     1,741 Supreme Industries                                           30,400
                                                                      --------
                                                                       248,603

           INDONESIA -- 2.3%
    98,300 Aneka Gas Industri (1)                                        4,240
     9,800 United Tractors                                              25,055

    87,625 XL Axiata (1)                                                21,838
                                                                      --------
                                                                        51,133
           MALAYSIA -- 1.0%
     9,700 Bursa Malaysia                                               22,890
                                                                      --------

  SHARES                                                              VALUE $
----------                                                          ----------
           MEXICO -- 3.7%
     7,936 Alsea                                                        24,017
     2,545 Grupo Aeroportuario del Pacifico Class B                     24,198
     3,488 Grupo Cementos de Chihuahua                                  16,560
     8,335 Organizacion Soriana Class B (1)                             17,477
                                                                      --------
                                                                        82,252
           PAKISTAN -- 0.7%
    10,700 Habib Bank                                                   16,303
                                                                      --------

           PHILIPPINES -- 2.7%
   149,900 D&L Industries                                               30,148
    13,890 International Container Terminal Services                    28,560
                                                                      --------
                                                                        58,708
           POLAND -- 2.4%
       273 CCC                                                          20,472
     1,684 Dino Polska (1)(2)                                           31,700
                                                                      --------
                                                                        52,172
           RUSSIA -- 5.6%
     2,577 Globaltrans Investment GDR                                   23,811
     2,355 MegaFon OAO GDR                                              24,610
     1,634 Polymetal International                                      18,978
     3,111 TCS Group Holding GDR                                        56,776
                                                                      --------
                                                                       124,175
           SINGAPORE -- 1.6%
    25,100 First Resources                                              36,275
                                                                      --------
           SOUTH AFRICA -- 1.1%
     2,452 Foschini Group                                               23,499
                                                                      --------
           SOUTH KOREA -- 14.6%
     1,175 Hyundai Livart Furniture                                     25,066
       574 Koh Young Technology                                         39,348
       580 Korea Kolmar                                                 42,865
       659 LEENO Industrial                                             30,116
       208 Mando                                                        60,616
        94 Medy-Tox                                                     35,533
       533 S-1                                                          43,578
       826 Seegene (1)                                                  20,975
       765 WONIK IPS (1)                                                24,752
                                                                      --------
                                                                       322,849
           SPAIN -- 1.4%
     9,495 Prosegur Cash (1)(2)                                         30,969
                                                                      --------

           SRI LANKA -- 1.2%
    25,919 John Keells Holdings                                         26,927
                                                                      --------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      21

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

  SHARES                                                              VALUE $
----------                                                          ----------

           TAIWAN -- 15.8%
    32,147 Aerospace Industrial Development                             36,454
    11,000 Chroma ATE                                                   53,614
    24,000 CTCI                                                         37,202
     2,040 Eclat Textile                                                24,384
     3,310 Gourmet Master                                               37,973
     3,000 King Slide Works                                             40,137
     7,000 Merida Industry                                              32,610
     4,000 Nien Made Enterprises                                        41,645
     2,618 PChome Online                                                15,148
     2,314 Posiflex Technology                                          10,243
     8,000 Toung Loong Textile Manufacturing                            20,982
                                                                    ----------
                                                                       350,392
           TURKEY -- 2.6%
     5,739 DP Eurasia (1) (2)                                           17,531
     3,238 Migros Ticaret (1)                                           22,278
     2,177 Tofas Turk Otomobil Fabrikasi                                17,721
                                                                    ----------
                                                                        57,530
           UNITED ARAB EMIRATES -- 2.2%
    35,398 Aramex PJSC                                                  49,348
                                                                    ----------
           TOTAL COMMON STOCK
            (Cost $1,502,137)                                        2,025,300
                                                                    ----------
           PREFERRED STOCK -- 3.7%
           BRAZIL -- 2.7%
     7,300 Alpargatas, 2.050%                                           38,941
     1,300 Cia Energetica do Ceara Class A, 1.476%                      20,891
                                                                    ----------
                                                                        59,832
           COLOMBIA -- 1.0%
    52,940 Grupo Aval Acciones y Valores, 4.558%                        22,014
                                                                    ----------
           TOTAL PREFERRED STOCK
            (Cost $55,773)                                              81,846
                                                                    ----------
           TOTAL INVESTMENTS IN
            SECURITIES -- 95.2%
            (Cost $1,557,910)                                        2,107,146
                                                                    ----------
           OTHER ASSETS LESS
            LIABILITIES -- 4.8%                                        105,595
                                                                    ----------
           NET ASSETS -- 100%                                       $2,212,741
                                                                    ==========


(1)  Denotes non-income producing security.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2017, the value of these securities amounted to $80,200, representing 3.6% of the net assets of the Fund.

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PJSC -- Private Joint Stock Company






--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      22

--------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2017

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)      LEVEL 1        LEVEL 2       LEVEL 3       TOTAL
                                  ----------      -------       -------    ----------
  Common Stock
      Brazil                      $   81,346      $     --      $    --     $  81,346
      China                          270,837            --           --       270,837
      Egypt                           27,052            --           --        27,052
      Georgia                         25,535            --           --        25,535
      Greece                          28,678            --           --        28,678
      Hong Kong                       37,827            --           --        37,827
      India                          248,603            --           --       248,603
      Indonesia                       51,133            --           --        51,133
      Malaysia                        22,890            --           --        22,890
      Mexico                          82,252            --           --        82,252
      Pakistan                        16,303            --           --        16,303
      Philippines                         --        58,708           --        58,708
      Poland                          52,172            --           --        52,172
      Russia                         124,175            --           --       124,175
      Singapore                       36,275            --           --        36,275
      South Africa                    23,499            --           --        23,499
      South Korea                    322,849            --           --       322,849
      Spain                           30,969            --           --        30,969
      Sri Lanka                       26,927            --           --        26,927
      Taiwan                         350,392            --           --       350,392
      Turkey                          57,530            --           --        57,530
      United Arab Emirates            49,348            --           --        49,348
                                  ----------      -------       -------    ----------
    Total Common Stock             1,966,592       58,708            --     2,025,300
                                  ----------      -------       -------    ----------
  Preferred Stock
      Brazil                          59,832           --            --        59,832
      Colombia                        22,014           --            --        22,014
                                  ----------      -------       -------    ----------
    Total Preferred Stock             81,846           --            --        81,846
                                  ----------      -------       -------    ----------
Total Investments in Securities   $2,048,438      $58,708       $    --    $2,107,146
                                  ==========      =======       =======    ==========

(1) Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund generally recognizes transfers between the levels as of the end of the reporting period. As of October 31, 2017, securities with a total value of $161,040 transferred from Level 2 to Level 1, primarily due to the valuation changes at the prior year end. For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2 investments. For the year ended October 31, 2017, there were no transfers between Level 2 and Level 3 investments. For the year ended October 31, 2017, there were no Level 3 securities.



--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      23

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------

            CORPORATE OBLIGATIONS -- 77.6%
            CONSUMER DISCRETIONARY -- 4.7%
            Discovery Communications LLC
    57,000   2.200%, 09/20/19                                           57,069
            Ford Motor Credit LLC
             2.290%, VAR ICE LIBOR USD 3
   300,000     Month+0.940%, 01/09/18                                  300,380
            McDonald's MTN
    84,000   2.100%, 12/07/18                                           84,384
            Newell Brands
    14,000   2.600%, 03/29/19                                           14,108
            Toyota Motor Credit MTN
             1.677%, VAR ICE LIBOR USD 3
   300,000    Month+0.320%, 01/12/18                                   300,172
                                                                     ---------
                                                                       756,113
                                                                     ---------
            CONSUMER STAPLES -- 14.9%
            Anheuser-Busch InBev Finance
   145,000   1.900%, 02/01/19                                          145,142
            BAT Capital (1)
   153,000   2.297%, 08/14/20                                          153,055
            CVS Health
   150,000   1.900%, 07/20/18                                          150,199
            Danone (1)
   314,000   1.691%, 10/30/19                                          311,584
            Kraft Heinz Foods
   245,000   2.800%, 07/02/20                                          248,164
   200,000   2.000%, 07/02/18                                          200,254
            Kroger
   127,000   2.000%, 01/15/19                                          127,111
            Molson Coors Brewing
   104,000   2.100%, 07/15/21                                          102,753
    80,000   1.900%, 03/15/19 (1)                                       79,816
            Mondelez International Holdings
             Netherlands BV (1)
   200,000   1.625%, 10/28/19                                          198,013
            Philip Morris International
   180,000   1.625%, 02/21/19                                          179,625
            Reynolds American
   375,000   2.300%, 06/12/18                                          376,063
            Tyson Foods
   150,000   2.650%, 08/15/19                                          151,531
                                                                     ---------
                                                                     2,423,310
                                                                     ---------
            ENERGY -- 6.4%
            Energy Transfer Partners
    58,000   2.500%, 06/15/18                                           58,226
            Enterprise Products Operating LLC
    78,000   6.500%, 01/31/19                                           82,241


 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------

            EOG Resources
   105,000   5.625%, 06/01/19                                          110,923
            EQT
   163,000   2.500%, 10/01/20                                          162,934
            Kinder Morgan
   150,000   3.050%, 12/01/19                                          152,703
            Phillips 66 (1)
             2.109%, VAR ICE LIBOR USD 3
    50,000    Month+0.750%, 04/15/20                                    50,097
            Shell International Finance BV
            1.660%, VAR ICE LIBOR USD 3
   154,000    Month+0.350%, 09/12/19                                   154,857
            TransCanada PipeLines
   265,000   1.625%, 11/09/17                                          265,011
                                                                     ---------
                                                                     1,036,992
                                                                     ---------
            FINANCIALS -- 27.3%
            American Express Credit
    31,000   2.125%, 03/18/19                                           31,115
            American Express Credit MTN
    40,000   2.200%, 03/03/20                                           40,118
   150,000   1.800%, 07/31/18                                          150,107
            American International Group
    91,000   3.300%, 03/01/21                                           93,684
            Bank of America MTN
             2.369%, VAR ICE LIBOR USD 3
   180,000    Month+0.660%, 07/21/21                                   179,820
            Branch Banking & Trust
   250,000   2.100%, 01/15/20                                          250,721
            Capital One
   250,000   2.400%, 09/05/19                                          250,920
            Capital One Financial
    20,000   2.500%, 05/12/20                                           20,073
            Citigroup
   268,000   2.650%, 10/26/20                                          270,289
            Cooperatieve Rabobank UA
   250,000   1.700%, 03/19/18                                          250,147
            Discover Bank
   250,000   2.600%, 11/13/18                                          251,642
            Goldman Sachs Group
   235,000   2.750%, 09/15/20                                          237,529
    24,000   2.000%, 04/25/19                                           23,986
    47,000   1.950%, 07/23/19                                           46,884
            HSBC Bank (1)
             1.955%, VAR ICE LIBOR USD 3
   250,000    Month+0.640%, 05/15/18                                   250,747
            HSBC USA
   125,000   2.000%, 08/07/18                                          125,294


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      24

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------

            JPMorgan Chase MTN
   230,000   1.700%, 03/01/18                                          230,095
            Metropolitan Life Global Funding I MTN (1)
   222,000   1.750%, 12/19/18                                          221,754
            Morgan Stanley
             2.109%, VAR ICE LIBOR USD 3
   310,000     Month+0.800%, 02/14/20                                  311,404
            Prudential Financial MTN
    75,000   2.350%, 08/15/19                                           75,352
            Standard Chartered (1)
   379,000   2.400%, 09/08/19                                          379,741
            SunTrust Bank
   153,000   2.250%, 01/31/20                                          153,642
            UBS MTN (1)
   200,000   2.200%, 06/08/20                                          200,169
            Wells Fargo MTN
             1.993%, VAR ICE LIBOR USD 3
   140,000     Month+0.630%, 04/23/18                                  140,372
            Wells Fargo Bank MTN
   261,000   1.800%, 11/28/18                                          261,184
                                                                     ---------
                                                                     4,446,789
                                                                     ---------
            HEALTHCARE -- 7.2%
            Abbott Laboratories
    75,000   2.350%, 11/22/19                                           75,463
            AbbVie
   300,000   1.800%, 05/14/18                                          300,186
            Aetna
    96,000   1.700%, 06/07/18                                           95,977
            Allergan Funding SCS
   150,000   3.000%, 03/12/20                                          152,279
            Cardinal Health
   150,000   1.948%, 06/14/19                                          149,692
            Gilead Sciences
   172,000   1.850%, 09/20/19                                          171,806
            Medtronic
   150,000   1.500%, 03/15/18                                          150,024
            UnitedHealth Group
    75,000   1.900%, 07/16/18                                           75,158
                                                                     ---------
                                                                     1,170,585
                                                                     ---------
            INDUSTRIALS -- 3.3%
            General Electric Capital MTN
    90,000   4.375%, 09/16/20                                           95,867
            Northrop Grumman
   155,000   2.080%, 10/15/20                                          155,003
            Rockwell Collins
    42,000   1.950%, 07/15/19                                           42,011


 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------

            Siemens Financieringsmaatschappij (1)
   250,000   2.200%, 03/16/20                                          251,273
                                                                    ----------
                                                                       544,154
                                                                    ----------
            INFORMATION TECHNOLOGY -- 6.1%
            Apple
   153,000    1.900%, 02/07/20                                         153,221
            Cisco Systems
             1.665%, VAR ICE LIBOR USD 3
   152,000     Month+0.340%, 09/20/19                                  152,865
            Dell International LLC (1)
   118,000   3.480%, 06/01/19                                          120,116
             Hewlett Packard Enterprise (1)
   107,000    2.100%, 10/04/19                                         106,866
             Microsoft
   372,000    2.000%, 11/03/20                                         372,757
             QUALCOMM
    91,000    2.100%, 05/20/20                                          91,224
                                                                    ----------
                                                                       997,049
                                                                    ----------
             MATERIALS -- 1.9%
             Rio Tinto Finance USA
     2,000    2.875%, 08/21/22                                           2,030
             Sherwin-Williams
   311,000    2.250%, 05/15/20                                         311,736
                                                                    ----------
                                                                       313,766
                                                                    ----------
             REAL ESTATE -- 0.5%
             Crown Castle International REIT
    45,000    3.400%, 02/15/21                                          46,255
             Digital Realty Trust REIT
    32,000    2.750%, 02/01/23                                          31,945
                                                                    ----------
                                                                        78,200
                                                                    ----------
             TELECOMMUNICATION SERVICES -- 3.5%
             AT&T
   398,000    2.450%, 06/30/20                                         401,742
             Verizon Communications
   168,000    2.946%, 03/15/22                                         170,627
                                                                    ----------
                                                                       572,369
                                                                    ----------
             UTILITIES -- 1.8%
             Dominion Energy
    20,000    1.600%, 08/15/19                                          19,876
             NextEra Energy Capital Holdings
    70,000    1.649%, 09/01/18                                          69,903
             Southern
   209,000    1.550%, 07/01/18                                         208,797
                                                                    ----------
                                                                       298,576
                                                                    ----------
             TOTAL CORPORATE OBLIGATIONS
              (Cost $12,596,050)                                    12,637,903
                                                                    ==========



--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      25

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------
           U.S. TREASURY OBLIGATIONS -- 11.3%
           United States Treasury Notes
    48,000  1.375%, 09/30/19                                            47,809
   221,000  1.250%, 05/31/19                                           219,990
   289,000  1.250%, 06/30/19                                           287,499
   967,000  1.125%, 02/28/19                                           962,013
   320,000  0.750%, 01/31/18                                           319,643
                                                                     ---------
           TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $1,840,557)                                        1,836,954
                                                                     ---------
           ASSET-BACKED SECURITIES -- 3.3%
           CLI Funding V LLC, Series 2013-2A (1)
   172,553  3.220%, 06/18/28                                           171,816
           Harley-Davidson Motorcycle Trust,
            Series 2014-1, Class A3
    45,151  1.100%, 09/15/19                                            45,134
           SoFi Professional Loan Program LLC,
            Series 2015-C, Class A1 (1)
            2.287%, VAR ICE LIBOR USD 1
   228,179    Month+1.050%, 08/27/35                                   230,082
           Towd Point Mortgage Trust, Series 2017-3,
            Class A1 (1) (2)
    95,572  2.750%, 07/25/57                                            95,902
                                                                     ---------
           TOTAL ASSET-BACKED SECURITIES
            (Cost $541,916)                                            542,934
                                                                     ---------
           COLLATERALIZED MORTGAGE
            OBLIGATIONS (1) (2) -- 2.8%
           Flagstar Mortgage Trust, Series 2017-2,
            Class A5 (3) (4)
   148,234  3.500%, 10/25/47                                           150,643
           JPMorgan Mortgage Trust, Series 2017-1,
            Class A5
   108,868  3.500%, 01/25/47                                           111,122
           JPMorgan Mortgage Trust, Series 2017-4,
            Class A5
   195,000  3.500%, 11/25/47                                           198,747
                                                                     ---------
           TOTAL COLLATERALIZED MORTGAGE
            OBLIGATIONS
            (Cost $460,318)                                            460,512
                                                                     ---------
           TAX-EXEMPT MUNICIPAL BONDS -- 2.1%
           FLORIDA -- 0.9%
           State Board of Administration Finance RB,
            Series A
   145,000  2.163%, 07/01/19                                           145,368
                                                                     ---------
           MASSACHUSETTS -- 0.9%
           State Water Resources Authority RB,
            Series Sub A-1 (5)
   150,000  0.940%, 08/01/37                                           150,000
                                                                     ---------

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------

            NEW JERSEY -- 0.3%
            State Transportation Trust Fund
            Authority RB
    40,000  5.000%, 06/15/19                                            41,889
                                                                   -----------
           TOTAL MUNICIPAL BONDS
            (Cost $336,812)                                            337,257
                                                                  -----------
           TOTAL INVESTMENTS IN
            SECURITIES -- 97.1%
            (Cost $15,775,653)                                      15,815,560
                                                                   -----------
           OTHER ASSETS LESS
            LIABILITIES -- 2.9%                                        475,672
                                                                   -----------
           NET ASSETS -- 100%                                      $16,291,232
                                                                   ===========

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2017, the value of these securities amounted to $3,281,543, representing 20.1% of the net assets of the Fund.

(2) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(3)  Level 3 security in accordance with fair value hierarchy.

(4) Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2017, was $150,643 and represented 0.9% of net assets.

(5) Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.




--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      26

--------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2017

The open futures contracts held by the Fund at October 31, 2017, are as follows:

                                  NUMBER OF                                                     UNREALIZED
                                  CONTRACTS                       NOTIONAL                     APPRECIATION
 TYPE OF CONTRACT                LONG (SHORT)   EXPIRATION DATE    AMOUNT           VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
 U.S. 2-Year Treasury Note            18          Jan-2018       $3,889,967       $3,876,469     $(13,498)
 U.S. 5-Year Treasury Note            (3)         Dec-2017         (354,909)        (351,563)       3,346
                                                                 ----------        ---------     --------
                                                                 $3,535,058       $3,524,906     $(10,152)
                                                                 ==========       ==========     ========

ICE -- Intercontinental Exchange
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
RB -- Revenue Bond
REIT -- Real Estate Investment Trust
USD -- United States Dollar
VAR -- Variable Rate

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:


INVESTMENTS IN SECURITIES                 LEVEL 1        LEVEL 2         LEVEL 3       TOTAL
                                         --------      ----------       --------    -----------
  Corporate Obligations                  $     --      $12,637,903      $     --    $12,637,903
  U.S. Treasury Obligations                    --        1,836,954            --      1,836,954
  Asset-Backed Securities                      --          542,934            --        542,934
  Collateralized Mortgage Obligations          --          309,869       150,643        460,512
  Tax-Exempt Municipal Bonds                   --          337,257            --        337,257
                                         --------      -----------      --------    -----------
Total Investments in Securities          $     --      $15,664,917      $150,643    $15,815,560
                                         ========      ===========      ========    ===========

OTHER FINANCIAL INSTRUMENTS               LEVEL 1        LEVEL 2          LEVEL 3         TOTAL
                                         --------      -----------      --------    -----------
  Futures -- Unrealized Appreciation     $  3,346      $       --       $     --    $     3,346
  Futures -- Unrealized Depreciation      (13,498)             --             --        (13,498)
                                         --------      -----------      --------    -----------
Total Other Financial Instruments        $(10,152)     $       --       $     --    $   (10,152)
                                         ========      ===========      ========    ===========

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

COLLATERALIZED MORTGAGE OBLIGATIONS

Beginning balance as of November 1, 2016                $     --
  Realized gain/(loss)                                        --
  Change in unrealized appreciation/(depreciation)           185
  Purchases                                              150,458
  Sales                                                       --
  Transfer into Level 3                                       --
  Transfer out of Level 3                                     --
                                                        --------
Ending balance as of October 31, 2017                   $150,643
                                                        ========

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments. The Fund generally recognizes transfers between the levels as of the end of the reporting period.



--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      27

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2017

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------

             CORPORATE OBLIGATIONS -- 43.6%
             CONSUMER DISCRETIONARY -- 5.5%
             Amazon.com (1)
   830,000    3.150%, 08/22/27                                         834,967
             Charter Communications Operating LLC
   150,000    4.908%, 07/23/25                                         159,573
             Discovery Communications LLC
   255,000    2.950%, 03/20/23                                         253,836
             Ford Motor Credit LLC
   260,000    5.000%, 05/15/18                                         264,431
   470,000    2.425%, 06/12/20                                         471,277
              2.290%, VAR ICE LIBOR USD 3
   200,000      Month+0.940%, 01/09/18                                 200,253
             General Motors Financial
              5.750%, VAR ICE LIBOR USD 3
   195,000      Month+3.598%, 03/30/66                                 203,775
   315,000    3.700%, 11/24/20                                         326,624
             George Washington University
   205,000    3.485%, 09/15/22                                         211,664
             L Brands
   205,000    6.875%, 11/01/35                                         203,463
             Newell Brands
   190,000    3.850%, 04/01/23                                         199,335
             Scientific Games International (1)
   125,000    7.000%, 01/01/22                                         132,188
             VTR Finance BV (1)
   200,000    6.875%, 01/15/24                                         212,050
                                                                     ---------
                                                                     3,673,436
                                                                     ---------
             CONSUMER STAPLES -- 1.8%
             BAT Capital (1)
   635,000    2.764%, 08/15/22                                         635,603
             Smithfield Foods (1)
   150,000    2.700%, 01/31/20                                         150,419
             Tyson Foods
   445,000    3.550%, 06/02/27                                         453,629
                                                                     ---------
                                                                     1,239,651
                                                                     ---------
             ENERGY -- 7.4%
             Cenovus Energy (1)
   327,000    4.250%, 04/15/27                                         328,114
             Crestwood Midstream Partners
   275,000    6.250%, 04/01/23                                         286,000
             Enbridge
              6.000%, VAR ICE LIBOR USD 3
   490,000      Month+3.890%, 01/15/77                                 524,369
             Energy Transfer Partners
   615,000    4.150%, 10/01/20                                         642,102


 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------

            Ensco
   220,000   5.750%, 10/01/44                                          150,150
            EQT
   405,000   3.900%, 10/01/27                                          402,504
            Noble Energy
   550,000   4.150%, 12/15/21                                          580,205
            Petrobras Global Finance BV
   290,000   7.375%, 01/17/27                                          322,045
            Petroleos Mexicanos
   579,000   5.625%, 01/23/46                                          524,951
   400,000   3.500%, 01/30/23                                          390,520
            Targa Resources Partners
   200,000   6.750%, 03/15/24                                          215,500
            Valero Energy
   230,000   3.400%, 09/15/26                                          229,993
            Williams Partners
   340,000   4.300%, 03/04/24                                          360,077
                                                                     ---------
                                                                     4,956,530
                                                                     ---------
            FINANCIALS -- 17.1%
            American Express
    34,000   8.125%, 05/20/19                                           37,175
            American International Group
   350,000   3.300%, 03/01/21                                          360,322
            Bank of America
    85,000   7.625%, 06/01/19                                           92,193
            Bank of America MTN
   275,000   5.625%, 07/01/20                                          298,418
   295,000   3.875%, 08/01/25                                          309,343
             2.369%, VAR ICE LIBOR USD 3
   650,000    Month+0.660%, 07/21/21                                   649,350
            Banque Federative du Credit Mutuel
             MTN (1)
   410,000   2.700%, 07/20/22                                          410,446
            Barclays Bank (1)
   600,000   10.179%, 06/12/21                                         740,937
            BBVA Banco Continental (1)
   240,000   3.250%, 04/08/18                                          240,168
            Capital One Financial
   175,000   2.500%, 05/12/20                                          175,636
            Citigroup
   295,000   3.200%, 10/21/26                                          291,414
   675,000   2.750%, 04/25/22                                          677,133
            Credit Suisse Group (1)
             2.997%, VAR ICE LIBOR USD 3
   265,000    Month+1.200%, 12/14/23                                   264,329
            Credit Suisse Group Funding Guernsey
   365,000   3.450%, 04/16/21                                          375,190


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.     28

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
            Fidelity & Guaranty Life Holdings (1)
   410,000   6.375%, 04/01/21                                          422,300
            Goldman Sachs Group
             5.000%, VAR ICE LIBOR USD 3
   680,000    Month+2.874%, 05/10/66                                   680,850
    65,000   2.875%, 02/25/21                                           65,838
            HSBC Bank USA
   350,000   4.875%, 08/24/20                                          374,872
            JPMorgan Chase
             3.220%, VAR ICE LIBOR USD 3
   660,000     Month+1.155%, 03/01/25                                  666,898
   195,000   2.700%, 05/18/23                                          194,659
            Manufacturers & Traders Trust
   355,000   6.625%, 12/04/17                                          356,561
            MetLife
   169,000   7.717%, 02/15/19                                          181,668
            Moody's
   136,000   5.500%, 09/01/20                                          147,855
            Morgan Stanley MTN
   300,000   3.750%, 02/25/23                                          313,708
            Norddeutsche Landesbank Girozentrale (1)
   400,000   2.000%, 02/05/19                                          400,082
            Prudential Financial
    37,000   7.375%, 06/15/19                                           40,180
    10,000   6.000%, 12/01/17                                           10,036
             4.500%, VAR ICE LIBOR USD 3
   490,000    Month+2.380%, 09/15/47                                   495,206
            Regions Bank
   420,000   2.250%, 09/14/18                                          421,266
            Royal Bank of Scotland Group
   560,000   3.875%, 09/12/23                                          574,359
            Sparebank 1 Boligkreditt (1)
 1,000,000   1.750%, 11/15/19                                          991,560
            Wells Fargo
   215,000   3.069%, 01/24/23                                          217,876
                                                                    ----------
                                                                    11,477,828
                                                                    ----------
            HEALTHCARE -- 1.8%
            Becton Dickinson
   500,000   3.363%, 06/06/24                                          504,160
            Cardinal Health
   130,000   3.079%, 06/15/24                                          129,140
            Shire Acquisitions Investments Ireland DAC
   395,000   2.400%, 09/23/21                                          392,349
            Tenet Healthcare (1)
   170,000   4.625%, 07/15/24                                          167,238
                                                                    ----------
                                                                     1,192,887
                                                                    ----------

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------

            INDUSTRIALS -- 1.1%
            Barrick North America Finance LLC
    19,000   4.400%, 05/30/21                                           20,335
            Fly Leasing
   430,000   6.375%, 10/15/21                                          448,812
            Rockwell Collins
   270,000   3.200%, 03/15/24                                          275,254
                                                                     ---------
                                                                       744,401
                                                                     ---------
            INFORMATION TECHNOLOGY -- 1.5%
            Apple
    95,000   4.250%, 02/09/47                                          101,866
   215,000   3.000%, 06/20/27                                          214,949
            Hewlett Packard Enterprise (1)
   435,000   2.100%, 10/04/19                                          434,454
            VMware
   250,000   2.300%, 08/21/20                                          249,472
                                                                     ---------
                                                                     1,000,741
                                                                     ---------
            MATERIALS -- 0.7%
            Sherwin-Williams
   505,000   3.125%, 06/01/24                                          511,065
                                                                     ---------
            REAL ESTATE -- 1.7%
            American Tower REIT
   600,000   2.800%, 06/01/20                                          608,426
            Crown Castle International REIT
   135,000   3.200%, 09/01/24                                          134,150
            Digital Realty Trust REIT
   400,000   2.750%, 02/01/23                                          399,312
                                                                     ---------
                                                                     1,141,888
                                                                     ---------
            TELECOMMUNICATION SERVICES -- 3.1%
            AT&T
   300,000   5.250%, 03/01/37                                          313,808
   730,000   3.900%, 08/14/27                                          727,080
   390,000   3.400%, 05/15/25                                          385,072
            Verizon Communications
   500,000   4.125%, 03/16/27                                          521,767
   155,000   2.946%, 03/15/22                                          157,423
                                                                     ---------
                                                                     2,105,150
                                                                     ---------
            UTILITIES -- 1.9%
            Dynegy
   130,000   7.625%, 11/01/24                                          142,025
    70,000   7.375%, 11/01/22                                           75,163
            Fermaca Enterprises S de RL (1)
   296,960   6.375%, 03/30/38                                          323,686
            Mexico Generadora de Energia (1)
   183,324   5.500%, 12/06/32                                          194,094


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      29

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
             Southern
   250,000    2.950%, 07/01/23                                         251,278
             Suburban Propane Partners
   300,000    5.750%, 03/01/25                                         300,750
                                                                    ----------
                                                                     1,286,996
                                                                    ----------
             TOTAL CORPORATE OBLIGATIONS
              (Cost $28,915,292)                                    29,330,573
                                                                    ----------
             U.S. TREASURY OBLIGATIONS (2) -- 19.8%
             United States Treasury Bonds
   290,000    3.000%, 02/15/47                                         297,261
   200,000    3.000%, 05/15/47                                         205,023
   340,000    2.875%, 11/15/46                                         340,000
   820,600    2.500%, 02/15/46                                         760,946
   935,000    2.500%, 05/15/46                                         866,153
   790,000    2.250%, 08/15/46                                         692,639
             United States Treasury Inflation
              Indexed Bonds
   939,099    1.000%, 02/15/46                                         954,696
   614,562    0.125%, 07/15/26                                         597,200
             United States Treasury Notes
   620,000    2.375%, 05/15/27                                         620,291
   977,400    2.250%, 11/15/25                                         973,582
   295,000    2.250%, 08/15/27                                         291,750
   275,000    2.000%, 10/31/21                                         276,085
   455,000    2.000%, 12/31/21                                         456,404
   330,000    2.000%, 11/15/26                                         320,487
   460,000    1.875%, 02/28/22                                         458,670
   335,000    1.875%, 03/31/22                                         333,770
   185,000    1.875%, 04/30/22                                         184,234
   770,000    1.875%, 07/31/22                                         765,548
   315,000    1.750%, 11/30/21                                         313,044
   535,000    1.750%, 05/31/22                                         529,692
   570,000    1.625%, 08/31/19                                         570,356
 1,125,000    1.625%, 05/15/26                                       1,063,389
   720,000    1.500%, 08/15/20                                         715,950
   100,000    1.375%, 07/31/19                                          99,652
   600,000    0.750%, 01/31/18                                         599,331
                                                                    ----------
             TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $13,524,596)                                    13,286,153
                                                                    ----------
             ASSET-BACKED SECURITIES -- 13.4%
             AmeriCredit Automobile Receivables Trust,
              Series 2013-5, Class C
   355,061    2.290%, 11/08/19                                         355,282
             Barclays Dryrock Issuance Trust,
              Series 2014-3, Class A
   151,000    2.410%, 07/15/22                                         152,412


 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
            CAL Funding III, Series 2017-1A,
             Class A (1)
   399,233   3.620%, 06/25/42                                          400,595
            Carlyle Global Market Strategies,
             Series 2017-1A, Class A1A (1)
             2.663%, VAR ICE LIBOR USD 3
   605,000    Month+1.300%, 04/20/31                                   612,017
            Cedar Funding VI CLO, Series 2016-6A,
             Class A1 (1)
             2.777%, VAR ICE LIBOR USD 3
   645,000     Month+1.470%, 10/20/28                                  653,682
            Credit-Based Asset Servicing and
             Securitization LLC,
             Series 2003-CB4, Class AF1
    19,158   5.000%, 03/25/31                                           18,604
            Cronos Containers Program,
             Series 2013-1A, Class A (1)
   137,500   3.080%, 04/18/28                                          137,256
            Flagship Credit Auto Trust,
             Series 2014-1, Class B (1)
    51,287   2.550%, 02/18/20                                           51,354
            Flagship Credit Auto Trust,
             Series 2015-2, Class A (1)
   282,639   1.980%, 10/15/20                                          282,919
            Goldentree Loan Management,
             Series 2017-2A, Class A (1)
             2.724%, VAR ICE LIBOR USD 3
   606,000     Month+1.150%, 11/28/30                                  606,000
            Madison Park Funding XXVI,
             Series 2017-26A, Class AR (1)
             2.523%, VAR ICE LIBOR USD 3
   600,000     Month+1.200%, 07/29/30                                  603,154
            Octagon Investment Partners 30,
             Series 2017-1A, Class A1 (1)
             2.683%, VAR ICE LIBOR USD 3
   250,000     Month+1.320%, 03/17/30                                  253,924
            OneMain Financial Issuance Trust,
             Series 2014-2A, Class A (1)
    41,125   2.470%, 09/18/24                                           41,154
            Santander Drive Auto Receivables Trust,
             Series 2013-5, Class C
    91,145   2.250%, 06/17/19                                           91,206
            Santander Drive Auto Receivables Trust,
             Series 2014-1, Class C
   177,176   2.360%, 04/15/20                                          177,362
            Santander Drive Auto Receivables Trust,
             Series 2014-2, Class C
   223,149   2.330%, 11/15/19                                          223,636


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      30

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
             SpringCastle America Funding LLC,
              Series 2016-AA, Class A (1)
   256,983    3.050%, 04/25/29                                         258,792
             Springleaf Funding Trust, Series
              2015-AA, Class A (1)
   850,000    3.160%, 11/15/24                                         854,819
             Synchrony Credit Card Master Note
              Trust, Series 2012-2, Class A
   200,000    2.220%, 01/15/22                                         200,948
             Textainer Marine Containers,
              Series 2017-2A, Class A
   218,278    3.520%, 06/20/42                                         216,653
             Textainer Marine Containers V,
              Series 2017-1A, Class A (1)
    95,409    3.720%, 05/20/42                                          96,548
             THL Credit Wind River,
              Series 2017-2A, Class A (1)
              2.544%, VAR ICE LIBOR USD 3
   640,000      Month+1.230%, 07/20/30                                 643,005
             Towd Point Mortgage Trust,
              Series 2015-6, Class A1
    66,940    3.500%, 04/25/55                                          68,407
             Towd Point Mortgage Trust,
              Series 2017-2, Class A1 (1) (3)
   207,887    2.750%, 04/25/57                                         208,962
             Towd Point Mortgage Trust,
              Series 2017-3, Class A1 (1) (3)
   384,201    2.750%, 07/25/57                                         385,524
             Towd Point Mortgage Trust,
              Series 2017-4, Class A1
   189,968    2.750%, 06/25/57                                         190,495
             Towd Point Mortgage Trust,
              Series 2017-5, Class A1 (1)
              1.842%, VAR ICE LIBOR USD 1
   655,000      Month+0.600%, 02/25/57                                 654,957
             Voya CLO, Series 2017-2A,
              Class A1R (1)
              2.603%, VAR ICE LIBOR USD 3
   595,000      Month+1.250%, 04/17/30                                 597,189
                                                                     ---------
             TOTAL ASSET-BACKED SECURITIES
              (Cost $9,012,546)                                      9,036,856
                                                                     ---------
             U.S. GOVERNMENT MORTGAGE-BACKED
              OBLIGATIONS -- 8.9%
             FEDERAL HOME LOAN MORTGAGE
              CORPORATION-- 4.2%
             FHLMC
 1,958,083    4.000%, 04/01/47                                       2,055,307
   512,540    3.500%, 05/01/46                                         527,254


 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
            FHLMC Gold
    65,073   4.500%, 10/01/24                                           66,323
   154,730   3.000%, 01/01/43                                          155,783
            FHLMC IO REMIC
             1046.972%, VAR LIBOR USD 1
         1    Month+1199.99%, 01/15/22                                       6
                                                                     ---------
                                                                     2,804,673
                                                                     ---------
            FEDERAL NATIONAL MORTGAGE
             ASSOCIATION -- 4.2%
            FNMA
    44,729   5.000%, 10/01/29                                           48,549
 1,982,653   4.000%, 03/01/47                                        2,082,511
             3.230%, VAR ICE LIBOR USD 12
   158,506     Month+1.752%, 06/01/42                                  163,197
    96,970   3.000%, 05/01/43                                           97,552
   300,743   3.000%, 06/01/43                                          302,545
   116,777   3.000%, 07/01/43                                          117,465
                                                                     ---------
                                                                     2,811,819
                                                                     ---------
            GOVERNMENT NATIONAL MORTGAGE
             ASSOCIATION -- 0.5%
            GNMA
   232,469   2.598%, 04/16/54 (3)                                      237,579
            GNMA IO
 2,259,680   0.851%, 12/16/51 (3)                                      117,868
                                                                     ---------
                                                                       355,447
                                                                     ---------
            TOTAL U.S. GOVERNMENT MORTGAGE-
             BACKED OBLIGATIONS
             (Cost $5,989,713)                                       5,971,939
                                                                     ---------
            COLLATERALIZED MORTGAGE
             OBLIGATIONS -- 6.7%
            Flagstar Mortgage Trust,
             Series 2017-2, Class A5 (1) (3) (5) (6)
   925,000   3.500%, 10/25/47                                          940,031
            Impac Secured Assets Trust,
             Series 2006-1, Class 2A2
             1.642%, VAR ICE LIBOR USD 1
   107,350    Month+0.410%, 05/25/36                                   105,115
            Impac Secured Assets Trust,
             Series 2006-2, Class 2M1
             1.738%, VAR ICE LIBOR USD 1
   130,000     Month+0.500%, 08/25/36                                  119,715
            JPMorgan Mortgage Trust,
             Series 2015-3, Class A5 (1) (3)
   117,180   3.500%, 05/25/45                                          119,679
            JPMorgan Mortgage Trust,
             Series 2016-3, Class 1A3 (1) (3)
   580,379   3.500%, 10/25/46                                          592,758


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      31

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------

                JPMorgan Mortgage Trust,
                 Series 2017-1, Class A4 (1) (3)
       123,381  3.500%, 01/25/47                                       125,936
                JPMorgan Mortgage Trust,
                 Series 2017-3, Class 1A5 (1) (3)
       613,332  3.500%, 08/25/47                                       628,503
                JPMorgan Mortgage Trust,
                 Series 2017-4, Class A5 (1) (3)
       502,000  3.500%, 11/25/47                                       511,648
                One Market Plaza Trust,
                 Series 2017-1, Class E
       195,000  4.142%, 02/10/24                                       192,807
                Sequoia Mortgage Trust,
                 Series 2015-2, Class A10 (1) (3)
       267,338  3.500%, 05/25/45                                       272,872
                Sequoia Mortgage Trust,
                 Series 2015-3, Class A4 (1) (3)
       326,789  3.500%, 07/25/45                                       333,555
                Sequoia Mortgage Trust,
                 Series 2017-2, Class A4 (1) (3)
       534,805  3.500%, 03/25/47                                       545,543
                                                                     ---------
                TOTAL COLLATERALIZED
                 MORTGAGE OBLIGATIONS
                 (Cost $4,483,853)                                   4,488,162
                                                                     ---------
                SOVEREIGN GOVERNMENTS -- 4.2%
                Brazil Notas do Tesouro Nacional
                 Serie F
 BRL 1,400,000  10.000%, 01/01/27                                      431,499
                Costa Rica Government International
                 Bond (4)
       520,000   4.250%, 01/26/23                                      514,150
                Ecuador Government International
                 Bond (1)
       295,000   10.750%, 03/28/22                                     333,350
                Mexican Bonos
MXN 15,400,000   6.500%, 06/09/22                                      785,738
                Province of Manitoba Canada
       185,000   9.625%, 12/01/18                                      199,878
                Republic of South Africa Government
                 International Bond
       555,000   4.850%, 09/27/27                                      541,747
                                                                     ---------
                TOTAL SOVEREIGN GOVERNMENTS
                 (Cost $2,858,771)                                   2,806,362
                                                                     ---------
                TAX-EXEMPT MUNICIPAL BONDS -- 1.9%
                FLORIDA -- 1.0%
                Hurricane Catastrophe Fund
                 Finance RB, Series A
       630,000   2.995%, 07/01/20                                      640,905
                                                                     ---------

 PRINCIPAL
 AMOUNT +                                                             VALUE $
------------                                                         ---------
                NEW JERSEY -- 0.3%
                State Economic Development
                 Authority RB, Series A, NATL
    90,000       7.425%, 02/15/29                                      111,865
                State Transportation Trust Fund
                 Authority RB, Series C
    90,000       5.754%, 12/15/28                                      103,496
                                                                 -------------
                                                                       215,361
                                                                 -------------
                OHIO -- 0.1%
                American Municipal Power RB,
                 Series B
    40,000       8.084%, 02/15/50                                       66,915
                                                                 -------------
                PENNSYLVANIA -- 0.5%
                Philadelphia Authority for Industrial
                 Development RB
   350,000       3.964%, 04/15/26                                      355,789
                                                                 -------------
                TOTAL MUNICIPAL BONDS
                (Cost $1,254,167)                                    1,278,970
                                                                 -------------
                COMMERCIAL MORTGAGE-
                 BACKED OBLIGATIONS -- 0.7%
                Cold Storage Trust, Series 2017-ICE3,
                 Class D (1)
                 3.334%, VAR LIBOR USD 1
   240,000      Month+2.100%, 04/15/36                                 241,352
                LSTAR Commercial Mortgage Trust,
                 Series 2014-2, Class B (1) (3)
   205,000       4.205%, 01/20/41                                      205,012
                                                                 -------------
                TOTAL COMMERCIAL MORTGAGE-
                 BACKED OBLIGATIONS
                 (Cost $445,080)                                       446,364
                                                                 -------------
                PURCHASED OPTIONS (7) -- 0.0%
                TOTAL PURCHASED OPTIONS (8)
                 (Cost $5,108)                                           4,062
                                                                 -------------
                TOTAL INVESTMENTS IN
                 SECURITIES -- 99.2%
                 (Cost $66,489,126)                                 66,649,441
                                                                 -------------
                OTHER ASSETS LESS
                 LIABILITIES -- 0.8%                                   549,745
                                                                 -------------
                NET ASSETS -- 100%                                $ 67,199,186
                                                                 =============

+  In U.S. Dollars unless otherwise indicated.


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      32

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2017, the value of these securities amounted to $19,074,725, representing 28.4% of the net assets of the Fund.

(2) Security, or a portion of this security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(3) Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(4) Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2017, the value of these securities amounted to $514,150, representing 0.8% of the net assets of the Fund.

(5)  Level 3 security in accordance with fair value hierarchy.

(6) Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2017, was $940,031 and represented 1.4% of net assets.

(7)  Non-income producing security.

(8)  Refer to table below for details on Options Contracts.

A list of the open exchange traded options contracts for the Fund at October 31, 2017, is as follows:

                                     NUMBER OF     NOTIONAL     EXERCISE    EXPIRATION
DESCRIPTION                          CONTRACTS      AMOUNT        PRICE        DATE         VALUE
--------------------------------------------------------------------------------------------------
PURCHASED OPTION -- 0.0%

PUT OPTIONS
U.S. 10-Year Treasury Future Put         13         $5,108       $124.50     11/24/17       $4,062
                                                    ------                                  ------
Total Purchased Options                             $5,108                                  $4,062
                                                    ======                                  ======

The open futures contracts held by the Fund at October 31, 2017, is as follows:

                                    NUMBER OF                                                       UNREALIZED
                                    CONTRACTS       EXPIRATION      NOTIONAL                       APPRECIATION
TYPE OF CONTRACT                   LONG (SHORT)        DATE          AMOUNT          VALUE        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Canadian 10-Year Bond                   9            Dec-2017      $ 1,013,953    $   958,740      $    1,750
Euro-BTP                              (18)           Dec-2017       (2,919,204)    (2,926,824)        (72,729)
Euro-Bund                              (2)           Dec-2017         (388,121)      (379,159)            221
Long Gilt 10-Year Bond                 (6)           Dec-2017         (999,740)      (990,769)         25,589
U.S. 2-Year Treasury Note              (2)           Dec-2017         (432,715)      (430,719)          1,996
U.S. 5-Year Treasury Note              23            Dec-2017        2,718,501      2,695,313         (23,188)
U.S. 10-Year Treasury Note             29            Dec-2017        3,657,334      3,623,188         (34,146)
U.S. Long Treasury Bond                (4)           Dec-2017         (617,149)      (609,875)          7,274
U.S. Ultra Long Treasury Bond           8            Dec-2017        1,345,112      1,318,250         (26,862)
                                                                   -----------     ----------      ----------
                                                                   $ 3,377,971     $3,258,145      $ (120,095)
                                                                   ===========     ==========      ==========

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2017, is as follows:

                                                                    UNREALIZED
                  SETTLEMENT     CURRENCY TO     CURRENCY TO       APPRECIATION
COUNTERPARTY         DATE          DELIVER         RECEIVE        (DEPRECIATION)
--------------------------------------------------------------------------------
Morgan Stanley     12/15/17    MXN 15,250,000    USD 849,727         $ 60,619
                                                                     ========



--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      33

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

A list of the open centrally cleared swap agreements held by the Fund at October 31, 2017 is as follows:

CREDIT DEFAULT SWAPS

                                                                                                                      NET
                                      (PAYS)/                                                         UPFRONT     UNREALIZED
                         BUY/SELL    RECEIVES      PAYMENT   TERMINATION     NOTIONAL                PAYMENTS/    APPRECIATION
REFERENCE ENTITY        PROTECTION     RATE       FREQUENCY      DATE         AMOUNT       VALUE     RECEIPTS    (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------
CDX High Yield S27          Buy      (5.00)%      Quarterly   12/20/2021    $1,176,000   $(104,613)   $(34,340)    $(70,273)
                                                                            ==========   =========    =========    ========

BRL -- Brazilian Real
CDX -- Credit Derivatives Index
CLO -- Collateralized Loan Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
ICE -- Intercontinental Exchange
IO -- Interest Only
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXN -- Mexican Peso
NATL -- National Public Finance Guarantee Corporation
RB -- Revenue Bond
REIT -- Real Estate Investment Trust
REMIC -- Real Estate Mortgage Investment Conduit
USD -- United States Dollar
VAR -- Variable Rate

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:


INVESTMENTS IN SECURITIES                             LEVEL 1        LEVEL 2         LEVEL 3         TOTAL
                                                     ---------     ------------     ---------     -----------
  Corporate Obligations                              $       --    $ 29,330,573     $      --    $ 29,330,573
  U.S. Treasury Obligations                                  --      13,286,153            --      13,286,153
  Asset-Backed Securities                                    --       9,036,856            --       9,036,856
  U.S. Government Mortgage-Backed Obligations                --       5,971,939            --       5,971,939
  Collateralized Mortgage Obligations                        --       3,548,131       940,031       4,488,162
  Sovereign Governments                                      --       2,806,362            --       2,806,362
  Tax-Exempt Municipal Bonds                                 --       1,278,970            --       1,278,970
  Commercial Mortgage-Backed Obligations                     --         446,364            --         446,364
  Exchange Traded Purchased Option                        4,062              --            --           4,062
                                                     ---------     ------------     ---------     -----------
Total Investments in Securities                      $    4,062    $ 65,705,348     $ 940,031    $ 66,649,441
                                                     ==========    ============     =========    ============

OTHER FINANCIAL INSTRUMENTS                           LEVEL 1        LEVEL 2         LEVEL 3         TOTAL
                                                     ---------     ------------     ---------     -----------
  Futures -- Unrealized Appreciation                 $  36,830     $         --     $      --    $     36,830
  Futures -- Unrealized Depreciation                  (156,925)              --            --        (156,925)
  Forwards -- Unrealized Appreciation                       --           60,619            --          60,619
  Credit Default Swaps -- Unrealized Depreciation           --          (70,273)           --         (70,273)
                                                     ---------     ------------     ---------     -----------
Total Other Financial Instruments                    $(120,095)    $     (9,654)    $      --     $  (129,749)
                                                     ==========    ============     =========     ============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      34

--------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2017

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

COLLATERALIZED MORTGAGE OBLIGATIONS

Beginning balance as of November 1, 2016               $      --
  Realized gain/(loss)                                        --
  Change in unrealized appreciation/(depreciation)         1,156
  Purchases                                              938,875
  Sales                                                       --
  Transfer into Level 3                                       --
  Transfer out of Level 3                                     --
                                                       ---------
Ending balance as of October 31, 2017                  $ 940,031
                                                       =========

For the year ended October 31, 2017, there have been no transfers between Level 1, Level 2 and Level 3 investments. The Fund generally recognizes transfers between the levels as of the end of the reporting period.




























--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      35

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------
            CORPORATE OBLIGATIONS -- 50.2%
            CONSUMER DISCRETIONARY -- 3.1%
            21st Century Fox America
   308,000   4.750%, 09/15/44                                          328,357
            Amazon.com (1)
   560,000   3.875%, 08/22/37                                          580,480
            Cox Communications (1)
   113,000   4.600%, 08/15/47                                          112,185
            Discovery Communications
   517,000   5.000%, 09/20/37                                          533,004
            McDonald's MTN
   327,000   4.875%, 12/09/45                                          372,358
            Newell Brands
   400,000   5.375%, 04/01/36                                          465,868
                                                                     ---------
                                                                     2,392,252
                                                                     ---------
            CONSUMER STAPLES -- 7.3%
            Altria Group
   800,000   5.375%, 01/31/44                                          959,539
            Anheuser-Busch InBev Finance
   665,000   4.900%, 02/01/46                                          747,865
            BAT Capital (1)
   511,000   4.540%, 08/15/47                                          525,954
            CVS Health
   652,000   5.125%, 07/20/45                                          728,564
            Kraft Heinz Foods
   390,000   6.500%, 02/09/40                                          489,023
   404,000   5.200%, 07/15/45                                          440,532
            Molson Coors Brewing
   289,000   4.200%, 07/15/46                                          284,830
            Reynolds American
   191,000   8.125%, 05/01/40                                          283,931
   646,000   5.850%, 08/15/45                                          793,993
            Tyson Foods
   185,000   4.550%, 06/02/47                                          198,004
            Wal-Mart Stores
   139,000   3.625%, 12/15/47                                          142,086
                                                                     ---------
                                                                     5,594,321
                                                                     ---------
            ENERGY -- 5.2%
            Enbridge
   232,000   5.500%, 12/01/46                                          273,136
            Energy Transfer Partners
   400,000   5.150%, 03/15/45                                          390,611
            Ensco
    93,000   5.750%, 10/01/44                                           63,473
            Enterprise Products Operating LLC
   505,000   5.100%, 02/15/45                                          570,742


 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------
            Marathon Petroleum
   250,000   4.750%, 09/15/44                                          254,134
            Noble Energy
   400,000   5.050%, 11/15/44                                          420,487
            Petroleos Mexicanos
   607,000   5.625%, 01/23/46                                          550,337
            Phillips 66 Partners
   257,000   4.680%, 02/15/45                                          259,211
            Shell International Finance BV
   400,000   4.000%, 05/10/46                                          408,761
            TransCanada PipeLines
   541,000   7.625%, 01/15/39                                          810,298
                                                                     ---------
                                                                     4,001,190
                                                                     ---------
            FINANCIALS -- 13.9%
            Aflac
   144,000   6.450%, 08/15/40                                          191,896
            American International Group
   359,000   4.375%, 01/15/55                                          355,307
   168,000   3.900%, 04/01/26                                          174,113
            Bank of America
   824,000   6.000%, 10/15/36                                        1,054,897
            Bank of America MTN
   300,000   5.000%, 01/21/44                                          348,686
   822,000   3.500%, 04/19/26                                          836,761
            Citigroup
             4.281%, VAR ICE LIBOR USD 3
   386,000    Month+1.839%, 04/24/48                                   405,633
   789,000   3.200%, 10/21/26                                          779,410
            Cooperatieve Rabobank UA
   250,000   3.750%, 07/21/26                                          254,501
            Cooperatieve Rabobank UA MTN
   348,000   5.250%, 05/24/41                                          432,477
   940,000   3.375%, 05/21/25                                          968,365
            Goldman Sachs Group
 1,471,000   3.500%, 11/16/26                                        1,473,066
            JPMorgan Chase
             4.260%, VAR ICE LIBOR USD 3
   295,000   Month+1.580%, 02/22/48                                    310,492
            MetLife
   495,000   5.875%, 02/06/41                                          638,827
            Morgan Stanley MTN
   475,000   4.300%, 01/27/45                                          500,882
            Prudential Financial MTN
   476,000   6.200%, 11/15/40                                          624,606
            Unum Group
   693,000   5.750%, 08/15/42                                          833,105


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      36

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------
           Wells Fargo
   453,000  3.900%, 05/01/45                                           455,814
                                                                    ----------
                                                                    10,638,838
                                                                    ----------
           HEALTHCARE -- 4.3%
           Abbott Laboratories
   425,000  4.900%, 11/30/46                                           477,235
           AbbVie
   451,000  4.700%, 05/14/45                                           489,303
           Allergan Funding SCS
   489,000  4.550%, 03/15/35                                           514,246
           Anthem
   925,000  4.625%, 05/15/42                                           996,199
           Medtronic
   713,000  4.625%, 03/15/45                                           807,796
                                                                    ----------
                                                                     3,284,779
                                                                    ----------
           INDUSTRIALS -- 4.0%
           Burlington Northern Santa Fe
   700,000  4.150%, 04/01/45                                           745,222
           Johnson Controls International
    70,000  4.500%, 02/15/47                                            73,587
           Lockheed Martin
   480,000  4.700%, 05/15/46                                           541,334
           Rockwell Collins
   362,000  4.350%, 04/15/47                                           388,127
           Siemens Financieringsmaatschappij (1)
   618,000  4.200%, 03/16/47                                           665,889
           Union Pacific
   630,000  4.150%, 01/15/45                                           667,745
                                                                    ----------
                                                                     3,081,904
                                                                    ----------
           INFORMATION TECHNOLOGY -- 3.4%
           Apple
   277,000  4.375%, 05/13/45                                           304,446
   106,000  4.250%, 02/09/47                                           113,661
   169,000  3.850%, 08/04/46                                           170,918
           Microsoft
   624,000  4.500%, 02/06/57                                           705,322
   236,000  4.450%, 11/03/45                                           268,767
   275,000  3.700%, 08/08/46                                           276,102
           Visa
   738,000  4.300%, 12/14/45                                           817,174
                                                                    ----------
                                                                     2,656,390
                                                                    ----------
           MATERIALS -- 2.5%
           Barrick North America Finance LLC
   317,000  5.700%, 05/30/41                                           387,921
           Dow Chemical
   182,000  9.400%, 05/15/39                                           306,120


 PRINCIPAL
AMOUNT ($)                                                            VALUE $
-----------                                                          ---------
           International Paper
   600,000  4.800%, 06/15/44                                           653,594
           Monsanto
   172,000  4.700%, 07/15/64                                           175,259
           Sherwin-Williams
   352,000  4.500%, 06/01/47                                           373,561
                                                                    ----------
                                                                     1,896,455
                                                                    ----------
           TELECOMMUNICATION SERVICES -- 4.9%
           AT&T
   850,000  5.150%, 02/14/50                                           837,912
   917,000  4.500%, 05/15/35                                           893,827
   640,000  4.350%, 06/15/45                                           571,516
           Verizon Communications
   439,000  5.250%, 03/16/37                                           479,717
 1,040,000  4.672%, 03/15/55                                           988,352
                                                                    ----------
                                                                     3,771,324
                                                                    ----------
           UTILITIES -- 1.6%
           Sempra Energy
   393,000  6.000%, 10/15/39                                           498,849
           Southern
   670,000  4.400%, 07/01/46                                           705,049
                                                                    ----------
                                                                     1,203,898
                                                                    ----------
           TOTAL CORPORATE OBLIGATIONS
            (Cost $35,887,536)                                      38,521,351
                                                                    ----------
           U.S. TREASURY OBLIGATIONS -- 48.0%
           United States Treasury Bonds
 4,914,000  4.625%, 02/15/40                                         6,446,554
 1,352,000  4.500%, 02/15/36                                         1,730,930
11,716,500  4.375%, 05/15/40                                        14,888,193
 2,027,000  3.000%, 02/15/47                                         2,077,754
 3,349,000  3.000%, 05/15/47                                         3,433,117
   875,200  2.875%, 11/15/46                                           875,200
 4,954,000  2.750%, 08/15/47                                         4,829,763
           United States Treasury Note
 2,611,000  2.250%, 08/15/27                                         2,582,238
                                                                    ----------
           TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $37,676,150)                                      36,863,749
                                                                    ----------
           TAXABLE MUNICIPAL BOND -- 0.6%
           CALIFORNIA -- 0.6%
           University of California RB, Series AD
   400,000  4.858%, 05/15/2112
            (Cost $397,109)                                            435,340
                                                                    ----------


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      37

--------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2017

 PRINCIPAL
AMOUNT ($)                                                          VALUE $
-----------                                                        ---------

           TAX-EXEMPT MUNICIPAL BOND -- 0.2%
           NEW JERSEY -- 0.2%
           State Transportation Trust Fund Authority
            RB, Series B
   105,000  6.561%, 12/15/40
            (Cost $125,713)                                            135,355
                                                                 -------------
           TOTAL INVESTMENTS IN
            SECURITIES -- 99.0%
            (Cost $74,086,508)                                      75,955,795
                                                                 -------------
           OTHER ASSETS LESS
            LIABILITIES -- 1.0%                                        770,366
                                                                 -------------
           NET ASSETS -- 100%                                    $  76,726,161
                                                                 =============

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2017, the value of these securities amounted to $1,884,508, representing 2.5% of the net assets of the Fund.

ICE -- Intercontinental Exchange
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
RB -- Revenue Bond
USD -- United States Dollar
VAR -- Variable Rate

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments carried at value:

INVESTMENTS IN SECURITIES (1)       LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
                                    -------    ------------    ---------    ------------
  Corporate Obligations             $    --    $ 38,521,351    $      --    $ 38,521,351
  U.S. Treasury Obligations              --      36,863,749           --      36,863,749
  Taxable Municipal Bond                 --         435,340           --         435,340
  Tax-Exempt Municipal Bond              --         135,355           --         135,355
                                    -------    ------------    ---------    ------------
Total Investments in Securities     $    --    $ 75,955,795    $      --    $ 75,955,795
                                    =======    ============    =========    ============

(1) There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the end of the reporting period.






--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      38

                      [This Page Intentionally Left Blank]


































--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

                                                           NORTH AMERICAN    EMERGING MARKETS   SHORT DURATION
                                                            EQUITY FUND       SMALL CAP FUND       BOND FUND
                                                          ---------------    ----------------   --------------
ASSETS
 Investments in securities, at value -- Note 2 .........  $ 1,001,337,232       $ 2,107,146      $ 15,815,560
 Cash ..................................................       19,472,902           102,044           394,579
 Foreign currency ......................................                1             2,671                --
 Receivable for Fund shares sold .......................            3,248                --               503
 Receivable for securities sold ........................               --             2,284                --
 Due from Investment Adviser -- Note 3 .................               --            18,606             5,998
 Unrealized appreciation on forward foreign
   currency contracts ..................................          351,204                --                --
 Initial margin for futures contracts ..................          336,600                --             6,734
 Initial margin for centrally cleared swap contracts ...               --                --                --
 Dividend and Interest receivable ......................          860,301             1,134            78,090
 Variation margin receivable for centrally cleared
   swap contracts ......................................               --                --                --
 Receivable from Transfer Agent ........................           16,794            33,928            33,919
 Variation margin receivable for futures contracts .....           15,300                --                --
 Prepaid expenses ......................................           27,483            15,336            15,958
                                                          ---------------      -----------       ------------
      TOTAL ASSETS .....................................    1,022,421,065         2,283,149        16,351,341
LIABILITIES
 Payable for securities purchased ......................               --             1,609                --
 Obligation to return cash collateral ..................          600,000                --                --
 Variation margin payable for futures contracts ........               --                --             1,195
 Income distributions payable ..........................               --                --                --
 Accrued foreign capital gains tax .....................               --             3,433                --
 Unrealized depreciation on spot foreign
   currency contracts ..................................               --                3                 --
 Payable for Fund shares redeemed ......................               --               --                 --
 Investment Advisory fees payable -- Note 3 ............          214,893               --                 --
 Sub-administration fees payable -- Note 3 .............           42,980           10,617             10,617
 Audit and tax fees payable ............................           18,165           19,317             20,365
 Trustees' fees payable ................................            7,354            1,398              1,482
 Legal fees payable ....................................            7,238            1,376              1,458
 Shareholder Servicing Fees, Investor Class --
   Note 3 ..............................................               --               --                 --
 Accrued expenses and other liabilities ................           62,377           32,655             24,992
                                                          ---------------      -----------       ------------
      TOTAL LIABILITIES ................................          953,007           70,408             60,109
                                                          ---------------      -----------       ------------
 NET ASSETS ............................................  $ 1,021,468,058      $ 2,212,741       $ 16,291,232
                                                          ===============      ===========       ============
 Cost of securities ....................................  $   684,679,825      $ 1,557,910       $ 15,775,653
 Cost of foreign currency ..............................  $             1      $     2,638       $         --

                                                            TOTAL RETURN     LONG DURATION
                                                            FIXED INCOME    INVESTMENT-GRADE
                                                                 FUND          BOND FUND
                                                            ------------    ---------------
ASSETS
 Investments in securities, at value -- Note 2 .........    $ 66,649,441     $ 75,955,795
 Cash ..................................................       1,102,922          493,467
 Foreign currency ......................................         111,519               --
 Receivable for Fund shares sold .......................           3,385            1,487
 Receivable for securities sold ........................              --               --
 Due from Investment Adviser -- Note 3 .................              --               --
 Unrealized appreciation on forward foreign
   currency contracts ..................................          60,619               --
 Initial margin for futures contracts ..................         150,805               --
 Initial margin for centrally cleared swap contracts ...          31,830               --
 Dividend and Interest receivable ......................         457,831          874,038
 Variation margin receivable for centrally cleared
   swap contracts ......................................             709               --
 Receivable from Transfer Agent ........................          16,713           16,854
 Variation margin receivable for futures contracts .....           2,634               --
 Prepaid expenses ......................................          19,619           18,582
                                                            ------------     ------------
      TOTAL ASSETS .....................................      68,608,027       77,360,223
LIABILITIES
 Payable for securities purchased ......................       1,271,915          326,803
 Obligation to return cash collateral ..................              --               --
 Variation margin payable for futures contracts ........           9,543               --
 Income distributions payable ..........................          19,520               --
 Accrued foreign capital gains tax .....................              --               --
 Unrealized depreciation on spot foreign
   currency contracts ..................................              --               --
 Payable for Fund shares redeemed ......................           8,374          225,239
 Investment Advisory fees payable -- Note 3 ............           4,109            7,758
 Sub-administration fees payable -- Note 3 .............          10,617           10,617
 Audit and tax fees payable ............................          17,765           17,765
 Trustees' fees payable ................................           1,782            1,839
 Legal fees payable ....................................           1,754            1,810
 Shareholder Servicing Fees, Investor Class --
   Note 3 ..............................................          33,178           24,154
 Accrued expenses and other liabilities ................          30,284           18,077
                                                            ------------     ------------
      TOTAL LIABILITIES ................................       1,408,841          634,062
                                                            ------------     ------------
 NET ASSETS ............................................    $ 67,199,186     $ 76,726,161
                                                            ============     ============
 Cost of securities ....................................    $ 66,489,126     $ 74,086,508
 Cost of foreign currency ..............................    $    113,596     $         --

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      40

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2017

                                                        NORTH AMERICAN     EMERGING MARKETS    SHORT DURATION
                                                          EQUITY FUND       SMALL CAP FUND        BOND FUND
                                                        --------------     ----------------     -------------
NET ASSETS
 Capital paid-in ....................................  $    654,253,007       $ 1,328,929       $ 16,289,167
 Undistributed (distributions in excess of) net
   investment income ................................        12,914,945           (10,945)             3,348
 Accumulated net realized gain (loss) on
   investments, futures, purchased options, swap
   contracts, forward foreign currency contracts and
   foreign currency transactions ....................        36,921,272           348,946            (31,038)
 Accumulated foreign capital gains tax on
   appreciated securities ...........................                --            (3,433)                --
 Net unrealized appreciation on investments and
   purchased options ................................       316,657,407           549,236             39,907
 Net unrealized appreciation (depreciation) on
   futures, swap contracts, forward foreign currency
   contracts and foreign currency transactions and
   translations .....................................           721,427                 8            (10,152)
                                                        ---------------       -----------       ------------
NET ASSETS ..........................................   $ 1,021,468,058       $ 2,212,741       $ 16,291,232
                                                        ===============       ===========       ============
 NET ASSETS:
 R6 .................................................   $           N/A       $ 2,185,435       $ 16,189,483
 Investor                                                 1,021,468,058            27,306            101,749
 TOTAL SHARES OUTSTANDING END OF PERIOD: ............
 R6 .................................................               N/A           160,129          1,620,280
 Investor ...........................................        60,000,148             2,001             10,181
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE (NET ASSETS SHARES OUTSTANDING)
 R6 .................................................   $           N/A       $     13.65       $       9.99
 Investor ...........................................             17.02             13.65               9.99

                                                        TOTAL RETURN     LONG DURATION
                                                        FIXED INCOME    INVESTMENT-GRADE
                                                             FUND           BOND FUND
                                                         -----------     ---------------
NET ASSETS
 Capital paid-in ....................................   $ 70,113,273      $ 75,508,791
 Undistributed (distributions in excess of) net
   investment income ................................       (219,159)           25,138
 Accumulated net realized gain (loss) on
   investments, futures, purchased options, swap
   contracts, forward foreign currency contracts and
   foreign currency transactions ....................     (2,724,282)         (677,055)
 Accumulated foreign capital gains tax on
   appreciated securities ...........................             --                --
 Net unrealized appreciation on investments and
   purchased options ................................        160,315         1,869,287
 Net unrealized appreciation (depreciation) on
   futures, swap contracts, forward foreign currency
   contracts and foreign currency transactions and
   translations .....................................       (130,961)              --
                                                        ------------      -------------
NET ASSETS ..........................................   $ 67,199,186      $  76,726,161
                                                        ============      =============
 NET ASSETS:
 R6 .................................................   $        N/A      $         N/A
 Investor                                                 67,199,186         76,726,161
 TOTAL SHARES OUTSTANDING END OF PERIOD: ............
 R6 .................................................            N/A                N/A
 Investor ...........................................      6,779,971          8,636,140
 NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
   PER SHARE (NET ASSETS SHARES OUTSTANDING)
 R6 .................................................   $        N/A      $         N/A
 Investor ...........................................           9.91               8.88

N/A -- R6 Shares currently not offered.



--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      41

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

                                                                        NORTH AMERICAN    EMERGING MARKETS
                                                                          EQUITY FUND      SMALL CAP FUND
                                                                        --------------    ----------------
INVESTMENT INCOME
 Dividend income ......................................................  $ 20,656,008        $  145,003
 Interest income ......................................................         1,179               216
 Foreign taxes withheld ...............................................       (42,558)           (9,157)
                                                                         ------------        ----------
 TOTAL INCOME .........................................................    20,614,629           136,062
                                                                         ------------        ----------
EXPENSES
 Investment Advisory fees -- Note 3 ...................................     2,382,365           110,701
 Sub-administration fees -- Note 3 ....................................       380,228            99,265
 Trustees fees and expenses ...........................................        57,627            11,280
 Distribution fees, Advisor Shares* ...................................            34                --
 Shareholder Service fees, Investor Shares -- Note 3 ..................            --                --
 Shareholder Service fees, Advisor Shares* ............................            --                --
 Transfer agent fees ..................................................        93,300            67,716
 Legal fees ...........................................................        49,816             8,337
 Printing .............................................................        40,161            11,611
 Registration fees ....................................................        39,802            22,736
 Audit and tax fees ...................................................        27,410            43,424
 Insurance ............................................................        21,681             4,449
 Custodian fees .......................................................        38,486            35,206
 Pricing fees .........................................................         8,052             5,396
 Other ................................................................        52,696             9,168
                                                                         ------------        ----------
     TOTAL EXPENSES ...................................................     3,191,658           429,289
                                                                         ------------        ----------
 Expenses waived by Investment Adviser -- Note 3 ......................            --          (110,701)
 Reimbursement from Investment Adviser ................................            --          (185,563)
 Custody Offset -- Note 2 .............................................       (28,971)             (624)
                                                                         ------------        ----------
     NET EXPENSES .....................................................     3,162,687           132,401
                                                                         ------------        ----------
     NET INVESTMENT INCOME ............................................    17,451,942             3,661
                                                                         ------------        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
 PURCHASED OPTIONS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY
 CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
 Net realized gain (loss) on investments sold .........................    40,081,029         2,751,384**
 Net realized gain (loss) on futures ..................................       609,767                --
 Net realized loss on purchased options ...............................            --                --
 Net realized loss on swap contracts ..................................            --                --
 Net realized loss on forward foreign currency contracts and
  foreign currency transactions .......................................      (534,576)          (10,795)
                                                                         ------------        ----------
     Net realized gain (loss) on investments, futures, purchased options, swap contracts, forward foreign currency
      contracts and foreign currency transactions .....................    40,156,220         2,740,589
                                                                         ------------        ----------
 Change in unrealized appreciation (depreciation) on investments ......   129,980,068        (1,263,516)
 Change in unrealized appreciation (depreciation) on futures ..........       409,486               --
 Change in unrealized appreciation purchased options ..................            --               --
 Change in unrealized depreciation on swap contracts ..................            --               --
 Change in accrued foreign capital gains tax on appreciated securities             --            8,735
 Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions and
    translations ......................................................       145,761              (558)
                                                                         ------------        ----------
         Net change in unrealized appreciation (depreciation) on
          investments, futures, purchased options, swap
          contracts, accrued foreign capital gains tax on
          appreciated securities, forward foreign currency contracts
          and foreign currency transactions and translations ..........   130,535,315        (1,255,339)
                                                                         ------------        ----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................   170,691,535         1,485,250
                                                                         ------------        ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................  $188,143,477        $1,488,911
                                                                         ============        ==========

*  Advisor Shares were terminated December 20, 2016.
** Netted with foreign capital gain tax of $16,477.


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      42

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2017

                                                                                                                     LONG DURATION
                                                                           SHORT DURATION    TOTAL RETURN FIXED    INVESTMENT-GRADE
                                                                              BOND FUND          INCOME FUND           BOND FUND
                                                                           --------------    ------------------    ----------------
INVESTMENT INCOME
 Dividend income ......................................................      $       --         $        --          $        --
 Interest income ......................................................         334,029           2,220,551             2,637,060
 Foreign taxes withheld ...............................................              --              (1,098)                   --
                                                                             ----------         -----------           -----------
 TOTAL INCOME .........................................................         334,029           2,219,453             2,637,060
                                                                             ----------         -----------           -----------
EXPENSES
 Investment Advisory fees -- Note 3 ...................................          51,479             165,611               244,573
 Sub-administration fees -- Note 3 ....................................         102,923             131,034               132,174
 Trustees fees and expenses ...........................................          11,744              14,904                14,602
 Distribution fees, Advisor Shares* ...................................              --                 195                    --
 Shareholder Service fees, Investor Shares -- Note 3 ..................              --              52,856                37,058
 Shareholder Service fees, Advisor Shares* ............................              --                 138                    --
 Transfer agent fees ..................................................          68,159              48,597                40,310
 Legal fees ...........................................................           8,758              10,293                11,258
 Printing .............................................................          10,582              16,885                12,149
 Registration fees ....................................................          23,215              37,735                19,111
 Audit and tax fees ...................................................          28,110              24,510                30,710
 Insurance ............................................................           4,604               6,092                 5,379
 Custodian fees .......................................................           3,495              15,597                 4,279
 Pricing fees .........................................................           8,114              24,057                 6,544
 Other ................................................................          10,867              13,223                14,411
                                                                             ----------         -----------           -----------
     TOTAL EXPENSES ...................................................         322,050             561,727               572,558
                                                                             ----------         -----------           -----------
 Expenses waived by Investment Adviser -- Note 3 ......................         (51,479)           (165,611)             (244,573)
 Reimbursement from Investment Adviser ................................        (210,622)           (126,830)              (38,075)
 Custody Offset -- Note 2 .............................................            (864)             (4,700)               (1,546)
                                                                             ----------         -----------           -----------
     NET EXPENSES .....................................................          69,085             264,586               288,364
                                                                             ----------         -----------           -----------
     NET INVESTMENT INCOME ............................................         264,944           1,954,867             2,348,696
                                                                             ----------         -----------           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES,
 PURCHASED OPTIONS, SWAP CONTRACTS, FORWARD FOREIGN CURRENCY
 CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
 Net realized gain (loss) on investments sold .........................        (26,274)          (1,208,291)             (576,662)
 Net realized gain (loss) on futures ..................................         (5,228)            (665,330)                   --
 Net realized loss on purchased options ...............................             --              (12,463)                   --
 Net realized loss on swap contracts ..................................             --             (105,783)                   --
 Net realized loss on forward foreign currency contracts and
  foreign currency transactions .......................................             --             (388,873)                   --
                                                                             ----------         -----------           -----------
     Net realized gain (loss) on investments, futures, purchased options, swap contracts, forward foreign currency
      contracts and foreign currency transactions .....................         (31,502)         (2,380,740)             (576,662)
                                                                             ----------         -----------           -----------
 Change in unrealized appreciation (depreciation) on investments ......        (117,327)            383,597              (256,949)
 Change in unrealized appreciation (depreciation) on futures ..........         (10,152)            194,889                    --
 Change in unrealized appreciation purchased options ..................              --               7,954                    --
 Change in unrealized depreciation on swap contracts ..................              --             (73,124)                   --
 Change in accrued foreign capital gains tax on appreciated securities               --                  --                    --
 Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions and
    translations ......................................................              --              66,071                    --
                                                                             ----------         -----------           -----------
         Net change in unrealized appreciation (depreciation) on
          investments, futures, purchased options, swap
          contracts, accrued foreign capital gains tax on
          appreciated securities, forward foreign currency contracts
          and foreign currency transactions and translations ..........        (127,479)            579,387              (256,949)
                                                                             ----------         -----------           -----------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................        (158,981)         (1,801,353)             (833,611)
                                                                             ----------         -----------           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................      $  105,963         $   153,514           $ 1,515,085
                                                                             ==========         ===========           ===========


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      43

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31

                                                                    NORTH AMERICAN EQUITY FUND
                                                                 -------------------------------
                                                                      2017              2016
                                                                 -------------      ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .........................................  $  17,451,942       $  15,708,697
Net realized gain on investments sold, futures, forward
 foreign currency contracts and foreign currency transactions .     40,156,220          35,467,881
Net change in unrealized appreciation (depreciation) on
 investments, futures, accrued foreign capital gains tax on
 appreciated securities, forward foreign currency contracts
 and foreign currency transactions and translations ...........    130,535,315        (15,146,245)
                                                                 --------------      -------------
 Net increase in net assets resulting from operations .........    188,143,477          36,030,333
                                                                 --------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares ....................................................             N/A               N/A
 Investor Shares ..............................................     (17,040,884)      (16,583,526)
 Advisor Shares* ..............................................          (2,399)           (6,217)
Net realized gains:
 R6 Shares ....................................................             N/A               N/A
 Investor Shares ..............................................     (34,629,983)      (30,235,544)
 Advisor Shares* ..............................................          (6,225)          (13,345)
                                                                 --------------      -------------
 Total dividends and distributions ............................     (51,679,491)       (46,838,632)
                                                                 --------------      -------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares ...............................................             N/A               N/A
Reinvestment of distributions .................................             N/A               N/A
Redemption of shares ..........................................             N/A               N/A
                                                                 --------------      -------------
Total increase (decrease) from R6 Share transactions ..........             N/A               N/A
                                                                 --------------      -------------
INVESTOR SHARES:
Sales of shares ...............................................      24,120,420        210,684,241
Reinvestment of distributions .................................      51,436,832         42,402,839
Redemption of shares ..........................................     (79,948,808)      (112,770,686)
                                                                 --------------      -------------
 Total increase (decrease) from Investor Share transactions ...      (4,391,556)       140,316,394
                                                                 --------------      -------------
ADVISOR SHARES*:
Sales of shares ...............................................             339            11,661
Reinvestment of distributions .................................           7,955            18,015
Redemption of shares ..........................................        (183,795)         (177,760)
                                                                 --------------      -------------
 Total decrease from Advisor Share transactions ...............        (175,501)         (148,084)
                                                                 --------------      -------------
 Net increase (decrease) in net assets from share transactions       (4,567,057)       140,168,310
                                                                 --------------      -------------
 Total increase (decrease) in net assets ......................     131,896,929        129,360,011
NET ASSETS
Beginning of year .............................................     889,571,129        760,211,118
                                                                 --------------      -------------
End of year ...................................................  $1,021,468,058      $ 889,571,129
                                                                 ==============      =============
Undistributed (distributions in excess of) net investment
 income .......................................................  $   12,914,945      $  12,987,946
                                                                 ==============      =============

* Advisor Shares were terminated on December 20, 2016.
N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      44

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31

                                                                 EMERGING MARKETS SMALL CAP FUND
                                                                 -------------------------------
                                                                      2017              2016
                                                                 -------------      ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income .........................................  $        3,661       $    131,102
Net realized gain on investments sold, futures, forward
 foreign currency contracts and foreign currency transactions .       2,740,589            594,865
Net change in unrealized appreciation (depreciation) on
 investments, futures, accrued foreign capital gains tax on
 appreciated securities, forward foreign currency contracts
 and foreign currency transactions and translations ...........      (1,255,339)         1,120,390
                                                                 --------------      -------------
 Net increase in net assets resulting from operations .........       1,488,911          1,846,357
                                                                 --------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares ....................................................        (128,224)                --
 Investor Shares ..............................................            (172)                --
 Advisor Shares* ..............................................             N/A                N/A
Net realized gains:
 R6 Shares ....................................................        (551,226)                --
 Investor Shares ..............................................            (809)                --
 Advisor Shares* ..............................................             N/A                N/A
                                                                 --------------      -------------
 Total dividends and distributions ............................        (680,431)                --
                                                                 --------------      -------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares ...............................................       3,503,306          1,814,823
Reinvestment of distributions .................................         679,450                 --
Redemption of shares ..........................................     (18,563,469)                --
                                                                 --------------      -------------
Total increase (decrease) from R6 Share transactions ..........     (14,380,713)         1,814,823
                                                                 --------------      -------------
INVESTOR SHARES:
Sales of shares ...............................................              --                 --
Reinvestment of distributions .................................              --                 --
Redemption of shares ..........................................              --                 --
                                                                 --------------      -------------
 Total increase (decrease) from Investor Share transactions ...              --                 --
                                                                 --------------      -------------
ADVISOR SHARES*:
Sales of shares ...............................................             N/A                N/A
Reinvestment of distributions .................................             N/A                N/A
Redemption of shares ..........................................             N/A                N/A
                                                                 --------------      -------------
 Total decrease from Advisor Share transactions ...............             N/A                N/A
                                                                 --------------      -------------
 Net increase (decrease) in net assets from share transactions      (14,380,713)         1,814,823
                                                                 --------------      -------------
 Total increase (decrease) in net assets ......................     (13,572,233)         3,661,180
NET ASSETS
Beginning of year .............................................      15,784,974         12,123,794
                                                                 --------------      -------------
End of year ...................................................  $    2,212,741      $  15,784,974
                                                                 ==============      =============
Undistributed (distributions in excess of) net investment
 income .......................................................  $      (10,945)     $     114,788
                                                                 ==============      =============


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.     45

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31

                                                                         SHORT DURATION BOND FUND
                                                                      ------------------------------
                                                                          2017              2016
                                                                      ------------      ------------
FROM OPERATIONS:
Net investment income ..............................................  $    264,944      $    330,592
Net realized gain (loss) on investments, futures, purchased
 options, swap contracts, forward foreign currency contracts
 and foreign currency transactions .................................       (31,502)            8,032
Net change in unrealized appreciation (depreciation) on
 investments, futures, purchased options, swap contracts,
 forward foreign currency contracts and foreign currency
 transactions and translations .....................................      (127,479)          142,642
                                                                      ------------      ------------
 Net increase in net assets resulting from operations ..............       105,963           481,266
                                                                      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares .........................................................      (261,791)        (319,264)
 Investor Shares ...................................................        (3,712)         (12,250)
 Advisor Shares* ...................................................           N/A              N/A
Net realized gains:
 R6 Shares .........................................................        (4,377)          (7,440)
 Investor Shares ...................................................          (180)            (310)
 Advisor Shares* ...................................................           N/A              N/A
Return of Capital:
 Investor Shares ...................................................            --               --
 Advisor Shares* ...................................................           N/A              N/A
                                                                      ------------      ------------
 Total dividends and distributions .................................      (270,060)         (339,264)
                                                                      ------------      ------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares ....................................................     1,247,465          546,598
Reinvestment of distributions ......................................         9,599            1,024
Redemption of shares ...............................................    (9,325,310)        (290,229)
                                                                      ------------      ------------
 Total increase (decrease) from R6 Share transactions ..............    (8,068,246)          257,393
                                                                      ------------      ------------
INVESTOR SHARES:
Sales of shares ....................................................            --                --
Reinvestment of distributions ......................................            --                --
Redemption of shares ...............................................      (900,000)               --
                                                                      ------------      ------------
 Total increase (decrease) from Investor Share transactions ........      (900,000)               --
                                                                      ------------      ------------
ADVISOR SHARES*:
Sales of shares ....................................................           N/A               N/A
Reinvestment of distributions ......................................           N/A               N/A
Redemption of shares ...............................................           N/A               N/A
                                                                      ------------      ------------
 Total decrease from Advisor Share transactions ....................           N/A               N/A
                                                                      ------------      ------------
 Net increase (decrease) in net assets from share transactions .....    (8,968,246)          257,393
                                                                      ------------      ------------
 Total increase (decrease) in net assets ...........................    (9,132,343)          399,395
NET ASSETS
Beginning of year ..................................................    25,423,575        25,024,180
                                                                      ------------      ------------
End of year ........................................................  $ 16,291,232      $ 25,423,575
                                                                      ============      ============
Undistributed (distributions in excess of) net investment income ...  $      3,348      $      4,385
                                                                      ============      ============

*  Advisor Shares were terminated on December 20, 2016.
N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.


--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      46

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED OCTOBER 31

                                                                                                              LONG DURATION
                                                                     TOTAL RETURN FIXED INCOME FUND     INVESTMENT-GRADE BOND FUND
                                                                     ------------------------------     --------------------------
                                                                           2017           2016           2017             2016
                                                                      ------------    ------------    -----------     ------------
FROM OPERATIONS:
Net investment income ..............................................  $  1,954,867    $  3,771,444    $  2,348,696    $  2,004,066
Net realized gain (loss) on investments, futures, purchased
 options, swap contracts, forward foreign currency contracts
 and foreign currency transactions .................................    (2,380,740)     (1,343,158)       (576,662)      2,220,672
Net change in unrealized appreciation (depreciation) on
 investments, futures, purchased options, swap contracts,
 forward foreign currency contracts and foreign currency
 transactions and translations .....................................       579,387       2,272,798        (256,949)      1,639,432
                                                                      ------------    ------------    ------------    ------------
 Net increase in net assets resulting from operations ..............       153,514       4,701,084       1,515,085       5,864,170
                                                                      ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 R6 Shares .........................................................           N/A             N/A             N/A             N/A
 Investor Shares ...................................................    (1,497,110)     (3,514,532)     (2,352,791)     (1,983,704)
 Advisor Shares* ...................................................        (6,690)        (33,223)            N/A             N/A
Net realized gains:
 R6 Shares .........................................................           N/A             N/A             N/A             N/A
 Investor Shares ...................................................            --        (677,828)     (2,278,988)       (655,687)
 Advisor Shares* ...................................................            --          (5,501)             --              --
Return of Capital:
 Investor Shares ...................................................      (397,236)       (127,906)             --              --
 Advisor Shares* ...................................................            --          (1,209)            N/A             N/A
                                                                      ------------    ------------    ------------    ------------
 Total dividends and distributions .................................    (1,901,036)     (4,360,199)     (4,631,779)     (2,639,391)
                                                                      ------------    ------------    ------------    ------------
SHARE TRANSACTIONS:
R6 SHARES:
Sales of shares ....................................................           N/A             N/A             N/A             N/A
Reinvestment of distributions ......................................           N/A             N/A             N/A             N/A
Redemption of shares ...............................................           N/A             N/A             N/A             N/A
                                                                      ------------    ------------    ------------    ------------
 Total increase (decrease) from R6 Share transactions ..............           N/A             N/A             N/A             N/A
                                                                      ------------    ------------    ------------    ------------
INVESTOR SHARES:
Sales of shares ....................................................    11,599,389       3,480,558       4,810,316      59,374,107
Reinvestment of distributions ......................................     1,580,853       3,942,179       4,566,592       2,553,019
Redemption of shares ...............................................   (41,976,983)    (93,198,871)     (3,766,397)    (12,002,053)
                                                                      ------------    ------------    ------------    ------------
 Total increase (decrease) from Investor Share transactions ........   (28,796,741)    (85,776,134)      5,610,511      49,925,073
                                                                      ------------    ------------    ------------    ------------
ADVISOR SHARES*:
Sales of shares ....................................................            --          15,782             N/A             N/A
Reinvestment of distributions ......................................        2,8731          39,078             N/A             N/A
Redemption of shares ...............................................    (1,264,850)       (273,063)            N/A             N/A
                                                                      ------------    ------------    ------------    ------------
 Total decrease from Advisor Share transactions ....................    (1,262,019)       (218,203)            N/A             N/A
                                                                      ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets from share transactions .....   (30,058,760)    (85,994,337)      5,610,511      49,925,073
                                                                      ------------    ------------    ------------    ------------
 Total increase (decrease) in net assets ...........................   (31,806,282)    (85,653,452)      2,493,817      53,149,852
NET ASSETS
Beginning of year ..................................................    99,005,468     184,658,920      74,232,344      21,082,492
                                                                      ------------     ------------   ------------    ------------
End of year ........................................................  $ 67,199,186    $ 99,005,468    $ 76,726,161    $ 74,232,344
                                                                      ============    ============    ============    ============
Undistributed (distributions in excess of) net investment income ...  $  (219,159)    $   (229,347)   $     25,138    $     30,224
                                                                      ============    ============    ============    ============

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      47

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31,
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                    NET ASSET      NET       NET REALIZED                 DIVIDENDS    DISTRIBUTIONS
                                      VALUE,    INVESTMENT        AND        TOTAL FROM    FROM NET      FROM NET
                                    BEGINNING     INCOME      UNREALIZED     INVESTMENT   INVESTMENT     REALIZED         TOTAL
                                    OF PERIOD     (LOSS)         GAINS       OPERATIONS     INCOME         GAIN       DISTRIBUTIONS
                                    ---------   ----------  -------------    ----------   ----------   -------------  -------------
NORTH AMERICAN EQUITY FUND
  Investor Shares
     2017 .........................  $ 14.79     $ 0.30         $ 2.83         $ 3.13     $ (0.30)      $ (0.60)        $ (0.90)
     2016 .........................    15.14       0.27           0.31           0.58       (0.33)        (0.60)          (0.93)
     2015 .........................    15.42       0.34           0.21           0.55       (0.29)        (0.54)          (0.83)
     2014 .........................    13.57       0.27           1.83           2.10       (0.25)           --           (0.25)
     2013 .........................    10.92       0.24           2.63           2.87       (0.22)           --           (0.22)

EMERGING MARKETS SMALL CAP FUND
  R6 Shares
     2017 .........................  $ 12.07     $   --(1)(2)  $  2.07         $ 2.07     $ (0.09)       $ (0.40)        $ (0.49)
     2016 .........................    10.52       0.11(1)        1.44           1.55          --             --             --
     2015(b) ......................    10.00      (0.01)(1)       0.53           0.52          --             --             --

  Investor Shares
     2017 .........................  $ 12.06     $ 0.10(1)     $  1.98         $ 2.08     $  (0.09)     $ (0.40)        $ (0.49)
     2016 .........................    10.52       0.10(1)        1.44           1.54           --           --              --
     2015(b) ......................    10.00      (0.01)(1)       0.53           0.52           --           --              --

(1)  Per share net investment income (loss) calculated using average shares.

(2)  Amount was less than $0.01 per share.

(3) Ratios reflect the impact of low level of average net assets. Under normal asset levels, ratios would have been 1.45% and 1.60%.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.









--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      48

                                                                                                       RATIO OF NET
                                                         RATIO OF EXPENSES     RATIO OF EXPENSES        INVESTMENT
                                                            TO AVERAGE            TO AVERAGE         INCOME (LOSS) TO
                                                            NET ASSETS            NET ASSETS        AVERAGE NET ASSETS
               NET ASSET                  NET ASSETS,   (INCLUDING WAIVERS    (EXCLUDING WAIVERS,  (INCLUDING WAIVERS,
                 VALUE,       TOTAL     END OF PERIOD   AND REIMBURSEMENTS,      REIMBURSEMENTS      REIMBURSEMENTS      PORTFOLIO
            END OF PERIOD   RETURN(A)        (000)      EXCLUDING OFFSETS)        AND OFFSETS)        AND OFFSETS)     TURNOVER RATE
            -------------   ---------   -------------  --------------------   ------------------   -------------------  ------------
NORTH AMERICAN EQUITY FUND
 Investor Shares
   2017        $ 17.02       21.96%      $1,021,468            0.33%                 0.33%                1.83%              46%
   2016          14.79        4.20          889,400            0.32                  0.32                 2.03               70
   2015          15.14        3.77          759,878            0.32                  0.32                 1.91               57
   2014          15.42       15.75          805,906            0.31                  0.31                 1.80               48
   2013          13.57       26.76          693,207            0.33                  0.33                 1.96               31

EMERGING MARKETS SMALL CAP FUND
 R6 Shares
   2017       $  13.65       18.09%       $   2,185            1.48%(3)              4.80%                0.04%              42%
   2016          12.07       14.73           15,761            1.50                  3.01                 0.98               41
   2015(b)       10.52        5.20           12,103            1.50                  6.52                (0.57)               5

 Investor Shares
   2017       $  13.65       18.12%       $      27            1.46%(3)             10.31%                0.82%              42%
   2016          12.06       14.64               24            1.60                  3.10                 0.91               41
   2015(b)       10.52        5.20               21            1.65                  6.67                (0.72)               5







--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      49

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIOD ENDED OCTOBER 31 (UNLESS OTHERWISE INDICATED), SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

                                                                     NET REALIZED
                                           NET ASSET                     AND                     DIVIDENDS   DISTRIBUTIONS
                                             VALUE,         NET       UNREALIZED    TOTAL FROM    FROM NET     FROM NET
                                          BEGINNING OF  INVESTMENT      GAINS       INVESTMENT   INVESTMENT    REALIZED    RETURN OF
                                             PERIOD       INCOME       (LOSSES)     OPERATIONS     INCOME        GAIN       CAPITAL
                                          -----------   ----------   ------------   ----------   ----------   -----------  ---------
SHORT DURATION BOND FUND
  R6 Shares
     2017 ................................  $ 10.07      $ 0.15(1)    $ (0.08)       $ 0.07      $ (0.15)     $  --(2)      $   --
     2016 ................................    10.01        0.13(1)       0.06          0.19        (0.13)        --(2)          --
     2015(b) .............................    10.00        0.02(1)       0.00(2)       0.02        (0.01)        --             --

  Investor Shares
     2017 ................................  $ 10.07      $ 0.14(1)    $(0.07)        $ 0.07      $ (0.15)     $  --(2)      $   --
     2016 ................................    10.01        0.12(1)      0.06           0.18        (0.12)        --(2)          --
     2015(b) .............................    10.00        0.01(1)      0.01           0.02        (0.01)        --             --

TOTAL RETURN FIXED INCOME FUND
  Investor Shares
     2017 ................................  $ 10.03      $ 0.27       $(0.11)        $ 0.16      $ (0.22)     $  --         $(0.06)
     2016 ................................     9.97        0.25         0.12           0.37        (0.26)     (0.04)         (0.01)
     2015 ................................    10.20        0.26        (0.23)          0.03        (0.26)        --             --
     2014 ................................     9.97        0.27         0.22           0.49        (0.26)        --             --
     2013 ................................    10.73        0.22        (0.34)         (0.12)       (0.23)     (0.41)            --

LONG DURATION INVESTMENT-
  GRADE BOND FUND
  Investor Shares
     2017 ................................   $ 9.31      $ 0.28(1)    $(0.14)        $ 0.14      $ (0.28)    $(0.29)         $  --
     2016 ................................     8.99        0.32(1)      0.53           0.85        (0.34)     (0.19)            --
     2015 ................................    10.53        0.36(1)     (0.24)          0.12        (0.36)     (1.30)            --
     2014 ................................     9.96        0.44(1)      1.00           1.44        (0.45)     (0.42)            --
     2013+ ...............................     9.85        0.12(1)      0.11           0.23        (0.12)       --              --
     2013++ ..............................    11.11        0.46(1)     (1.05)         (0.59)       (0.46)     (0.21)            --

+    August 1, 2013 to October 31, 2013 (See Note 1).

++   For the year ended July 31, 2013.

(1)  Per share net investment income (loss) calculated using average shares.

(2)  Amount was less than $0.01 per share.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on August 26, 2015. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.




--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      50

                                                                  NET ASSETS,
                                            NET ASSET                END OF
                                TOTAL       VALUE, END    TOTAL       PERIOD
                            DISTRIBUTIONS   OF PERIOD   RETURN(a)     (000)
                            -------------   ----------  ---------  -----------
SHORT DURATION BOND FUND
  R6 SHARES
   2017 ....................  $ (0.15)      $  9.99      0.77%      $  16,189
   2016 ....................    (0.13)        10.07      1.97          24,417
   2015(b) .................    (0.01)        10.01      0.25          24,023

  INVESTOR SHARES
   2017 ....................  $ (0.15)      $  9.99      0.77%      $     102
   2016 ....................    (0.12)        10.07      1.87           1,007
   2015(b) .................    (0.01)        10.01      0.22           1,001

TOTAL RETURN FIXED INCOME FUND
  INVESTOR SHARES
   2017 ....................  $ (0.28)      $  9.91      1.65%      $  67,199
   2016 ....................    (0.31)        10.03      3.77          97,695
   2015 ....................    (0.26)         9.97      0.30         183,138
   2014 ....................    (0.26)        10.20      4.97         153,951
   2013 ....................    (0.64)         9.97     (1.23)        141,390

LONG DURATION INVESTMENT-GRADE BOND FUND
  INVESTOR SHARES
   2017 ....................  $ (0.57)      $  8.88      1.79%      $  76,726
   2016 ....................    (0.53)         9.31      9.80          74,232
   2015 ....................    (1.66)         8.99      0.94          21,082
   2014 ....................    (0.87)        10.53     15.51          24,797
   2013+ ...................    (0.12)         9.96      2.32          44,782
   2013++ ..................    (0.67)         9.85     (5.68)         44,354



                                                                        RATIO OF NET
                            RATIO OF EXPENSES    RATIO OF EXPENSES    INVESTMENT INCOME
                              TO AVERAGE NET       TO AVERAGE NET     (LOSS) TO AVERAGE
                            ASSETS (INCLUDING    ASSETS (EXCLUDING       NET ASSETS
                               WAIVERS AND            WAIVERS,       (INCLUDING WAIVERS,      PORTFOLIO
                             REIMBURSEMENTS,      REIMBURSEMENTS        REIMBURSEMENTS        TURNOVER
                            EXCLUDING OFFSETS)      AND OFFSETS)          AND OFFSETS)           RATE
                            ------------------   ------------------   -------------------     ---------
SHORT DURATION BOND FUND
  R6 SHARES
   2017 ......................    0.39%                1.88%                 1.49%               81%
   2016 ......................    0.39                 1.10                  1.32                59
   2015(b) ...................    0.39                 2.51                  0.88                22

  INVESTOR SHARES
   2017 ......................    0.39%                1.40%                 1.39%               81%
   2016 ......................    0.49                 1.20                  1.22                59
   2015(b) ...................    0.54                 2.66                  0.73                22

TOTAL RETURN FIXED INCOME FUND
  INVESTOR SHARES
   2017 ......................    0.40%                0.85%                 2.95%               93%
   2016 ......................    0.40                 0.61                  2.80                72
   2015 ......................    0.40                 0.56                  2.58                93
   2014 ......................    0.40                 0.53                  2.65               319
   2013 ......................    0.40                 0.59                  2.09               388

LONG DURATION INVESTMENT-GRADE BOND FUND
  INVESTOR SHARES
   2017 ......................    0.39%                0.77%                 3.17%               62%
   2016 ......................    0.39                 0.75                  3.48               160
   2015 ......................    0.40                 1.05                  3.80               126
   2014 ......................    0.46                 0.83                  4.38                53
   2013+ .....................    0.46                 1.05                  4.75                20
   2013++ ....................    0.46                 0.84                  4.29                62




--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.      51

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2017

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act") SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which consists of one diversified series:
Schroder North American Equity Fund (the "SGST Fund" or a "Fund"). The Schroder North American Equity Fund seeks long-term capital growth.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into four separate series. Included in this report are Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Long Duration Investment-Grade Bond Fund (each a "Fund," collectively, the "SST Funds," and together with the SGST Fund, the "Funds" or "Trusts"), all of which are diversified funds. The Schroder Emerging Markets Small Cap Fund seeks long-term capital appreciation. The Schroder Short Duration Bond Fund seeks long-term total return consistent with the preservation of capital. The Schroder Total Return Fixed Income Fund seeks a high level of total return. The Schroder Long Duration Investment-Grade Bond Fund seeks to achieve a total return that exceeds that of the Fund's benchmark, the Bloomberg Barclays U.S. Long Government/Credit Bond Index.

Schroder Long Duration Investment-Grade Bond Fund commenced operations on October 3, 2011 as a separate series of The Advisors Inner Circle Fund II (formerly known as STW Long Duration Investment-Grade Bond Fund, the "Predecessor Fund") and was advised by STW Fixed Income Management LLC ("STW"). On April 2, 2013, Schroder U.S. Holdings Inc., the parent company of Schroder Investment Management North America Inc. ("SIMNA"), acquired all outstanding interests in STW. Effective June 24, 2013, all assets and liabilities of the STW Long Duration Investment-Grade Bond Fund were acquired by Schroder Long Duration Investment-Grade Bond Fund pursuant to an Agreement and Plan of Reorganization dated May 3, 2013 (the "Fund Merger"). In the Fund Merger, shareholders of the Predecessor Fund received Investor Shares of the Schroder Long Duration Investment-Grade Bond Fund in exchange for their Institutional Class Shares of the Predecessor Fund. Because the Schroder Long Duration Investment-Grade Bond Fund had no investment operations prior to the closing of the Fund Merger, and based on the similarity of the Fund to the Predecessor Fund, the Predecessor Fund is treated as the survivor of the Fund Merger for accounting and performance reporting purposes Accordingly, all performance and other information shown for the Schroder Long Duration Investment-Grade Bond Fund for periods prior to June 24, 2013 is that of the Predecessor Fund.

The Schroder Emerging Markets Multi-Cap Equity Fund was liquidated following the close of business on December 20, 2016. Advisor Shares of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund were terminated following the close of business on December 20, 2016.

At a meeting held on February 2, 2017, as part of the transition of the Funds to the SEI Advisors' Inner Circle mutual fund platform (the "Transition"), shareholders of the Funds approved the election of the Trustees of Schroder Global Series Trust and Schroder Series Trust. At a meeting held on February 10, 2017, the Trustees approved the Transition, and overall responsibility to oversee the administration of the Funds transitioned to SEI Investments Global Funds Services and its affiliates. The Transition took place following the close of business on February 10, 2017.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

SECURITY VALUATION: Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Funds' Board of Trustees (the "Board"). The Funds' fair value procedures are implemented through a fair value committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If SIMNA (the "Adviser") of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called In addition, SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Schroder Emerging Markets Small Cap Fund uses MarkIt Fair Value ("MarkIt") as a third party fair valuation vendor MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date

     o Level 2--Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets,etc.)

     o Level 3 -- Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Funds' fair valuation methodologies. Fair value measurement classifications are summarized in each Fund's Schedule of Investments.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of October 31, 2017 The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

SCHRODER SHORT DURATION BOND FUND

                                        FAIR VALUE AT                                 UNOBSERVABLE          RANGE
ASSETS                                    10/31/2017      VALUATION TECHNIQUE(S)         INPUT       (WEIGHTED AVERAGE)
------                                 -------------  ---------------------------    ------------   ------------------
Collateralized Mortgage Obligations        $150,643    Broker Quote as of 10/31/17    Broker Quote          $101.625

SCHRODER TOTAL RETURN FIXED INCOME FUND

                                        FAIR VALUE AT                                 UNOBSERVABLE        RANGE
ASSETS                                   10/31/2017      VALUATION TECHNIQUE(S)          INPUT      (WEIGHTED AVERAGE)
------                                 -------------  ---------------------------    ------------   ------------------
Collateralized Mortgage Obligations       $940,031    Broker Quote as of 10/31/17      Broker Quote         $101.625

The unobservable input used to determine fair value of the Level 3 asset may have similar or diverging impacts on valuation. Significant increases and decreases in this input could result in signifi cantly higher or lower fair value measurement.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income and expense is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income are declared and distributed at least annually for North American Equity Fund and Emerging Markets Small Cap Fund, and monthly for Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund. Schroder Total Return Fixed Income Fund declares dividends to shareholders from net investment income daily and distributes these dividends monthly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. Each Fund generally bifurcates that portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the "Statements of Operations" under "Net realized gain (loss) on foreign currencies." For foreign equity securities, these changes are included in the "Statements of Operations" under "Net realized and unrealized gain (loss) on investments." Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund's total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis, including TBAs, during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.


--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund's total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

OPTION/SWAPTION TRANSACTIONS: Certain Funds may purchase and write call and put options on securities, securities indices, swaps ("swaptions") and foreign currencies, provided such options/swaptions are traded on a national securities exchange or an over-the-counter market. When any of the Funds writes or purchases a covered call or put option/swaption, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option/swaption is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option/swaption is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option/swaption, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or index underlying the written option/swaption. When any of the Funds purchases a call or put option/swaption, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option/swaption. If an option/swaption expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option/ swaption, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options/swaptions are non-income producing securities. The option/swaption techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

Refer to each Fund's Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2017, if applicable.


--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including credit default swaps and interest rate swaps and other types of exchange-traded or over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. Swap agreements are privately negotiated in the over-the counter market ("OTC swaps") or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

In a "credit default" swap transaction, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in an event of default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, a Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). A Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. A Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. Under certain circumstances, suitable transactions may not be available to a Fund, or a Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

"Interest rate" swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. "Inflation- linked" swaps are used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation-linked swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A Fund's ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate ("variation margin") on the Statements of Assets and Liabilities.

Recent legislative and regulatory reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. New regulations could, among other things, restrict a Fund's ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner the Fund might otherwise choose.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with SIMNA Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Fund and the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. No changes to the management fee rates the Funds pay to SIMNA occurred due to the Transition. In order to limit the expenses of the R6 and Investor Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees, pay and/or reimburse the applicable Fund for expenses through February 28, 2019, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

EFFECTIVE JULY 1, 2017:

                                                                           EXPENSE LIMITATION
                                                                      -----------------------------
                                                   MANAGEMENT FEE     R6 SHARES     INVESTOR SHARES
                                                   --------------     ---------     ---------------
Schroder Emerging Markets Small Cap Fund ............  1.15%            1.35%           1.50%

PRIOR TO JULY 1, 2017:

                                                                           EXPENSE LIMITATION
                                                                      -----------------------------
                                                   MANAGEMENT FEE     R6 SHARES     INVESTOR SHARES
                                                   --------------     ---------     ---------------
Schroder North American Equity Fund ................   0.25%              N/A             N/A
Schroder Emerging Markets Small Cap Fund ...........   1.25%            1.50%           1.65%
Schroder Short Duration Bond Fund ..................   0.29%            0.39%           0.54%
Schroder Total Return Fixed Income Fund ............   0.25%              N/A           0.40%
Schroder Long Duration Investment-Grade Bond Fund ..   0.33%              N/A           0.39%

N/A -- Fund is not currently subject to the expense limitation agreement or Share Class is not currently offered

SIMNA has retained its affiliate Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-adviser responsible for the portfolio management of Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund and Schroder Emerging Markets Small Cap Fund, after waivers, as set forth below.

EFFECTIVE OCTOBER 16, 2017:
                                                              PERCENTAGE OF FEES
FUND                                                          PAID TO SIMNA LTD.
----                                                          ------------------
Schroder North American Equity Fund                                58.5%
Schroder Emerging Markets Small Cap Fund                           58.5%

PRIOR TO OCTOBER 16, 2017
                                                              PERCENTAGE OF FEES
FUND                                                          PAID TO SIMNA LTD.
----                                                          ------------------
Schroder North American Equity Fund                                49.5%
Schroder Emerging Markets Small Cap Fund                           49.5%


--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

Effective February 11, 2017, under an amended administration and accounting agreement with SEI Investments Global Funds Services ("SEI" or the "Administrator"), the SST Funds pay fees to SEI based on the aggregate average daily net assets of all the SST Funds, according to the following annual rates:
0.100% on the first $500 million of such assets; 0.080% on the next $500 million of such assets; 0.070% on assets in excess of $1.0 billion, subject to a per Fund minimum fee.

Prior to the Transition on February 10, 2017, under an amended administration and accounting agreement with SEI, the SST Funds paid fees to SEI based on the aggregate average daily net assets of all the SST Funds, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. The cumulative minimum annual fee for all the SST Funds was $400,000. Each Fund paid its pro rata portion of such fees.

Effective February 11, 2017, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.050% of the Schroder North American Equity Fund's average daily net assets, subject to a minimum fee. Prior to the Transition on February 10, 2017, under a sub-administration and accounting agreement with SEI, Schroder North American Equity Fund paid SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund's average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund's average daily net assets over $1 billion. Prior to the Transition on February 10, 2017, Schroder Fund Advisors LLC ("SFA"), a wholly-owned subsidiary of SIMNA, provided administrative services to the SGST Fund. SFA received no compensation for its services for the SGST Fund.

Effective March 13, 2017, each Trust and SEI Investments Distribution Co , ("SIDCO"), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, entered into a distribution agreement (the "Distribution Agreement"), whereby SIDCO acts as principal underwriter for the Trusts' shares. Prior to March 13, 2017, SFA, a subsidiary of SIMNA, served as the Funds' distributor. Although SFA has been replaced by SIDCO as the Funds' distributor, SFA continues to be involved in the distribution of shares of the Funds through an agreement between SIDCO and SFA, SIMNA and their affiliates continue to provide shareholder services.

Effective February 11, 2017, each Fund has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.15% of average daily net assets of Investor Shares of the Funds will be paid to financial intermediaries.

SIMNA or its affiliates may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources.

Prior to the Transition on February 10, 2017, each Fund had adopted a shareholder service plan (the "Prior Plan") with respect to its Investor Shares. Under the Prior Plan, each Fund, except Schroder North American Equity Fund, could make payments out of the assets attributable to its Investor Shares to SIMNA, SFA, the Funds' prior distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Investor Shares as compensation for such services and expenses. Payments under the Prior Plan were made at an annual rate of up to 0.15% of a Fund's average daily net assets attributable to the applicable share class; payments under the Prior Plan were not made for distribution services or expenses.


--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

NOTE 4 -- DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

The fair value of derivative instruments as of October 31, 2017, was as follows:

                                                                                          ASSET       LIABILITY
FUND                                  STATEMENT OF ASSETS AND LIABILITIES LOCATION     DERIVATIVES   DERIVATIVES
----------------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
   Equity contracts
      Futures contracts                 Unrealized appreciation/(depreciation)
                                         on futures contracts                            $ 370,273     $      --
   Foreign exchange contracts
      Forward contracts                 Unrealized appreciation/(depreciation)
                                         on forward foreign currency contracts             351,204            --
                                                                                         ---------     ----------
                                                                                         $ 721,477     $      --
                                                                                         =========     ==========
SCHRODER SHORT DURATION BOND FUND
   Interest rate contracts
      Futures contracts                 Unrealized appreciation/(depreciation)
                                         on futures contracts                            $   3,346     $  (13,498)
                                                                                         ---------     ----------
                                                                                         $   3,346     $  (13,498)
                                                                                         =========     ==========
SCHRODER TOTAL RETURN FIXED INCOME FUND
   Interest rate contracts
      Futures contracts                 Unrealized appreciation/(depreciation)
                                         on futures contracts                            $  36,830     $ (156,925)
   Foreign exchange contracts
      Forward contracts                 Unrealized appreciation/(depreciation)
                                         on forward foreign currency contracts              60,619          --
   Credit contracts
      Centrally cleared swap contracts  Unrealized appreciation/(depreciation)
                                         on swap contracts                                      --        (70,273)
                                                                                         ---------     ----------
                                                                                         $  97,449     $ (227,198)
                                                                                         =========     ==========

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

                                                          CHANGE IN
                                                          UNREALIZED
                                        NET REALIZED     APPRECIATION
FUND                                    GAIN/(LOSS)*    (DEPRECIATION)**     TOTAL
--------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
   Equity contracts
      Futures contracts                 $ 609,767         $ 409,486      $ 1,019,253
   Foreign exchange contracts
      Forward contracts                  (496,873)          101,117         (395,756)
                                        ---------         ---------      -----------
                                        $ 112,894         $ 510,603      $   623,497
                                        =========         =========      ===========

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                                                                              61

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

                                                                CHANGE IN
                                                                UNREALIZED
                                            NET REALIZED       APPRECIATION
 FUND                                        GAIN/(LOSS)*    (DEPRECIATION)**       TOTAL
---------------------------------------------------------------------------------------------
 SCHRODER SHORT DURATION BOND FUND
    Interest rate contracts
        Futures contracts                    $  (5,228)          $ (10,152)      $  (15,380)
                                             =========           =========       ==========
 SCHRODER TOTAL RETURN FIXED INCOME FUND
    Interest rate contracts
       Futures contracts                     $(665,330)          $ 194,889       $ (470,441)
       Purchased options contracts             (12,463)              7,954           (4,509)
    Foreign exchange contracts
       Forward contracts                       (52,208)             62,440           10,232
    Credit contracts
       Swap contracts                         (105,783)            (73,124)        (178,907)
                                             ---------           ---------       ----------
                                             $(835,784)          $ 192,159       $ (643,625)
                                             =========           =========       ==========

* Futures contracts are included in net realized gain (loss) on futures, forward contracts are included in net realized gain (loss) on forward foreign currency contracts and foreign currency transactions, swap contracts are included in net realized loss on swap contracts, options are included in net realized loss on purchased options.

** Futures contracts are included in change in unrealized appreciation (depreciation) on futures, forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions and translations, options are included in change in unrealized appreciation on purchased options and swap contracts are included in change in unrealized depreciation on swap contracts.

The following table discloses the volume of the futures contracts, forward foreign currency contracts, options contracts and swap contracts during the year ended October 31, 2017:

                                                              SCHRODER          SCHRODER       SCHRODER TOTAL
                                                          NORTH AMERICAN     SHORT DURATION     RETURN FIXED
                                                            EQUITY FUND         BOND FUND        INCOME FUND
                                                          --------------     ---------------    -------------
FUTURES CONTRACTS:
Average Monthly Market Value Balance Long                   $  5,388,706       $ 2,287,788      $ 14,523,562
Average Monthly Market Value Balance Short                            --          (442,586)      (11,650,334)

FORWARD FOREIGN CURRENCY CONTRACTS:
Average Monthly Notional Contracts Purchased                $(11,105,170)      $        --      $   (424,278)
Average Monthly Notional Contracts Sold                       10,999,504                --           465,786

OPTIONS CONTRACTS:
Average Monthly Market Value of Options                     $         --       $        --       $     5,017

SWAP CONTRACTS:
Average Monthly Market Value of Centrally Cleared Swaps     $         --       $        --       $  (118,295)

In accordance with the authoritative guidance under U.S GAAP, "DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES" entities are required to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements. The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

--------------------------------------------------------------------------------

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

The following is a summary by derivative type of the market value of over the counter ("OTC") financial derivative instruments and collateral
(received)/pledged by counterparty as of October 31, 2017:

                                           GROSS ASSETS-       GROSS LIABILITIES-      NET          CASH
                                         RECOGNIZED IN THE     RECOGNIZED IN THE     AMOUNT       COLLATERAL
                                        STATEMENT OF ASSETS   STATEMENT OF ASSETS  AVAILABLE TO   PLEDGED OR
                                          AND LIABILITIES       AND LIABILITIES     BE OFFSET     (RECEIVED)+   NET AMOUNT++
----------------------------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
                                         FORWARD CONTRACTS    FORWARD CONTRACTS
                                         -----------------    -----------------
Royal Bank of Canada                         $ 351,204            $      --         $ 351,204     $ (290,000)     $ 61,204
                                             =========            ==========        =========     ==========      ========
SCHRODER TOTAL RETURN FIXED INCOME FUND
                                         FORWARD CONTRACTS    FORWARD CONTRACTS
                                         -----------------    -----------------
Morgan Stanley                               $  60,619            $       --        $  60,619     $       --      $ 60,619
                                             =========            ==========        =========     ==========      ========

+ Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

++ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

NOTE 5 -- REDEMPTION FEES

Schroder Emerging Markets Small Cap Fund generally imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Fund and not paid to SIDCO or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of "Capital paid-in" on the Statements of Assets and Liabilities. There were no redemption fees retained for the year October 31, 2017.

NOTE 6 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S Government securities for each Fund, for the year ended October 31, 2017 were as follows:

                                                                             SALES AND
                                                         PURCHASES           MATURITIES
                                                       -------------       -------------
Schroder North American Equity Fund .................  $ 435,413,071       $ 480,502,710
Schroder Emerging Markets Small Cap Fund ............      3,682,506          18,479,954
Schroder Short Duration Bond Fund ...................      4,793,567          10,588,047
Schroder Total Return Fixed Income Fund .............     30,628,050          46,953,893
Schroder Long Duration Investment-Grade Bond Fund ...     14,302,852          15,447,544

Purchases and proceeds from sales and maturities of U.S Government securities for the year ended October 31, 2017 were as follows:

                                                                             SALES AND
                                                         PURCHASES           MATURITIES
                                                       -------------       -------------
Schroder Short Duration Bond Fund ...................  $ 7,124,836         $  9,178,950
Schroder Total Return Fixed Income Fund .............   23,484,418           31,439,580
Schroder Long Duration Investment-Grade Bond Fund ...   33,714,191           29,921,139

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SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

NOTE 7 -- FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S GAAP These book/tax differences are either temporary or permanent in nature Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, equalization distribution, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions, swap adjustment, reclass of distributions, reclassification of foreign capital gain tax and paydowns. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2017, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

                                                        INCREASE           INCREASE
                                                       (DECREASE)         (DECREASE)
                                                     UNDISTRIBUTED        ACCUMULATED        INCREASE
                                                     NET INVESTMENT      REALIZED GAIN      (DECREASE)
                                                         INCOME             (LOSS)        CAPITAL PAID-IN
                                                    ---------------      -------------    ---------------
Schroder North American Equity Fund ................  $ (481,660)       $   481,810       $      (150)
Schroder Emerging Markets Small Cap Fund ...........        (998)        (2,383,789)        2,384,787
Schroder Short Duration Bond Fund ..................        (478)               478                --
Schroder Total Return Fixed Income Fund ............    (440,879)           440,879                --
Schroder Long Duration Investment-Grade Bond Fund ..        (991)               991                --

The tax character of dividends and distributions declared during the years or periods ended October 31, 2017 and October 31, 2016, was as follows:

                                                     ORDINARY       LONG-TERM       RETURN OF
                                                      INCOME       CAPITAL GAIN      CAPITAL         TOTAL
                                                   ------------    ------------     ---------    ------------
Schroder North American Equity Fund
     2017 .......................................  $ 24,298,359    $ 27,381,132     $     --     $ 51,679,491
     2016 .......................................    20,753,720      26,084,912           --       46,838,632
Schroder Emerging Markets Small Cap Fund
     2017 .......................................       578,111         102,320            --         680,431
Schroder Short Duration Bond Fund
     2017 .......................................       270,060              --            --         270,060
     2016 .......................................       339,264              --            --         339,264
Schroder Total Return Fixed Income Fund
     2017 .......................................     1,503,800              --       397,236       1,901,036
     2016 .......................................     4,231,084              --       129,115       4,360,199
Schroder Long Duration Investment-Grade Bond Fund
     2017 .......................................     4,130,015         501,764            --       4,631,779
     2016 .......................................     1,983,704         655,687            --       2,639,391


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                    UNDISTRIBUTED    UNDISTRIBUTED
                                                      ORDINARY         LONG-TERM     CAPITAL LOSS
                                                       INCOME        CAPITAL GAIN    CARRYFORWARDS
                                                    -------------    -------------   -------------
Schroder North American Equity Fund ..............  $ 29,237,303     $  24,894,861    $       --
Schroder Emerging Markets Small Cap Fund .........        45,407           314,600            --
Schroder Short Duration Bond Fund ................         3,348                --       (41,060)
Schroder Total Return Fixed Income Fund ..........            --                --    (2,703,306)
Schroder Long Duration Investment-Grade Bond Fund         25,137                --      (558,928)

                                                                                          TOTAL
                                                                                      DISTRIBUTABLE
                                                        UNREALIZED          OTHER        EARNINGS
                                                        APPRECIATION      TEMPORARY    (ACCUMULATED
                                                       (DEPRECIATION)    DIFFERENCES     LOSSES)
                                                       --------------    -----------  -------------
Schroder North American Equity Fund ..............     $  313,082,910     $     (23)  $ 367,215,051
Schroder Emerging Markets Small Cap Fund .........            523,852           (47)        883,812
Schroder Short Duration Bond Fund ................             39,907          (130)          2,065
Schroder Total Return Fixed Income Fund ..........             33,016      (243,797)     (2,914,087)
Schroder Long Duration Investment-Grade Bond Fund           1,751,161            --       1,217,370

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 ("post-RIC Mod losses"), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.

The Funds listed below have the following post-RIC Mod losses, which do not expire:

                                                      SHORT-TERM LOSS    LONG-TERM LOSS      TOTAL
                                                      ---------------    --------------    ----------
Schroder Short Duration Bond Fund ....................  $  27,982          $   13,078     $   41,060
Schroder Total Return Fixed Income Fund ..............    388,904           2,314,402      2,703,306
Schroder Long Duration Investment-Grade Bond Fund ....    558,928                  --        558,928

At October 31, 2017, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

                                                                           GROSS              GROSS        NET UNREALIZED
                                                        IDENTIFIED       UNREALIZED        UNREALIZED       APPRECIATION
                                                         TAX COST       APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
                                                      -------------     ------------     --------------    --------------
Schroder North American Equity Fund ................  $ 697,352,656    $ 331,719,831     $ (18,636,871)     $ 313,082,960
Schroder Emerging Markets Small Cap Fund ...........      1,579,868          553,469           (29,624)           523,845
Schroder Short Duration Bond Fund ..................     19,300,559           54,193           (14,286)            39,907
Schroder Total Return Fixed Income Fund ............     69,863,699          697,643          (664,221)            33,422
Schroder Long Duration Investment-Grade Bond Fund ..     74,204,634        2,828,114        (1,076,953)         1,751,161

NOTE 8 -- PORTFOLIO INVESTMENT RISKS

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund's NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund's prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

Schroder Emerging Markets Small Cap Fund has a relatively large portion of its assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Fund may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

Schroder Emerging Markets Small Cap Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder Total Return Fixed Income Fund and Schroder Short Duration Bond Fund invest a portion of their assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

Schroder Short Duration Bond Fund and Schroder Long Duration Investment-Grade Bond Fund invest a portion of their assets in municipal bonds. Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in law or adverse determinations by the Internal Revenue Service or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

Schroder North American Equity Fund, Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund and Schroder Total Return Fixed Income Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds' adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. Additional principal risks for the Funds can be found in the prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2017

NOTE 9 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2017 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

                                                                        5% OR GREATER SHAREHOLDERS
                                                                       ----------------------------
                                                                       NUMBER        % OF FUND HELD
                                                                       ------        --------------
Schroder North American Equity Fund, Investor Shares .................   2               98.41%
Schroder Emerging Markets Small Cap Fund, R6 Shares ..................   1              100.00
Schroder Emerging Markets Small Cap Fund, Investor Shares ............   1               99.95
Schroder Short Duration Bond Fund, R6 Shares .........................   2              100.00
Schroder Short Duration Bond Fund, Investor Shares ...................   1               99.99
Schroder Total Return Fixed Income Fund, Investor Shares .............   6               80.05
Schroder Long Duration Investment-Grade Bond Fund, Investor Shares ...   2               92.12

One account shown above holding 100.00% of the Schroder Emerging Markets Small Cap Fund R6 Shares, 99.95% of the Schroder Emerging Markets Small Cap Fund Investor Shares, 92.07% of the Schroder Short Duration Bond Fund R6 Shares and 99.99% of the Schroder Short Duration Bond Fund Investor Shares is owned by an affiliate of SIMNA.

NOTE 10 -- LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $12.5 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.20% on the total amount of the credit facility. There were no borrowings outstanding under the line of credit as of October 31, 2017.

NOTE 11 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year ended October 31, 2017 and the year ended October 31, 2016, were as follows:

                                                     NORTH AMERICAN          EMERGING MARKETS
                                                      EQUITY FUND             SMALL CAP FUND
                                               ------------------------------------------------
                                                  2017         2016          2017         2016
                                               ------------------------------------------------
R6 SHARES:
Sales of shares ............................         N/A           N/A        293,005    155,552
Reinvestment of distributions ..............         N/A           N/A         60,342         --
Redemption of shares .......................         N/A           N/A     (1,498,891)        --
                                               ---------   -----------     ----------    -------
  Net increase (decrease) in R6 Shares .....         N/A           N/A     (1,145,544)   155,552
                                               =========   ===========     ==========    =======
INVESTOR SHARES:
Sales of shares ............................   1,602,051    14,715,604             --         --
Reinvestment of distributions ..............   3,435,994     3,017,996             --         --
Redemption of shares .......................  (5,188,404)   (7,775,170)            --         --
                                               ---------   -----------     ----------    -------
  Net increase (decrease) in Investor Shares    (150,359)    9,958,430             --         --
                                               =========   ===========     ==========    =======

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2017

                                               NORTH AMERICAN          EMERGING MARKETS
                                                 EQUITY FUND            SMALL CAP FUND
                                           ---------------------------------------------
                                            2017           2016        2017        2016
                                          ----------------------------------------------
ADVISOR SHARES*:
Sales of shares .........................      23            800         N/A         N/A
Reinvestment of distributions ...........     532          1,285         N/A         N/A
Redemption of shares .................... (12,200)       (12,519)        N/A         N/A
                                          -------        -------    --------     -------
  Net (decrease) in Advisor Shares ...... (11,645)       (10,434)        N/A         N/A
                                          =======        =======    ========     =======

                                                     SHORT DURATION            TOTAL RETURN FIXED      LONG DURATION INVESTMENT-
                                                        BOND FUND                  INCOME FUND              GRADE BOND FUND
                                                 --------------------------------------------------------------------------------
                                                    2017         2016          2017            2016         2017        2016
                                                 --------------------------------------------------------------------------------
R6 SHARES:
Sales of shares ...............................   124,503        54,160            N/A            N/A          N/A            N/A
Reinvestment of distributions .................       959           102            N/A            N/A          N/A            N/A
Redemption of shares ..........................  (930,673)      (28,772)           N/A            N/A          N/A            N/A
                                                ---------        ------     ----------     ----------    ---------     ----------
  Net increase (decrease) in R6 Shares ........  (805,211)       25,490            N/A            N/A          N/A            N/A
                                                =========        ======     ==========     ==========    =========     ==========
INVESTOR SHARES:
Sales of shares ...............................        --            --      1,176,006        348,372      557,088      6,666,846
Reinvestment of distributions .................        --            --        160,191        398,322      532,720        281,108
Redemption of shares ..........................   (89,820)           --     (4,292,710)    (9,382,160)    (428,522)    (1,318,706)
                                                ---------        ------     ----------     ----------    ---------     ----------
  Net increase (decrease) in Investor Shares ..   (89,820)           --     (2,956,513)    (8,635,466)     661,286      5,629,248
                                                =========        ======     ==========     ==========    =========     ==========
ADVISOR SHARES*:
Sales of shares ...............................       N/A           N/A             --          1,574          N/A            N/A
Reinvestment of distributions .................       N/A           N/A            290          3,936          N/A            N/A
Redemption of shares ..........................       N/A           N/A       (130,726)       (27,537)         N/A            N/A
                                                ---------        ------     ----------     ----------    ---------     ----------
  Net (decrease) in Advisor Shares ............       N/A           N/A       (130,436)       (22,027)         N/A            N/A
                                                =========        ======     ==========     ==========    =========     ==========

*  Advisor Shares terminated on December 20, 2016.
N/A -- R6 Shares currently not offered. Advisor Shares were not offered by these funds.

NOTE 12 -- REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, the Funds have implemented the amendments to Regulation S-X, which did not have a material impact on the Fund's financial statements and related disclosures or impact the Fund's net assets or results of operations.

NOTE 13 -- SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2017.




--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Schroder Global Series Trust and Schroder Series Trust and Shareholders of
Schroder North American Equity Fund
Schroder Emerging Markets Small Cap Fund
Schroder Short Duration Bond Fund
Schroder Total Return Fixed Income Fund
Schroder Long Duration Investment-Grade Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder Emerging Markets Small Cap Fund, Schroder Short Duration Bond Fund, Schroder Total Return Fixed Income Fund and Schroder Long Duration Investment-Grade Bond Fund (the four series constituting Schroder Series Trust) (collectively referred to as the "Funds") as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 26, 2017





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                                                                              69

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--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

Pursuant to Section 15 of the Investment Company Act of 1940 (the "1940 Act"), the Funds' advisory and sub-advisory agreements must be renewed after their initial two-year term: (i) by the vote of the Board of Trustees (the "Board" or the "Trustees") of Schroder Series Trust and Schroder Global Series Trust or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the agreements or "interested persons" of any party thereto, as defined in the 1940 Act (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 22, 2017 to decide whether to renew the following agreements (the "Agreements") for additional one-year terms:

     o the management contract between Schroder Investment Management North America Inc (the "Adviser") and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund and Schroder Short Duration Bond Fund;

     o the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Long Duration Investment-Grade Bond Fund;

     o the management contract between the Adviser and Schroder Series Trust, on behalf of the Schroder Total Return Fixed Income Fund;

     o the investment advisory agreement between the Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund;

     o the sub-advisory agreement between the Adviser, Schroder Investment Management North America Ltd. (the "Sub-Adviser") and Schroder Series Trust, on behalf of the Schroder Emerging Markets Small Cap Fund; and

     o the sub-advisory agreement between the Adviser, the Sub-Adviser and Schroder Global Series Trust, on behalf of the Schroder North American Equity Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Adviser furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser's and the Sub-Adviser's services;
(ii) the Adviser's and the Sub-Adviser's investment management personnel; (iii) the Adviser's and the Sub-Adviser's operations and financial condition; (iv) the Adviser's and the Sub-Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds' advisory fees paid to the Adviser and the Sub-Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser's and the Sub-Adviser's profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (vii) the Adviser's and the Sub-Adviser's potential economies of scale; (viii) the Adviser's and the Sub-Adviser's compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser's and the Sub-Adviser's policies on and compliance procedures for personal securities transactions; and (x) the Funds' performance compared with peer groups of mutual funds and the Funds' benchmark indices.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

Representatives from the Adviser and the Sub-Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser's and the Sub-Adviser's services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Adviser and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser; (ii) the investment performance of the Funds and the Adviser and the Sub- Adviser; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Adviser from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Adviser and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER AND THE
SUB-ADVISER

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Adviser to the Funds, including the quality and continuity of the Adviser's and the Sub-Adviser's portfolio management personnel, the resources of the Adviser and the Sub-Adviser, and the Adviser's and the Sub-Adviser's compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser's and the Sub-Adviser's investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Adviser The most recent investment adviser registration forms ("Form ADV") for the Adviser and the Sub-Adviser were provided to the Board, as were the responses of the Adviser and the Sub-Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds' investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Adviser were sufficient to support renewal of the Agreements.

INVESTMENT PERFORMANCE OF THE FUNDS, THE ADVISER AND THE SUB-ADVISER

The Board was provided with regular reports regarding the Funds' performance over various time periods, including since their inception, and information regarding the Funds' performance since the Agreements were last renewed. The Trustees also reviewed reports prepared by the Funds' administrator comparing the Funds' performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds' performance was satisfactory, or, where the Funds' performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, as well as the fees payable by the Adviser to the Sub-Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Adviser. The Trustees also reviewed reports prepared by the Funds' administrator comparing the Funds' net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Schroder Emerging Markets Small Cap Fund and the Schroder North American Equity Fund, paid the Sub-Adviser pursuant to the sub-advisory agreement. The Trustees evaluated both the fees under the sub-advisory agreement and the portion of the fees under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Adviser from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Adviser and their affiliates. The Trustees considered how the Adviser's and the Sub-Adviser's profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser's and the Sub-Adviser's commitment to managing the Funds and the Adviser's willingness to continue its expense limitation and fee waiver arrangements with the Schroder Emerging Markets Small Cap Fund, the Schroder Long Duration Investment-Grade Bond Fund, the Schroder Short Duration Bond Fund, and the Schroder Total Return Fixed Income Fund.

The Trustees considered the Adviser's and Sub-Adviser's views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds' shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENTS

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table below illustrates your Fund's costs in two ways.

o ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.








--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (UNAUDITED) -- (CONCLUDED)

                                                     BEGINNING      ENDING         NET         EXPENSES
                                                      ACCOUNT       ACCOUNT     ANNUALIZED       PAID
                                                       VALUE         VALUE        EXPENSE       DURING
                                                      5/1/17       10/31/17       RATIOS        PERIOD*
--------------------------------------------------------------------------------------------------------
SCHRODER NORTH AMERICAN EQUITY FUND
--------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                   $1,000.00     $1,080.60        0.34%        $1.78
Hypothetical Example for Comparison Purposes
  Investor Shares                                   $1,000.00     $1,023.49        0.34%        $1.73
--------------------------------------------------------------------------------------------------------
SCHRODER EMERGING MARKETS SMALL CAP FUND
--------------------------------------------------------------------------------------------------------
Actual Expenses
  R6 Shares                                         $1,000.00     $1,079.10        1.40%        $7.34
  Investor Shares                                    1,000.00      1,079.10        1.40          7.34
Hypothetical Example for Comparison Purposes
  R6 Shares                                         $1,000.00     $1,018.15        1.40         $7.12
  Investor Shares                                    1,000.00      1,018.15        1.40          7.12
--------------------------------------------------------------------------------------------------------
SCHRODER SHORT DURATION BOND FUND
--------------------------------------------------------------------------------------------------------
Actual Expenses
  R6 Shares                                        $1,000.00      $1,006.80        0.39%        $1.97
  Investor Shares                                   1,000.00       1,006.80        0.39          1.97
Hypothetical Example for Comparison Purposes
  R6 Shares                                        $1,000.00      $1,023.24        0.39         $1.99
  Investor Shares                                   1,000.00       1,023.24        0.39          1.99
--------------------------------------------------------------------------------------------------------
SCHRODER TOTAL RETURN FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                  $1,000.00      $1,015.60        0.40%        $2.03
Hypothetical Example for Comparison Purposes
  Investor Shares                                  $1,000.00      $1,023.19        0.40         $2.04
--------------------------------------------------------------------------------------------------------
SCHRODER LONG DURATION INVESTMENT-GRADE BOND FUND
--------------------------------------------------------------------------------------------------------
Actual Expenses
  Investor Shares                                  $1,000.00      $1,043.90        0.39%        $2.01
Hypothetical Example for Comparison Purposes
  Investor Shares                                  $1,000.00      $1,023.24        0.39         $1.99

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).






--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Trustees." Mr. Doran is a Trustee who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of his affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-464-3108. The following chart lists Trustees and Officers as of October 31, 2017.

                  POSITION WITH
NAME AND          TRUST AND LENGTH     PRINCIPAL OCCUPATIONS
YEAR OF BIRTH     OF TIME SERVED(1)    IN THE PAST 5 YEARS                   OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS(4)
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(2,3)
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M.        Trustee             Self-Employed Consultant since         Current Directorships: Trustee of The Advisors' Inner
DORAN             (Since 2017)        2003. Partner at Morgan, Lewis &       Circle Fund, The Advisors' Inner Circle Fund II, The
(Born: 1940)                          Bockius LLP (law firm) from 1976       Advisors' Inner Circle Fund III, Bishop Street Funds,
                                      to 2003. Counsel to each trust on      The KP Funds, Winton Diversified Opportunities Fund
                                      the SEI Platform, SEI Investments,     (closed-end investment company), Gallery Trust, SEI
                                      SEI Investments Management             Daily Income Trust, SEI Institutional International
                                      Corporation, SEI Investments Global    Trust, SEI Institutional Investments Trust, SEI
                                      Funds Services and SEI Investments     Institutional Managed Trust, SEI Asset Allocation
                                      Distribution Co. Secretary of SEI      Trust, SEI Tax Exempt Trust, Adviser Managed Trust,
                                      Investments since 1978.                New Covenant Funds, SEI Insurance Products Trust and
                                                                             SEI Catholic Values Trust. Director of SEI Investments,
                                                                             SEI Investments(Europe), Limited, SEI Investments--
                                                                             Global Funds Services, Limited, SEI Investments Global,
                                                                             Limited, SEI Investments (Asia), Limited, SEI Global
                                                                             Nominee Ltd., SEI Investments -- Unit Trust Management
                                                                             (UK) Limited and SEI Investments Co. Director of SEI
                                                                             Investments Distribution Co.

                                                                             Former Directorships: Director of SEI Alpha Strategy
                                                                             Portfolios, LP to 2013. Trustee of O'Connor EQUUS
                                                                             (closed-end investment company) to 2016. Trustee of
                                                                             SEI Liquid Asset Trust to 2016. Trustee of Winton
                                                                             Series Trust to 2017.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(3)
------------------------------- ----------------------------------- ----------------------------------------------------------------
JOHN C. HUNT      Trustee             Retired since 2013. Consultant to      Current Directorships: Trustee of City National
(Born: 1951)      (Since 2017)        Management, Convergent Capital         Rochdale Funds, The Advisors' Inner Circle Fund III,
                                      Management, LLC ("CCM") from           Winton Diversified Opportunities Fund (closed-end
                                      2012 to 2013. Managing Director and    investment company) and Gallery Trust. Member of
                                      Chief Operating Officer, CCM from      Independent Committee of Nuveen Commodities Asset
                                      1998 to 2012.                          Management.

                                                                             Former Directorship: Trustee of O'Connor EQUUS
                                                                             (closed-end investment company). Trustee of Winton
                                                                             Series Trust to 2017.
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust'sDeclaration of Trust.

(2) Denotes Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

(3) Trustees oversee 5 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.

(4) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                 POSITION WITH
 NAME AND        TRUST AND LENGTH    PRINCIPAL OCCUPATIONS
 YEAR OF BIRTH   OF TIME SERVED(1)   IN THE PAST 5 YEARS                   OTHER DIRECTORSHIPS HELD IN THE PAST 5 YEARS(3)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
 THOMAS P.       Trustee             Retired since 2013. Executive Vice    Current Directorships: Trustee of AXA Premier VIP Trust,
 LEMKE           (Since 2017)        President and General Counsel,        The Advisors' Inner Circle Fund III, Winton Diversified
 (Born: 1954)                        Legg Mason, Inc. from 2005 to 2013.   Opportunities Fund (closed-end investment company),
                                                                           Gallery Trust and JP Morgan Active ETFs.

                                                                           Former Directorships: Trustee of Munder Funds to 2014.
                                                                           Director of Victory Funds to 2015. Trustee of O'Connor
                                                                           EQUUS (closed end investment company) to 2016. Trustee
                                                                           of Winton Series Trust to 2017.
------------------------------------------------------------------------------------------------------------------------------------
 JAY C. NADEL    Trustee             Self-Employed Consultant since        Current Directorships: Trustee of City National Rochdale
 (Born: 1958)    (Since 2017)        2004.                                 Funds, The Advisors' Inner Circle Fund III, Winton
                                                                           Diversified Opportunities Trust (closed-end investment
                                                                           company) and Gallery Trust. Director of Lapolla
                                                                           Industries, Inc.

                                                                           Former Directorships: Trustee of Rochdale Investment
                                                                           Trust to 2013. Trustee of Winton Series Trust to 2017.
------------------------------------------------------------------------------------------------------------------------------------
RANDALL S.       Trustee             Co-Founder and Senior Partner,        Current Directorships: The Advisors' Inner Circle Fund
YANKER           (Since 2017)        Alternative Asset Managers, L.P.      III, Trustee of Winton Diversified Opportunities Fund
(Born: 1960)                         since 2004.                           (closed-end investment company) and Gallery Trust.
                                                                           Independent Non-Executive Director of HFA Holdings
                                                                           Limited.

                                                                           Former Directorship: Trustee of O'Connor EQUUS (closed-
                                                                           end investment company) to 2016. Trustee of Winton
                                                                           Series Trust to 2017.
------------------------------------------------------------------------------------------------------------------------------------
 OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
 MICHAEL         President           Director of Client Service, SEI                           None.
 BEATTIE         (Since 2017)        Investments Company, since 2004.
 (Born: 1965)
------------------------------------------------------------------------------------------------------------------------------------
 JOHN            Assistant           Fund Accounting Manager, SEI                              None.
 BOURGEOIS       Treasurer           Investments, since 2000.
 (Born: 1973)    (Since 2017)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust'sDeclaration of Trust.

(2) Trustees oversee 5 funds in fund complex of Schroder Series Trust and Schroder Global Series Trust.

(3) Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies under the 1940 Act.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (UNAUDITED)

                    POSITION WITH
 NAME AND           TRUST AND LENGTH         PRINCIPAL OCCUPATIONS                                             OTHER DIRECTORSHIPS
 YEAR OF BIRTH      OF TIME SERVED           IN PAST 5 YEARS                                                   HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
 OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
STEPHEN CONNORS     Treasurer, Controller    Director, SEI Investments, Fund Accounting since December                None.
(Born: 1984)        and Chief Financial      2014. Audit Manager, Deloitte & Touche LLP, from 2011 to
                    Officer                  2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting &
                    (Since 2017)             Dougherty, LLP), from 2007 to 2011.
------------------------------------------------------------------------------------------------------------------------------------
DIANNE M.           Vice President and       Counsel at SEI Investments since 2010.                                   None.
DESCOTEAUX          Secretary
(Born: 1977)        (Since 2017)
------------------------------------------------------------------------------------------------------------------------------------
RUSSELL EMERY       Chief Compliance         Chief Compliance Officer of SEI Structured Credit Fund,                  None.
(Born: 1962)        Officer                  LP since June 2007. Chief Compliance Officer of SEI Alpha
                    (Since 2017)             Strategy Portfolios, LP from June 2007 to September 2013.
                                             Chief Compliance Officer of The Advisors' Inner Circle Fund,
                                             The Advisors' Inner Circle Fund II, Bishop Street Funds, The KP
                                             Funds, The Advisors' Inner Circle Fund III, Winton Diversified
                                             Opportunities Fund (closed-end investment company), Gallery
                                             Trust, SEI Institutional Managed Trust, SEI Asset Allocation
                                             Trust, SEI Institutional International Trust, SEI Institutional
                                             Investments Trust, SEI Daily Income Trust, SEI Tax Exempt
                                             Trust, Adviser Managed Trust, New Covenant Funds, SEI
                                             Insurance Products Trust and SEI Catholic Values Trust. Chief
                                             Compliance Officer of O'Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset
                                             Trust to 2016.Chief Compliance Officer of Winton Series Trust
                                             to 2017.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT MORROW       Vice President           Account Manager, SEI Investments, since 2007.                            None.
(Born: 1968)        (Since 2017)
------------------------------------------------------------------------------------------------------------------------------------
ROBERT A. NESHER    Vice Chairman            SEI employee 1974 to present; currently performs various                 None.
(Born: 1946)        (Since 2017)             services on behalf of SEI Investments for which Mr. Nesher is compensated.
------------------------------------------------------------------------------------------------------------------------------------
BRIDGET E. SUDALL   Anti-Money Laundering    Anti-Money Laundering Compliance Officer and Privacy Officer             None.
(Born: 1980)        Compliance Officer and   since 2015. Senior Associate and AML Officer, Morgan Stanley
                    Privacy Officer          Alternative Investment Partners (2011-2015). Investor Services
                    (Since 2017)             Team Lead, Morgan Stanley Alternative Investment Partners
                                             (2007-2011).
------------------------------------------------------------------------------------------------------------------------------------
LISA WHITTAKER      Vice President and       Attorney, SEI Investments Company (2012-present). Associate              None.
(Born: 1978)        Assistant Secretary      Counsel and Compliance Officer, The Glenmede Trust Company,
                    (Since 2017)             N.A. (2011-2012).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, each Fund has designated the following items with regard to distributions paid during the year.

                                                                                                            QUALIFYING
                                                                LONG TERM                                  FOR CORPORATE
                                                     RETURN      CAPITAL        ORDINARY                      DIVIDENDS
                                                       OF          GAIN           INCOME         TOTAL          REC.
                                                     CAPITAL   DISTRIBUTION   DISTRIBUTIONS  DISTRIBUTIONS  DEDUCTIONS(1)
                                                     -------   ------------   -------------  -------------- -------------
Schroder North American Equity Fund                   0.00%       52.98%         47.02%         100.00%        71.63%
Schroder Emerging Markets Small Cap Fund (a) (b)      0.00%       66.87%         33.13%         100.00%         0.04%
Schroder Short Duration Bond Fund                     0.00%        0.00%        100.00%         100.00%         0.00%
Schroder Total Return Fixed Income                   20.15%        0.00%         79.85%         100.00%         0.00%
Schroder Long Duration Investment-Grade Bond Fund     0.00%       10.83%         89.17%         100.00%         0.00%


                                                      QUALIFYING    U.S.      INTEREST      SHORT-TERM    FOREIGN
                                                      DIVIDEND   GOVERNMENT    RELATED     CAPITAL GAIN     TAX
                                                      INCOME(2)  INTEREST(3)  DIVIDENDS(4)  DIVIDENDS(5)   CREDIT
                                                      ---------- -----------  ------------  ------------  --------
Schroder North American Equity Fund                    73.01%      0.00%        0.08%        100.00%        0.00%
Schroder Emerging Markets Small Cap Fund (a) (b)       23.22%      0.00%        0.02%        100.00%        0.40%
Schroder Short Duration Bond Fund                       0.00%      9.76%       94.36%        100.00%        0.00%
Schroder Total Return Fixed Income                      0.00%     11.72%       67.99%          0.00%        0.00%
Schroder Long Duration Investment-Grade Bond Fund       0.00%     19.00%       75.03%        100.00%        0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of "Ordinary Income Distributions".

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions". It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Short-Term Capital Gain Dividends" as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid to foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2017, the total amount of foreign source gross income is $139,615. The total amount of foreign tax to be paid is $12,158. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund is designating a portion of the redemption proceeds as taxable net investment income and/or realized capital gain for dividend paid deduction purposes (equalization debits). This designation has no impact on shareholders' income tax reporting. For shareholders' income tax reporting, the amount of ordinary income and/or long-term gain, if any, will be designated on Form 1099-DIV.








--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS (UNAUDITED)

On December 12, 2017, the following Funds made per share short-term and long-term capital gain distributions to the shareholders of record as of December 11, 2017:

                                               SHORT-TERM         LONG-TERM
                                              CAPITAL GAINS     CAPITAL GAINS
                                              -------------     -------------
Schroder North American Equity Fund
  Investor Shares .............................  $ 0.2663         $ 0.4150
Schroder Emerging Markets Small Cap Fund
  R6 Shares ...................................    0.2801           1.9405
  Investor Shares .............................    0.2801           1.9405






















--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS (UNAUDITED)

A Joint Special Meeting of Shareholders of the Schroder Emerging Markets Small Cap Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 1,500,891            99.99%            100.00%
Against                         0                  0                  0
Abstain                         0                  0                  0
--------------------------------------------------------------------------------
Total                       1,500,891            99.99%            100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Emerging Markets Small Cap Fund February 2, 2017 for the purpose of approving an amended and restated management contract Schroder Investment Management North America Inc. ("SIMNA") and Schroder Series Trust on Schroder Emerging Markets Small Cap Fund, the motion was approved with the following voting voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 1,500,891             99.99%           100.00%
Against                         0                   0                0
Abstain/Broker Non Vote         0                   0                0
--------------------------------------------------------------------------------
Total                       1,500,891             99.99%           100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Long Duration Investment-Grade Bond Fund held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 5,009,668            59.88%            100.00%
Against                        0                   0                 0
Abstain                        0                   0                 0
--------------------------------------------------------------------------------
Total                       5,009,668            59.88%            100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Long Duration Investment-Grade Bond Fund was held February 2, 2017 for the purpose of approving an amended and restated management contract between SIMNA and Schroder Series Trust on behalf of the Schroder Long Duration Investment-Grade Bond Fund, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 5,000,113            59.77%             99.81%
Against                         0                  0                  0
Abstain/Broker Non Vote         9,555             0.11%              0.19%
--------------------------------------------------------------------------------
Total                       5,009,668            59.88%            100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER MUTUAL FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS (UNAUDITED)

A Joint Special Meeting of Shareholders of the Schroder North American Equity Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Global Series Trust, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                59,308,938            98.34%            100.00%
Against                        0                   0                  0
Abstain                        0                   0                  0
--------------------------------------------------------------------------------
Total                      59,308,938            98.34%            100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Short Duration Bond Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Series Trust, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 2,507,894            99.07%            100.00%
Against                        0                   0                  0
Abstain                        0                   0                  0
--------------------------------------------------------------------------------
Total                       2,507,894            99.07%            100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Short Duration Bond Fund was held February 2, 2017 for the purpose of approving an amended and restated management contract between SIMNA and Schroder Series Trust on behalf of the Schroder Short Duration Bond Fund, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 2,507,894            99.07%           100.00%
Against                         0                  0                 0
Abstain/Broker Non Vote         0                  0                 0
--------------------------------------------------------------------------------
Total                       2,507,894            99.07%           100.00%
--------------------------------------------------------------------------------

A Joint Special Meeting of Shareholders of the Schroder Total Return Fixed Income Fund was held February 2, 2017 for the purpose of electing Trustees of the Schroder Global Series Trust, the motion was approved with the following voting results:

                                             % OF OUTSTANDING
                        TOTAL SHARES VOTED     SHARES VOTED    % OF SHARES VOTED
--------------------------------------------------------------------------------
Affirmative                 2,293,431            38.89%           100.00%
Against                         0                  0                 0
Abstain                         0                  0                 0
--------------------------------------------------------------------------------
Total                       2,293,431            38.89%           100.00%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------


























--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------





























--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FACTS       WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            The types of personal information we collect and share depend on the product or service you have with us. This information can include:

            o    Social Security number and income
WHAT?       o    account balances and account transactions
            o    assets and investment experience

            When you are NO LONGER our customer, we continue to share your information as described in this notice.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            All financial companies need to share clients' personal information to run their everyday business. In the section below, we list the
HOW? reasons financial companies can share their clients' personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION                                   DOES SCHRODERS       CAN YOU LIMIT
                                                                                      SHARE?          THIS SHARING?
--------------------------------------------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES -- such as to process your transactions,            Yes                  No
maintain your account(s), or respond to court orders and legal investigations
--------------------------------------------------------------------------------------------------------------------
FOR OUR MARKETING PURPOSES -- to offer our products and services to you                Yes                  No
--------------------------------------------------------------------------------------------------------------------
FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES                                     No             We Don't Share
--------------------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -- information about your               Yes                  No
transactions and experiences
--------------------------------------------------------------------------------------------------------------------
FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES -- information about your               No             We Don't Share
creditworthiness
--------------------------------------------------------------------------------------------------------------------
FOR NONAFFILIATES TO MARKET TO YOU                                                     No             We Don't Share
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
QUESTIONS?       For Schroder Mutual Funds, call BFDS at (800) 464-3108.
                 For other inquiries, call Institutional Client Service at
                 (212) 641-3800 or email clientserviceny@us.schroders.com
--------------------------------------------------------------------------------



SCHRODERS [LOGO]

--------------------------------------------------------------------------------
PRIVACY STATEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHO WE ARE
--------------------------------------------------------------------------------

WHO IS PROVIDING THIS NOTICE?  Schroder Investment Management North America Inc.
                               Schroder Mutual Funds
                               Schroder Fund Advisors LLC
--------------------------------------------------------------------------------
WHAT WE DO
--------------------------------------------------------------------------------

HOW DOES SCHRODERS PROTECT      To protect your personal information from
MY PERSONAL INFORMATION?        unauthorized access and use, we use security
                                measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

                                Access to personal information is limited to
                                employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.
--------------------------------------------------------------------------------

HOW DOES SCHRODERS COLLECT      We collect your personal information, for
MY PERSONAL INFORMATION?        example, when you

                                o    open an account and provide account
                                     information
                                o    give us your contact information
                                o show your driver's license or government issued ID
                                o    enter into an investment advisory contract
                                o    make a wire transfer
--------------------------------------------------------------------------------

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only

                                o sharing for affiliates' everyday business purposes--information about your creditworthiness
                                o affiliates from using your information to market to you
                                o    sharing for nonaffiliates to market to you

                                State laws and individual companies may give
                                you additional rights to limit sharing.
--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AFFILIATES                      Companies related by common ownership or
                                control. They can be financial and nonfinancial
                                companies.
                                o    Our affiliates include companies with the
                                     Schroder name; financial companies such as
                                     Schroder Investment Management North
                                     America Limited and Schroder Investment
                                     Management Limited; and others, such as
                                     the parent, holding company, Schroders plc.
--------------------------------------------------------------------------------

NONAFFILIATES                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                o    Nonaffiliates we share with can include
                                     companies that help us maintain, process or
                                     service your transactions or account(s) or
                                     financial products, including companies
                                     that perform administrative, accounting,
                                     transfer agency, custodial, brokerage or
                                     proxy solicitation services, or that assist
                                     us in marketing.
--------------------------------------------------------------------------------

JOINT MARKETING                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.

                                o    Schroders doesn't jointly market.
--------------------------------------------------------------------------------

           INVESTMENT ADVISOR  Schroder Investment Management North America Inc.
                               7 Bryant Park
                               New York, NY 10018-3706

                     TRUSTEES  William M. Doran
                               Jon C. Hunt
                               Thomas P. Lemke
                               Randall S. Yanker
                               Jay C. Nadel

                  DISTRIBUTOR  SEI Investments Distribution Co.
                               1 Freedom Valley Drive
                               Oaks, Pennsylvania 19456

       TRANSFER & SHAREHOLDER  Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN  JPMorgan Chase Bank

                      COUNSEL  Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC  PricewaterhouseCoopers LLP
ACCOUNTING FIRM

                               This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund's current prospectus Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                               Schroder Series Trust
                               Schroder Global Series Trust
                               P.O. Box 55260
                               Boston, MA 02205-5260
                               (800) 464-3108


SCHRODERS [LOGO]


                                                                 SCH-AR-001-0100

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant's audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is "independent" as that term is defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Schroder Global Series Trust (the "Trust").

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                 Fiscal Year 2017                                            Fiscal Year 2016
------------------------------------------------------------------------------------------------------------------------------------
                           All fees and   All fees and   All other            All fees and      All fees and         All other
                           services to    services to    fees and             services to       services to          fees and
                           the Trust      service        services to          the Trust         service              services to
                           that were      affiliates     that service         that were         affiliates that      service
                           pre-           were pre-      affiliates that      pre-              were pre-            affiliates that
                           approved       approved       did not require      approved          approved             did not require
                                                         pre-approval                                                pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit Fees (1)          $23,900          N/A               $0              $28,100               N/A                 $0
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-Related Fees         $0             $0            $390,000              $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax Fees                   $0             $0            $9,000(3)          $7,085(2)              $0               $185,000(3)
------------------------------------------------------------------------------------------------------------------------------------
(d) All Other Fees             $0             $0            $27,300               $0                  $0                 $0
------------------------------------------------------------------------------------------------------------------------------------

Notes:
     (1) Audit fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
     (2)  Tax return preparation fees.
     (3)  Tax compliance services provided to service affiliates of the Funds.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) were as follows:

--------------------------------------------------------------------------------
                                      2017               2016
--------------------------------------------------------------------------------
          Audit-Related Fees          N/A                 N/A
--------------------------------------------------------------------------------
          Tax Fees                     0%                  0%
--------------------------------------------------------------------------------
          All Other Fees              N/A                 N/A
--------------------------------------------------------------------------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $426,300 and $192,085 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either the Registrant's investment adviser or to any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of the Registrant's Board of Trustees. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                        Schroder Global Series Trust

By (Signature and Title)                            /s/ Michael Beattie
                                                    --------------------------
                                                    Michael Beattie
                                                    President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                            /s/ Michael Beattie
                                                    --------------------------
                                                    Michael Beattie
                                                    President

Date: January 9, 2018


By (Signature and Title)                            /s/ Stephen Connors
                                                    --------------------------
                                                    Stephen Connors
                                                    Treasurer, Controller, and
                                                    Chief Financial Officer

Date: January 9, 2018